UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10487

Hotchkis & Wiley Funds

(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

Hotchkis & Wiley Capital Management, LLC

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Name and address of agent for service)

Copies to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, Illinois 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2023

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2023

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	19
MID-CAP VALUE FUND	21
SMALL CAP VALUE FUND	23
SMALL CAP DIVERSIFIED VALUE FUND	25
GLOBAL VALUE FUND	32
INTERNATIONAL VALUE FUND	34
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	36
VALUE OPPORTUNITIES FUND	42
HIGH YIELD FUND	45
STATEMENTS OF ASSETS & LIABILITIES	52
STATEMENTS OF OPERATIONS	54
STATEMENTS OF CHANGES IN NET ASSETS	56
FINANCIAL HIGHLIGHTS	61
NOTES TO THE FINANCIAL STATEMENTS	66
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	80
FUND EXPENSE EXAMPLES	81
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	83
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	85
MANAGEMENT	86
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the 12 months ended June 30, 2023.

OVERVIEW

In the 12-month period ended June 30, 2023, the S&P 500® Index returned +19.59%, the MSCI World Index returned +18.51%, and the ICE BofA U.S. High Yield Index returned +8.97%. The catalyst for the market's performance this year appears to be the decrease in rates of inflation. The U.S. Consumer Price Index (CPI) has fallen from its 9.1% peak in mid-2022 to 4.0% and is expected to decline further. European inflation remains slightly higher but has shown a similarly declining trajectory. Lower inflation and lower interest rates are generally good for equities. This seems to have trumped concerns about an economic slowdown. Bloomberg publishes a Recession Probability Forecast, which surveys a group of economists on what they think the chances of a recession are in the next 12 months. The U.S. version of this index currently stands at 65% while the Eurozone index is less than 50%. However, equity markets fell in 2022 more than they have risen year-to-date in 2023, i.e., the MSCI World Index is still down over the past year and a half suggesting a slowdown might be priced in already. Also, not all recessions/slowdowns are created equally. Balance sheets of consumers and companies are generally healthy, unlike 2007/2008. Fewer excesses in the financial system are likely to limit the severity of a recession if one occurs.

Performance deviations between value and growth have been stark in recent periods. Year-to-date, the MSCI World Growth Index has outperformed the MSCI World Value Index by 23 percentage points (+27% vs. +4%). Over the past year and a half, however, global value remains ahead of global growth due to its substantial outperformance last year. At the beginning of calendar year 2022, global growth traded at a near-record premium to global value1. Value's outperformance in 2022 brought this premium down by year end, but it remained more than 1 standard deviation above average. With growth's dramatic outperformance thus far in 2023, its valuation premium has again spiked, and now sits more than 2 standard deviations wider than normal. We do not view this gap as sustainable, and a reversion toward more normal valuation relationships would be significantly favorable to value relative to growth going forward. We view the overall equity market as rather richly valued, though this is driven by growth stocks, not value.

Our equity portfolios generally trade at considerable discounts to their respective benchmarks. Importantly, however, we do not blindly invest in companies/industries with the lowest price multiples. We invest in those that trade at the largest discounts to intrinsic value, and that intrinsic value is highly dependent on a company's risk profile — lower risk companies have higher intrinsic values all else equal and should command higher fair value multiples.

The yield-to-worst on the ICE BofA U.S. High Yield Index is 8.6% and its spread over treasuries stands at just over 400 basis points. We view these as about fair/average considering the economic backdrop, though the dispersion of spreads remains sufficiently wide for active credit pickers to add value. Our ability to find mispriced credits in the less efficient segment of the high yield market, i.e., small and mid cap credits, has long been a competitive advantage for our strategy. This long-term edge added value over the past 12 months, and we are optimistic that this can persist.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 16.88% for the one year ended June 30, 2023 compared to the Russell 1000® Value Index return of 11.54%.

Positive stock selection in industrials, information technology, and health care were the largest positive contributors to relative performance in the period. The lack of exposure to real estate, overweight in information technology, and underweight in utilities and health care also helped. Stock selection in energy and communication services detracted from relative performance. The largest positive contributors in the 12-month period were General Electric, Workday, Oracle, Microsoft, and First Citizens; the largest detractors were Vodafone, Citizens Financial, CVS Health, Ericsson, and Ovintiv.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 14.35% for the one year ended June 30, 2023 compared to the Russell 1000® Value Index return of 11.54%.

Over the 12-month period ended June 30, 2023, the Fund's performance was helped by positive stock selection in industrials, information technology, and health care. The underweight exposure to real estate, utilities, and health care also helped, in addition to the overweight exposure to information technology. Stock selection in energy and communication services detracted from performance in the period. The largest positive contributors in the 12-month period were General Electric, Oracle, Microsoft, HCA Healthcare, and GE HealthCare; the largest detractors were Vodafone, Ericsson, Citizens Financial, F5, Inc., and CVS Health.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 14.47% for the one year ended June 30, 2023 compared to the Russell Midcap® Value Index return of 10.50%.

The Fund's performance over the past year was helped by positive stock selection in financials, health care, energy, and communication services. The underweight exposure to real estate, utilities, and consumer staples also helped. The overweight exposure to financials, along with stock selection in information technology and industrials detracted from performance. The largest positive contributors to relative performance in the 12-month period were First Citizens, Fluor, Universal Health Services, ODP Corp., and FedEx; the largest detractors were Citizens Financial Group, Popular, Ericsson, Kosmos Energy, and Credit Suisse.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 19.73% for the one year ended June 30, 2023 compared to the Russell 2000® Value Index return of 6.01%.

1 Based on consensus forward price-to-earnings (fiscal year 2)

In the 12 months ended June 30, 2023, positive stock selection in financials, communication services, and real estate were positive performance contributors. The overweight exposure to energy, information technology, and industrials also helped relative performance. Stock selection in industrials and information technology detracted from performance in the period. The largest positive contributors to relative performance in the period were Seritage Growth Properties, Evercore, Stagwell, Expro Group, and Itron; the largest detractors were Popular, Korn Ferry, F5, Inc., Bank of NT Butterfield, and Horace Mann Educators.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 12.47% for the one year ended June 30, 2023 compared to the Russell 2000® Value Index return of 6.01%.

The Fund was helped over the past 12-month period by positive stock selection in financials, consumer discretionary, and information technology. The overweight positions in energy, information technology, and industrials also helped, along with the underweight position in real estate. The overweight position in financials was a detractor, along with negative stock selection in health care, materials, and real estate.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 17.61% for the one year ended June 30, 2023 compared to the MSCI World Index return of 18.51%.

Relative to the broad benchmark, the Fund's value focused approach hurt performance as global growth stocks outperformed global value stocks by a wide margin. The Fund performed well relative to the global value benchmark. In addition to the style bias, stock selection in information technology and energy hurt relative to the broad benchmark, along with the overweight position in financials. Positive stock selection in financials and industrials were positive relative contributors. The largest individual detractors relative to the broad benchmark were Ericsson, CVS Health, F5, Inc., Popular, and Vodafone; the largest positive contributors were General Electric, UniCredit, Oracle, Workday, and Accor.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 21.88% for the one year ended June 30, 2023 compared to the MSCI World ex-USA Index return of 17.41%.

The Fund outperformed the broad benchmark, despite its value focused approach which was a stylistic headwind as international growth outperformed international value. Relative to the broad benchmark, the Fund was helped by positive stock selection in financials and energy. The underweight allocation to health care and the absence of real estate stocks also helped. Stock selection in information technology, communication services, and industrials detracted from performance, along with the overweight exposure to energy. The largest positive contributors to relative performance in the period were UniCredit, Rothschild, CNH Industrial, Airbus, and BNP Paribas; the largest detractors were Ericsson, Vodafone, Credit Suisse, International Distributions, and Suncor Energy.

HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 17.07% for the one year ended June 30, 2023 compared to the MSCI World ex-USA Small Cap Index return of 10.05%.

The Fund's 12-month performance was helped by positive stock selection in 8 of the 11 GICS® sectors, most notably industrials, financials, and materials. The underweight allocation to real estate and overweight allocation to financials also helped. Negative stock selection in consumer staples and energy were modest detractors.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 24.67% for the one year ended June 30, 2023 compared to the Russell 3000® Value Index return of 11.22%.

Positive security selection in 9 of the 11 GICS® sectors helped relative performance. Security selection was most positive in financials, industrials, health care, and communication services. The overweight exposure to information technology and energy, along with the underweight exposure to health care also helped. Stock selection in information technology hurt, along with the overweight position in communication services. The largest positive contributors to relative performance in the period were General Electric, Microsoft, Rothschild, Workday, and Stagwell; the largest detractors were F5, Inc., Ericsson, Popular, Redbubble, and Warner Bros. Discovery.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 9.23% for the one year ended June 30, 2023 compared to the ICE BofA BB-B U.S. High Yield Constrained Index return of 8.67%.

Positive credit selection in small and mid cap credits, a core competency throughout the Fund's history, helped relative performance in the 12-month period. From a sector perspective, credit selection in retail, energy, information technology, and capital goods helped relative performance. Credit selection in basic industry, media, and banking were relative performance detractors.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares (Class I, Class A, Class C and Class Z). The International Small Cap Diversified Value Fund has three authorized classes of shares (Class I, Class A and Class Z). Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, extension risk, prepayment risk, and default risk, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in securities included in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

MSCI World Growth Index is the growth investment style of the MSCI World Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS

Fund Information

growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Value Index is the value investment style of the MSCI World Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

MSCI World ex-USA Small Cap Index is a free float-adjusted weighted index capturing small cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofA U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2023. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2023. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 25 industry groups, 74 industries and 163 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-earnings (P/E) is calculated by dividing the current price of a stock by the company's trailing 12 months' earnings per share.

Forward P/E is the projected P/E ratios of the companies invested in the portfolio, which ratios represent current market price per share divided by a company's estimated future earnings-per-share. Projected earnings are consensus analyst forecasts; actual P/E ratios may differ from projected P/E ratios.

Spread over treasuries is the difference in yield between a fixed income security and a Treasury security of similar maturity.

Standard deviation is a measure of how dispersed the data is in relation to the mean.

U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Yield-to-worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the year ended June 30, 2023, the Value Opportunities Fund held purchased put options, which resulted in realized gains and unrealized losses.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	16.88%	8.58%	9.82%	7.70%
Class A
Average annual total return (with sales charge)	10.44%	7.15%	8.96%	7.13%
Average annual total return (without sales charge)	16.58%	8.31%	9.56%	7.43%
Class C
Average annual total return (with CDSC)	14.75%	7.49%	8.73%	6.65%
Average annual total return (without CDSC)	15.75%	7.49%	8.73%	6.65%
Russell 1000® Value Index††
Average annual total return	11.54%	8.11%	9.22%	7.99%
Russell 1000® Index††
Average annual total return	19.36%	11.92%	12.64%	9.96%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.04% for Class I shares, 1.25% for Class A shares and 2.04% for Class C shares, respectively.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	14.35%	7.39%	9.46%	8.96%
Class A
Average annual total return (with sales charge)	8.09%	5.97%	8.60%	8.55%
Average annual total return (without sales charge)	14.08%	7.12%	9.19%	8.71%
Class C
Average annual total return (with CDSC)	12.23%	6.35%	8.39%	7.89%
Average annual total return (without CDSC)	13.23%	6.35%	8.39%	7.89%
Class Z
Average annual total return	14.46%	7.48%	9.51%	8.98%
Russell 1000® Value Index††
Average annual total return	11.54%	8.11%	9.22%	9.53%
Russell 1000® Index††
Average annual total return	19.36%	11.92%	12.64%	10.13%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 6/24/87. Average annual total return for the Russell 1000® Value Index reflects a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.99% for Class I shares, 1.20% for Class A shares, 1.96% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	14.47%	4.91%	7.06%	10.86%
Class A
Average annual total return (with sales charge)	8.24%	3.57%	6.24%	10.37%
Average annual total return (without sales charge)	14.24%	4.69%	6.82%	10.59%
Class C
Average annual total return (with CDSC)	12.35%	3.89%	6.01%	9.79%
Average annual total return (without CDSC)	13.35%	3.89%	6.01%	9.79%
Class Z
Average annual total return	14.60%	5.01%	7.11%	10.88%
Russell Midcap® Value Index††
Average annual total return	10.50%	6.84%	9.03%	9.79%
Russell Midcap® Index††
Average annual total return	14.92%	8.46%	10.32%	9.95%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.00% for Class I shares, 1.21% for Class A shares, 1.98% for Class C shares and 0.88% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	19.73%	7.47%	9.30%	11.13%
Class A
Average annual total return (with sales charge)	13.21%	6.11%	8.47%	10.73%
Average annual total return (without sales charge)	19.49%	7.26%	9.06%	10.89%
Class C
Average annual total return (with CDSC)	17.60%	6.48%	8.25%	10.08%
Average annual total return (without CDSC)	18.60%	6.48%	8.25%	10.08%
Class Z
Average annual total return	19.90%	7.62%	9.38%	11.15%
Russell 2000® Value Index††
Average annual total return	6.01%	3.54%	7.29%	10.15%
Russell 2000® Index††
Average annual total return	12.31%	4.21%	8.26%	9.32%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02: Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 9/20/85. Average annual total return for the Russell 2000® Value Index reflects a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.06% for Class I shares, 1.21% for Class A shares, 1.96% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	12.47%	5.52%	7.92%
Class A
Average annual total return (with sales charge)	6.20%	4.14%	7.00%
Average annual total return (without sales charge)	12.12%	5.26%	7.64%
Class Z
Average annual total return	12.54%	5.53%	7.92%
Russell 2000® Value Index††
Average annual total return	6.01%	3.54%	5.72%
Russell 2000® Index††
Average annual total return	12.31%	4.21%	6.67%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.87% for Class I shares, 1.14% for Class A shares and 0.77% for Class Z shares, respectively.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	10 Years	Since 12/31/12*
Class I
Average annual total return	17.61%	5.19%	7.30%	8.37%
Class A
Average annual total return (with sales charge)	11.14%	3.78%	6.46%	7.55%
Average annual total return (without sales charge)	17.30%	4.91%	7.04%	8.10%
MSCI World Index††
Average annual total return	18.51%	9.07%	9.50%	9.88%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.25% for Class I shares and 1.50% for Class A shares, respectively.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	Since 12/31/15*
Class I
Average annual total return	21.88%	4.53%	6.38%
MSCI World ex-USA Index††
Average annual total return	17.41%	4.58%	6.04%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 5.08% for Class I shares.

Fund Performance Data

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Period ended June 30, 2023	1 Year	3 Years
Class I
Average annual total return	17.07%	15.01%
MSCI World ex-USA Small Cap Index††
Average annual total return	10.05%	6.42%

† The Fund invests primarily in equity securities of non-U.S. companies with market capitalizations similar to the MSCI World ex-USA Small Cap Index.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 4.59% for Class I shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	24.67%	9.61%	10.62%	12.03%
Class A
Average annual total return (with sales charge)	17.84%	8.16%	9.74%	11.50%
Average annual total return (without sales charge)	24.36%	9.33%	10.34%	11.79%
Class C
Average annual total return (with CDSC)	22.44%	8.54%	9.53%	10.95%
Average annual total return (without CDSC)	23.44%	8.54%	9.53%	10.95%
Class Z
Average annual total return	24.74%	9.68%	10.65%	12.05%
Russell 3000® Value Index††
Average annual total return	11.22%	7.79%	9.09%	8.87%
Russell 3000® Index††
Average annual total return	18.95%	11.39%	12.34%	10.44%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.96% for Class I shares, 1.21% for Class A shares, 1.92% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2023	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	9.23%	2.28%	3.72%	7.56%
Class A
Average annual total return (with sales charge)	4.72%	1.18%	3.04%	6.93%
Average annual total return (without sales charge)	8.80%	1.96%	3.43%	7.22%
Class C
Average annual total return (with CDSC)	7.03%	1.28%	2.69%	6.49%
Average annual total return (without CDSC)	8.03%	1.28%	2.69%	6.49%
Class Z
Average annual total return	9.23%	2.36%	3.76%	7.59%
ICE BofA BB-B U.S. High Yield Constrained Index††
Average annual total return	8.67%	3.40%	4.36%	7.82%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.77% for Class I shares, 0.98% for Class A shares, 1.78% for Class C shares and 0.66% for Class Z shares, respectively.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Wells Fargo & Company	3.98%
American International Group, Inc.	3.71%
Citigroup, Inc.	3.46%
Microsoft Corp.	2.98%
Elevance Health, Inc.	2.97%
General Motors Company	2.77%
F5, Inc.	2.72%
APA Corp.	2.70%
Workday, Inc.	2.61%
Alphabet, Inc.	2.61%
COMMON STOCKS — 99.04%	Shares Held	Value
COMMUNICATION SERVICES — 8.69% Entertainment — 1.14%
Warner Bros. Discovery, Inc. (a)	74,700	$936,738
Interactive Media & Services — 2.61%
Alphabet, Inc. (a)	17,900	2,142,630
Media — 4.15%
Comcast Corp.	41,100	1,707,705
News Corp.	42,600	830,700
Omnicom Group, Inc.	4,800	456,720
Paramount Global	26,400	420,024
		3,415,149
Wireless Telecommunication Services — 0.79%
Vodafone Group PLC — ADR	68,863	650,755
TOTAL COMMUNICATION SERVICES		7,145,272
CONSUMER DISCRETIONARY — 6.83% Automobile Components — 3.57%
Adient PLC (a)	8,074	309,396
Aptiv PLC (a)	6,200	632,958
BorgWarner, Inc.	8,400	410,844
Magna International, Inc.	28,000	1,580,320
		2,933,518
Automobiles — 2.77%
General Motors Company	59,200	2,282,752
Hotels, Restaurants & Leisure — 0.49%
Booking Holdings, Inc. (a)	150	405,049
TOTAL CONSUMER DISCRETIONARY		5,621,319
CONSUMER STAPLES — 1.63% Personal Care Products — 1.63%
Unilever PLC — ADR	25,800	1,344,954
TOTAL CONSUMER STAPLES		1,344,954
	Shares Held	Value
ENERGY — 11.81% Energy Equipment & Services — 3.26%
Baker Hughes Company	13,400	$423,574
Halliburton Company	20,000	659,800
NOV, Inc.	77,100	1,236,684
Schlumberger NV	7,300	358,576
		2,678,634
Oil, Gas & Consumable Fuels — 8.55%
APA Corp.	65,100	2,224,467
Cenovus Energy, Inc.	38,100	646,938
Marathon Oil Corp.	52,200	1,201,644
Murphy Oil Corp.	17,700	677,910
Ovintiv, Inc.	23,200	883,224
Shell PLC — ADR	23,162	1,398,522
		7,032,705
TOTAL ENERGY		9,711,339
FINANCIALS — 26.77% Banks — 13.05%
Citigroup, Inc.	61,774	2,844,075
Citizens Financial Group, Inc.	58,700	1,530,896
First Citizens BancShares, Inc.	872	1,119,169
U.S. Bancorp	59,400	1,962,576
Wells Fargo & Company	76,734	3,275,007
		10,731,723
Capital Markets — 5.80%
The Bank of New York Mellon Corp.	38,100	1,696,212
The Goldman Sachs Group, Inc.	5,350	1,725,589
State Street Corp.	18,400	1,346,512
		4,768,313

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Consumer Finance — 0.56%
Capital One Financial Corp.	4,200	$459,354
Financial Services — 1.69%
Equitable Holdings, Inc.	13,700	372,092
Fidelity National Information Services, Inc.	18,700	1,022,890
		1,394,982
Insurance — 5.67%
American International Group, Inc.	53,000	3,049,620
Corebridge Financial, Inc.	19,900	351,434
The Hartford Financial Services Group, Inc.	17,600	1,267,552
		4,668,606
TOTAL FINANCIALS		22,022,978
HEALTH CARE — 13.36% Health Care Equipment & Supplies — 3.51%
GE HealthCare Technologies, Inc.	9,412	764,631
Medtronic PLC	17,182	1,513,734
Zimmer Biomet Holdings, Inc.	4,200	611,520
		2,889,885
Health Care Providers & Services — 8.79%
Centene Corp. (a)	15,400	1,038,730
The Cigna Group	2,700	757,620
CVS Health Corp.	22,500	1,555,425
Elevance Health, Inc.	5,500	2,443,595
HCA Healthcare, Inc.	3,400	1,031,832
Humana, Inc.	900	402,417
		7,229,619
Pharmaceuticals — 1.06%
GSK PLC — ADR	11,740	418,414
Sanofi — ADR	8,400	452,760
		871,174
TOTAL HEALTH CARE		10,990,678
INDUSTRIALS — 11.61% Aerospace & Defense — 2.22%
The Boeing Company (a)	4,900	1,034,684
Raytheon Technologies Corp.	8,100	793,476
		1,828,160
Air Freight & Logistics — 2.45%
FedEx Corp.	8,120	2,012,948
Construction & Engineering — 0.36%
Fluor Corp. (a)	10,000	296,000
Industrial Conglomerates — 2.33%
General Electric Company	17,437	1,915,454
	Shares Held	Value
Machinery — 4.25%
CNH Industrial NV	57,600	$829,440
Cummins, Inc.	4,900	1,201,284
PACCAR, Inc.	11,700	978,705
The Timken Company	5,300	485,109
		3,494,538
TOTAL INDUSTRIALS		9,547,100
INFORMATION TECHNOLOGY — 14.94% Communications Equipment — 4.83%
F5, Inc. (a)	15,300	2,237,778
Telefonaktiebolaget LM Ericsson — ADR	319,100	1,739,095
		3,976,873
Electronic Equipment, Instruments & Components — 2.10%
Corning, Inc.	23,000	805,920
TE Connectivity Ltd.	6,600	925,056
		1,730,976
IT Services — 0.53%
Cognizant Technology Solutions Corp.	6,700	437,376
Semiconductors & Semiconductor Equipment — 0.93%
Micron Technology, Inc.	12,100	763,631
Software — 6.55%
Microsoft Corp.	7,200	2,451,888
Oracle Corp.	6,600	785,994
Workday, Inc. (a)	9,500	2,145,955
		5,383,837
TOTAL INFORMATION TECHNOLOGY		12,292,693
MATERIALS — 1.47% Chemicals — 1.16%
Olin Corp.	18,600	955,854
Containers & Packaging — 0.31%
International Paper Company	7,900	251,299
TOTAL MATERIALS		1,207,153
UTILITIES — 1.93% Electric Utilities — 1.93%
PPL Corp.	59,900	1,584,954
TOTAL UTILITIES		1,584,954
Total common stocks (Cost $70,123,791)		81,468,440
Total long-term investments (Cost $70,123,791)		81,468,440

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Diversified Value Fund

SHORT-TERM INVESTMENTS — 1.22%	Principal Amount		Value
Time Deposits — 1.22%
JPMorgan Chase & Company, 4.42%, 07/03/2023*		$1,003,453	$1,003,453
Skandinaviska Enskilda Banken, 2.37%, 07/03/2023*	EUR	3	3
Total short-term investments (Cost $1,003,456)			1,003,456
Total investments — 100.26% (Cost $71,127,247)			82,471,896
Liabilities in excess of other assets — (0.26)%			(211,538)
Net assets — 100.00%			$82,260,358

(a) — Non-income producing security.

ADR — American Depositary Receipt

EUR — Euro

* — Invested through a cash management Account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.31%
Wells Fargo & Company	3.94%
F5, Inc.	3.93%
Citigroup, Inc.	3.78%
Elevance Health, Inc.	3.22%
General Motors Company	3.21%
APA Corp.	3.03%
Microsoft Corp.	2.99%
FedEx Corp.	2.78%
U.S. Bancorp	2.67%
COMMON STOCKS — 99.25%	Shares Held	Value
COMMUNICATION SERVICES — 7.50% Entertainment — 1.42%
Warner Bros. Discovery, Inc. (a)	418,300	$5,245,482
Interactive Media & Services — 2.17%
Alphabet, Inc. (a)	67,200	8,043,840
Media — 3.00%
Comcast Corp.	220,200	9,149,310
Paramount Global	124,000	1,972,840
		11,122,150
Wireless Telecommunication Services — 0.91%
Vodafone Group PLC — ADR	357,044	3,374,066
TOTAL COMMUNICATION SERVICES		27,785,538
CONSUMER DISCRETIONARY — 6.40% Automobile Components — 2.70%
Adient PLC (a)	39,291	1,505,631
Magna International, Inc.	151,100	8,528,084
		10,033,715
Automobiles — 3.21%
General Motors Company	308,400	11,891,904
Hotels, Restaurants & Leisure — 0.49%
Booking Holdings, Inc. (a)	670	1,809,221
TOTAL CONSUMER DISCRETIONARY		23,734,840
CONSUMER STAPLES — 1.67% Personal Care Products — 1.67%
Unilever PLC — ADR	119,100	6,208,683
TOTAL CONSUMER STAPLES		6,208,683
ENERGY — 12.69% Energy Equipment & Services — 2.97%
Baker Hughes Company	60,600	1,915,566
Halliburton Company	71,100	2,345,589
NOV, Inc.	419,400	6,727,176
		10,988,331
	Shares Held	Value
Oil, Gas & Consumable Fuels — 9.72%
APA Corp.	328,200	$11,214,594
Marathon Oil Corp.	280,800	6,464,016
Murphy Oil Corp.	90,070	3,449,681
Ovintiv, Inc.	108,080	4,114,606
Shell PLC — ADR	122,372	7,388,821
Suncor Energy, Inc.	116,300	3,409,916
		36,041,634
TOTAL ENERGY		47,029,965
FINANCIALS — 29.76% Banks — 12.25%
Citigroup, Inc.	304,188	14,004,815
Citizens Financial Group, Inc.	264,800	6,905,984
U.S. Bancorp	299,700	9,902,088
Wells Fargo & Company	342,263	14,607,785
		45,420,672
Capital Markets — 7.00%
The Bank of New York Mellon Corp.	207,300	9,228,996
The Goldman Sachs Group, Inc.	29,300	9,450,422
State Street Corp.	99,100	7,252,138
		25,931,556
Consumer Finance — 0.52%
Capital One Financial Corp.	17,600	1,924,912
Financial Services — 3.44%
Equitable Holdings, Inc.	61,500	1,670,340
Euronet Worldwide, Inc. (a)	54,400	6,384,928
Fidelity National Information Services, Inc.	85,500	4,676,850
		12,732,118
Insurance — 6.55%
American International Group, Inc.	277,400	15,961,596
Corebridge Financial, Inc.	86,700	1,531,122

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
The Hartford Financial Services Group, Inc.	94,400	$6,798,688
		24,291,406
TOTAL FINANCIALS		110,300,664
HEALTH CARE — 13.28% Health Care Equipment & Supplies — 4.08%
GE HealthCare Technologies, Inc.	43,562	3,538,977
Medtronic PLC	88,700	7,814,470
Zimmer Biomet Holdings, Inc.	25,800	3,756,480
		15,109,927
Health Care Providers & Services — 8.09%
The Cigna Group	14,300	4,012,580
CVS Health Corp.	117,130	8,097,197
Elevance Health, Inc.	26,900	11,951,401
HCA Healthcare, Inc.	19,600	5,948,208
		30,009,386
Pharmaceuticals — 1.11%
GSK PLC — ADR	53,340	1,901,037
Sanofi — ADR	40,900	2,204,510
		4,105,547
TOTAL HEALTH CARE		49,224,860
INDUSTRIALS — 11.27% Aerospace & Defense — 0.56%
Huntington Ingalls Industries, Inc.	9,100	2,071,160
Air Freight & Logistics — 2.78%
FedEx Corp.	41,600	10,312,640
Industrial Conglomerates — 2.65%
General Electric Company	89,387	9,819,162
Machinery — 5.28%
CNH Industrial NV	294,000	4,233,600
Cummins, Inc.	30,200	7,403,832
PACCAR, Inc.	54,450	4,554,743
Stanley Black & Decker, Inc.	35,900	3,364,189
		19,556,364
TOTAL INDUSTRIALS		41,759,326
INFORMATION TECHNOLOGY — 13.10% Communications Equipment — 6.20%
F5, Inc. (a)	99,700	14,582,122
Telefonaktiebolaget LM Ericsson — ADR	1,538,100	8,382,645
		22,964,767
Electronic Equipment, Instruments & Components — 2.38%
Corning, Inc.	111,600	3,910,464
TE Connectivity Ltd.	35,100	4,919,616
		8,830,080
IT Services — 0.57%
Amdocs Ltd.	21,500	2,125,275
	Shares Held		Value
Software — 3.95%
Microsoft Corp.		32,500	$11,067,550
Oracle Corp.		29,980	3,570,318
			14,637,868
TOTAL INFORMATION TECHNOLOGY			48,557,990
MATERIALS — 1.63% Chemicals — 1.20%
Olin Corp.		87,000	4,470,930
Containers & Packaging — 0.43%
International Paper Company		50,000	1,590,500
TOTAL MATERIALS			6,061,430
UTILITIES — 1.95% Electric Utilities — 1.95%
PPL Corp.		273,200	7,228,872
TOTAL UTILITIES			7,228,872
Total common stocks (Cost $322,336,914)			367,892,168
Total long-term investments (Cost $322,336,914)			367,892,168
SHORT-TERM INVESTMENTS — 0.92%	Principal Amount
Time Deposits — 0.92%
Citigroup, Inc., 4.42%, 07/03/2023*		$3,414,650	3,414,650
Skandinaviska Enskilda Banken, 2.37%, 07/03/2023*	EUR	17	18
Total short-term investments (Cost $3,414,667)			3,414,668
Total investments — 100.17% (Cost $325,751,581)			371,306,836
Liabilities in excess of other assets — (0.17)%			(616,910)
Net assets — 100.00%			$370,689,926

(a) — Non-income producing security.

ADR — American Depositary Receipt

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Kosmos Energy Ltd.	5.07%
APA Corp.	4.43%
Popular, Inc.	4.37%
Citizens Financial Group, Inc.	3.96%
Fluor Corp.	3.61%
Telefonaktiebolaget LM Ericsson	3.20%
American International Group, Inc.	3.05%
Adient PLC	2.91%
F5, Inc.	2.74%
First Citizens BancShares, Inc.	2.68%
COMMON STOCKS — 99.71%	Shares Held	Value
COMMUNICATION SERVICES — 3.57% Entertainment — 1.70%
Warner Bros. Discovery, Inc. (a)	604,600	$7,581,684
Media — 1.87%
News Corp.	232,300	4,529,850
Paramount Global	236,800	3,767,488
		8,297,338
TOTAL COMMUNICATION SERVICES		15,879,022
CONSUMER DISCRETIONARY — 11.90% Automobile Components — 7.60%
Adient PLC (a)	338,500	12,971,320
BorgWarner, Inc.	46,100	2,254,751
The Goodyear Tire & Rubber Company (a)	537,500	7,353,000
Lear Corp.	14,900	2,138,895
Magna International, Inc.	161,900	9,137,636
		33,855,602
Automobiles — 0.35%
Harley-Davidson, Inc.	43,900	1,545,719
Household Durables — 1.59%
Whirlpool Corp.	47,600	7,082,404
Specialty Retail — 1.62%
The ODP Corp. (a)	154,145	7,217,069
Textiles, Apparel & Luxury Goods — 0.74%
Capri Holdings Ltd. (a)	91,500	3,283,935
TOTAL CONSUMER DISCRETIONARY		52,984,729
CONSUMER STAPLES — 0.94% Personal Care Products — 0.94%
Herbalife Ltd. (a)	315,200	4,173,248
TOTAL CONSUMER STAPLES		4,173,248
ENERGY — 20.10% Energy Equipment & Services — 2.46%
Expro Group Holdings NV (a)	135,883	2,407,846
	Shares Held	Value
Halliburton Company	135,600	$4,473,444
NOV, Inc.	254,600	4,083,784
		10,965,074
Oil, Gas & Consumable Fuels — 17.64%
APA Corp.	577,400	19,729,758
Baytex Energy Corp. (a)	817,100	2,663,746
California Resources Corp.	99,500	4,506,355
Cenovus Energy, Inc.	333,300	5,659,434
Chord Energy Corp.	20,200	3,106,760
Kosmos Energy Ltd. (a)	3,766,320	22,560,257
Marathon Oil Corp.	240,700	5,540,914
Murphy Oil Corp.	163,100	6,246,730
Ovintiv, Inc.	86,800	3,304,476
Range Resources Corp.	176,100	5,177,340
		78,495,770
TOTAL ENERGY		89,460,844
FINANCIALS — 27.95% Banks — 13.93%
Citizens Financial Group, Inc.	675,000	17,604,000
Comerica, Inc.	87,900	3,723,444
First Citizens BancShares, Inc.	9,287	11,919,400
First Horizon Corp.	312,500	3,521,875
KeyCorp	246,400	2,276,736
Popular, Inc.	321,100	19,432,972
Western Alliance Bancorp	97,100	3,541,237
		62,019,664
Capital Markets — 3.36%
Lazard Ltd.	42,000	1,344,000
Northern Trust Corp.	33,000	2,446,620
State Street Corp.	152,500	11,159,950
		14,950,570

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Consumer Finance — 0.98%
SLM Corp.	268,400	$4,380,288
Financial Services — 1.65%
Euronet Worldwide, Inc. (a)	16,100	1,889,657
Fidelity National Information Services, Inc.	99,500	5,442,650
		7,332,307
Insurance — 8.03%
American International Group, Inc.	236,000	13,579,440
CNO Financial Group, Inc.	433,800	10,268,046
Enstar Group Ltd. (a)	35,100	8,572,824
The Hartford Financial Services Group, Inc.	46,000	3,312,920
		35,733,230
TOTAL FINANCIALS		124,416,059
HEALTH CARE — 4.16% Health Care Providers & Services — 3.71%
Centene Corp. (a)	83,800	5,652,310
Universal Health Services, Inc.	68,900	10,870,353
		16,522,663
Pharmaceuticals — 0.45%
Jazz Pharmaceuticals PLC (a)	16,000	1,983,520
TOTAL HEALTH CARE		18,506,183
INDUSTRIALS — 15.04% Air Freight & Logistics — 3.29%
FedEx Corp.	23,200	5,751,280
International Distributions Services PLC (v)	3,165,000	8,896,717
		14,647,997
Commercial Services & Supplies — 1.70%
The Brink's Company	111,500	7,563,045
Construction & Engineering — 3.61%
Fluor Corp. (a)	542,500	16,058,000
Ground Transportation — 1.29%
U-Haul Holding Company	113,500	5,751,045
Machinery — 3.55%
Allison Transmission Holdings, Inc.	85,700	4,838,622
CNH Industrial NV	225,500	3,247,200
Iveco Group NV (a) (v)	141,180	1,273,171
Stanley Black & Decker, Inc.	68,700	6,437,877
		15,796,870
Professional Services — 1.60%
ManpowerGroup, Inc.	89,700	7,122,180
TOTAL INDUSTRIALS		66,939,137
INFORMATION TECHNOLOGY — 7.88% Communications Equipment — 6.27%
CommScope Holding Company, Inc. (a)	259,100	1,458,733
F5, Inc. (a)	83,400	12,198,084
	Shares Held	Value
Telefonaktiebolaget LM Ericsson — ADR	2,616,800	$14,261,560
		27,918,377
Electronic Equipment, Instruments & Components — 1.61%
Arrow Electronics, Inc. (a)	50,000	7,161,500
TOTAL INFORMATION TECHNOLOGY		35,079,877
MATERIALS — 3.38% Chemicals — 3.38%
Huntsman Corp.	182,800	4,939,256
Olin Corp.	196,300	10,087,857
TOTAL MATERIALS		15,027,113
REAL ESTATE — 1.15% Hotel & Resort Real Estate Investment Trusts — 0.13%
Pebblebrook Hotel Trust	43,100	600,814
Office Real Estate Investment Trusts — 0.24%
Vornado Realty Trust (a)	58,000	1,052,120
Real Estate Management & Development — 0.78%
Jones Lang LaSalle, Inc. (a)	22,300	3,474,340
TOTAL REAL ESTATE		5,127,274
UTILITIES — 3.64% Electric Utilities — 1.06%
NRG Energy, Inc.	126,100	4,714,879
Independent Power and Renewable Electricity Producers — 2.58%
Vistra Corp.	438,100	11,500,125
TOTAL UTILITIES		16,215,004
Total common stocks (Cost $400,416,941)		443,808,490
Total long-term investments (Cost $400,416,941)		443,808,490
SHORT-TERM INVESTMENTS — 0.45%	Principal Amount
Time Deposits — 0.45%
Citigroup, Inc., 4.42%, 07/03/2023*	$1,998,578	1,998,578
Total short-term investments (Cost $1,998,578)		1,998,578
Total investments — 100.16% (Cost $402,415,519)		445,807,068
Liabilities in excess of other assets — (0.16)%		(702,666)
Net assets — 100.00%		$445,104,402

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $10,169,888, which represented 2.28% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
F5, Inc.	6.83%
Stagwell, Inc.	5.05%
Popular, Inc.	3.84%
SLM Corp.	3.69%
Arrow Electronics, Inc.	3.60%
Evercore, Inc.	3.50%
Expro Group Holdings NV	2.98%
ManpowerGroup, Inc.	2.97%
Kosmos Energy Ltd.	2.79%
Fluor Corp.	2.78%
COMMON STOCKS — 99.51%	Shares Held	Value
COMMUNICATION SERVICES — 5.21% Entertainment — 0.16%
Sphere Entertainment Company (a)	39,600	$1,084,644
Media — 5.05%
Stagwell, Inc. (a)	4,839,200	34,890,632
TOTAL COMMUNICATION SERVICES		35,975,276
CONSUMER DISCRETIONARY — 10.44% Automobile Components — 2.76%
Adient PLC (a)	496,700	19,033,544
Automobiles — 0.74%
Thor Industries, Inc.	49,600	5,133,600
Diversified Consumer Services — 1.49%
Adtalem Global Education, Inc. (a)	300,600	10,322,604
Hotels, Restaurants & Leisure — 1.63%
International Game Technology PLC	353,900	11,285,871
Specialty Retail — 3.09%
The ODP Corp. (a)	238,280	11,156,270
Sonic Automotive, Inc.	214,400	10,220,448
		21,376,718
Textiles, Apparel & Luxury Goods — 0.73%
Capri Holdings Ltd. (a)	139,800	5,017,422
TOTAL CONSUMER DISCRETIONARY		72,169,759
CONSUMER STAPLES — 0.27% Personal Care Products — 0.27%
Herbalife Ltd. (a)	142,900	1,891,996
TOTAL CONSUMER STAPLES		1,891,996
ENERGY — 13.79% Energy Equipment & Services — 2.98%
Expro Group Holdings NV (a)	1,159,282	20,542,477
	Shares Held	Value
Oil, Gas & Consumable Fuels — 10.81%
Baytex Energy Corp. (a) (l)	973,286	$3,172,912
Berry Corp.	2,538,800	17,466,944
Equitrans Midstream Corp.	1,350,000	12,906,000
Kinetik Holdings, Inc.	31,390	1,103,045
Kosmos Energy Ltd. (a)	3,216,400	19,266,236
Murphy Oil Corp.	357,300	13,684,590
Range Resources Corp.	242,100	7,117,740
		74,717,467
TOTAL ENERGY		95,259,944
FINANCIALS — 25.31% Banks — 7.92%
The Bank of NT Butterfield & Son Ltd.	603,100	16,500,816
First Hawaiian, Inc.	133,900	2,411,539
First Horizon Corp.	444,400	5,008,388
Luther Burbank Corp.	117,800	1,050,776
Popular, Inc.	438,500	26,538,020
Synovus Financial Corp.	105,800	3,200,450
		54,709,989
Capital Markets — 6.10%
Evercore, Inc.	195,500	24,161,845
Perella Weinberg Partners	430,900	3,589,397
Stifel Financial Corp.	241,900	14,434,173
		42,185,415
Consumer Finance — 3.69%
SLM Corp.	1,560,500	25,467,360
Financial Services — 2.68%
Euronet Worldwide, Inc. (a)	105,600	12,394,272
WEX, Inc. (a)	33,800	6,153,966
		18,548,238

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
Insurance — 4.92%
CNO Financial Group, Inc.	121,900	$2,885,373
Enstar Group Ltd. (a)	59,019	14,414,801
Global Indemnity Group LLC	316,036	10,615,649
Horace Mann Educators Corp.	205,600	6,098,096
		34,013,919
TOTAL FINANCIALS		174,924,921
INDUSTRIALS — 20.45% Commercial Services & Supplies — 1.57%
The Brink's Company	120,100	8,146,383
MillerKnoll, Inc.	80,800	1,194,224
Quad/Graphics, Inc. (a)	402,700	1,514,152
		10,854,759
Construction & Engineering — 2.78%
Fluor Corp. (a)	648,400	19,192,640
Ground Transportation — 1.57%
U-Haul Holding Company	214,700	10,878,849
Machinery — 6.32%
Allison Transmission Holdings, Inc.	192,600	10,874,196
Crane NXT Company	31,300	1,766,572
Flowserve Corp.	240,700	8,942,005
The Greenbrier Companies, Inc.	235,900	10,167,290
Miller Industries, Inc.	95,800	3,398,026
The Timken Company	93,200	8,530,596
		43,678,685
Professional Services — 8.21%
Hudson Global, Inc. (a) (o)	147,460	3,280,985
Korn Ferry	384,300	19,038,222
ManpowerGroup, Inc.	258,100	20,493,140
TrueBlue, Inc. (a)	786,650	13,931,571
		56,743,918
TOTAL INDUSTRIALS		141,348,851
INFORMATION TECHNOLOGY — 14.65% Communications Equipment — 6.99%
CommScope Holding Company, Inc. (a)	201,300	1,133,319
F5, Inc. (a)	322,600	47,183,476
		48,316,795
Electronic Equipment, Instruments & Components — 7.66%
Arrow Electronics, Inc. (a)	173,700	24,879,051
Belden, Inc.	123,700	11,831,905
Itron, Inc. (a)	118,400	8,536,640
Plexus Corp. (a)	78,100	7,672,544
		52,920,140
TOTAL INFORMATION TECHNOLOGY		101,236,935
	Shares Held	Value
MATERIALS — 3.17% Chemicals — 3.17%
Ecovyst, Inc. (a)	1,189,700	$13,633,962
Olin Corp.	161,400	8,294,346
TOTAL MATERIALS		21,928,308
REAL ESTATE — 2.67% Real Estate Management & Development — 2.67%
Jones Lang LaSalle, Inc. (a)	22,800	3,552,240
The RMR Group, Inc.	117,400	2,720,158
Seritage Growth Properties (a) (l)	1,362,910	12,157,157
TOTAL REAL ESTATE		18,429,555
UTILITIES — 3.55% Electric Utilities — 0.99%
Portland General Electric Company	145,900	6,832,497
Multi-Utilities — 2.56%
Avista Corp.	449,900	17,667,573
TOTAL UTILITIES		24,500,070
Total common stocks (Cost $644,013,499)		687,665,615
Total long-term investments (Cost $644,013,499)		687,665,615
COLLATERAL FOR SECURITIES ON LOAN — 0.41%
Money Market Funds — 0.41%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 5.05%^	2,853,005	2,853,005
Total collateral for securities on loan (Cost $2,853,005)		2,853,005
SHORT-TERM INVESTMENTS — 0.60%	Principal Amount
Time Deposits — 0.60%
Australia and New Zealand Banking Group Ltd., 4.42%, 07/03/2023*	$4,165,610	4,165,610
Total short-term investments (Cost $4,165,610)		4,165,610
Total investments — 100.52% (Cost $651,032,114)		694,684,230
Liabilities in excess of other assets — (0.52)%		(3,610,126)
Net assets — 100.00%		$691,074,104

(a) — Non-income producing security.

(l)   — All or a portion of this security is on loan. The total market value of securities on loan was $2,781,984. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 7 in Notes to the Financial Statements.

(o)   — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of June 30, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
The Greenbrier Companies, Inc.	0.56%
American Equity Investment Life Holding Company	0.56%
Empire State Realty Trust, Inc.	0.49%
The Timken Company	0.48%
Navient Corp.	0.47%
Allison Transmission Holdings, Inc.	0.47%
Semtech Corp.	0.46%
Vontier Corp.	0.46%
Avnet, Inc.	0.46%
Proto Labs, Inc.	0.46%
COMMON STOCKS — 98.71%	Shares Held	Value
COMMUNICATION SERVICES — 0.51% Media — 0.51%
Emerald Holding, Inc. (a)	169,050	$693,105
Stagwell, Inc. (a)	277,300	1,999,333
TEGNA, Inc.	41,167	668,552
TOTAL COMMUNICATION SERVICES		3,360,990
CONSUMER DISCRETIONARY — 11.56% Automobile Components — 0.58%
Adient PLC (a)	68,105	2,609,784
The Goodyear Tire & Rubber Company (a)	89,500	1,224,360
		3,834,144
Automobiles — 0.37%
Thor Industries, Inc.	23,800	2,463,300
Diversified Consumer Services — 0.08%
Graham Holdings Company	1,000	571,480
Hotels, Restaurants & Leisure — 1.29%
Bloomin' Brands, Inc.	69,305	1,863,611
Brinker International, Inc. (a)	49,170	1,799,622
Dine Brands Global, Inc.	27,400	1,590,022
El Pollo Loco Holdings, Inc.	60,400	529,708
Jack in the Box, Inc.	8,300	809,499
Travel + Leisure Company	48,780	1,967,786
		8,560,248
Household Durables — 2.27%
Century Communities, Inc.	22,996	1,761,954
Green Brick Partners, Inc. (a)	28,950	1,644,360
Hooker Furnishings Corp.	82,275	1,535,252
KB Home	31,400	1,623,694
La-Z-Boy, Inc.	60,100	1,721,264
	Shares Held	Value
M/I Homes, Inc. (a)	20,223	$1,763,242
Meritage Homes Corp.	12,100	1,721,467
Taylor Morrison Home Corp. (a)	34,410	1,678,176
Tri Pointe Homes, Inc. (a)	50,687	1,665,575
		15,114,984
Leisure Products — 1.59%
Funko, Inc. (a)	153,300	1,658,706
JAKKS Pacific, Inc. (a)	59,167	1,181,565
Johnson Outdoors, Inc.	43,100	2,648,495
Latham Group, Inc. (a)	637,200	2,364,012
Vista Outdoor, Inc. (a)	97,800	2,706,126
		10,558,904
Specialty Retail — 4.54%
The Aaron's Company, Inc.	147,400	2,084,236
Asbury Automotive Group, Inc. (a)	8,764	2,107,041
Boot Barn Holdings, Inc. (a)	22,700	1,922,463
The Cato Corp.	112,000	899,360
Genesco, Inc. (a)	55,330	1,385,463
Group 1 Automotive, Inc.	8,028	2,072,027
Haverty Furniture Companies, Inc.	69,100	2,088,202
Hibbett, Inc.	43,873	1,592,151
LL Flooring Holdings, Inc. (a)	473,730	1,814,386
MarineMax, Inc. (a)	64,400	2,199,904
OneWater Marine, Inc. (a)	69,400	2,515,056
Signet Jewelers Ltd.	30,800	2,010,008
Sleep Number Corp. (a)	25,600	698,368
Sonic Automotive, Inc.	56,950	2,714,806
Upbound Group, Inc.	81,700	2,543,321
Urban Outfitters, Inc. (a)	27,310	904,780
Zumiez, Inc. (a)	40,400	673,064
		30,224,636

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Textiles, Apparel & Luxury Goods — 0.84%
Carter's, Inc.	9,600	$696,960
G-III Apparel Group Ltd. (a)	97,140	1,871,888
Kontoor Brands, Inc.	14,600	614,660
Lakeland Industries, Inc.	62,100	893,619
Steven Madden Ltd.	46,000	1,503,740
		5,580,867
TOTAL CONSUMER DISCRETIONARY		76,908,563
CONSUMER STAPLES — 1.86% Consumer Staples Distribution & Retail — 0.40%
The Andersons, Inc.	41,600	1,919,840
Natural Grocers by Vitamin Cottage, Inc.	59,400	728,244
		2,648,084
Food Products — 0.25%
B&G Foods, Inc. (l)	119,800	1,667,616
Household Products — 0.18%
Central Garden & Pet Company (a)	31,500	1,221,255
Personal Care Products — 1.03%
Herbalife Ltd. (a)	133,000	1,760,920
Medifast, Inc.	18,200	1,677,312
Nu Skin Enterprises, Inc.	49,850	1,655,020
USANA Health Sciences, Inc. (a)	28,000	1,765,120
		6,858,372
TOTAL CONSUMER STAPLES		12,395,327
ENERGY — 9.83% Energy Equipment & Services — 4.10%
ChampionX Corp.	57,800	1,794,112
Dril-Quip, Inc. (a)	113,500	2,641,145
Expro Group Holdings NV (a)	122,303	2,167,209
Forum Energy Technologies, Inc. (a)	49,500	1,266,705
Helix Energy Solutions Group, Inc. (a)	233,700	1,724,706
Liberty Energy, Inc.	136,600	1,826,342
National Energy Services Reunited Corp. (a)	400,000	1,180,000
Newpark Resources, Inc. (a)	382,700	2,001,521
NexTier Oilfield Solutions, Inc. (a)	217,300	1,942,662
Noble Corp. PLC (a)	18,700	772,497
Precision Drilling Corp. (a)	41,800	2,037,750
ProPetro Holding Corp. (a)	234,550	1,932,692
Solaris Oilfield Infrastructure, Inc.	202,700	1,688,491
TechnipFMC PLC (a)	107,800	1,791,636
Tidewater, Inc. (a)	45,000	2,494,800
		27,262,268
	Shares Held	Value
Oil, Gas & Consumable Fuels — 5.73%
Baytex Energy Corp. (a)	343,042	$1,118,317
Berry Corp.	378,870	2,606,626
California Resources Corp.	44,900	2,033,521
Chord Energy Corp.	17,773	2,733,487
Civitas Resources, Inc.	38,730	2,686,700
Crescent Energy Company (l)	259,300	2,701,906
Denbury, Inc. (a)	18,500	1,595,810
Equitrans Midstream Corp.	273,100	2,610,836
Kinetik Holdings, Inc.	62,040	2,180,086
Kosmos Energy Ltd. (a)	432,013	2,587,758
Northern Oil and Gas, Inc.	61,300	2,103,816
Par Pacific Holdings, Inc. (a)	83,000	2,208,630
Permian Resources Corp.	247,600	2,713,696
REX American Resources Corp. (a)	47,034	1,637,254
Talos Energy, Inc. (a)	111,400	1,545,118
Vertex Energy, Inc. (a) (l)	305,400	1,908,750
Vital Energy, Inc. (a)	37,100	1,675,065
World Kinect Corp.	73,224	1,514,272
		38,161,648
TOTAL ENERGY		65,423,916
FINANCIALS — 32.78% Banks — 18.52%
1st Source Corp.	27,806	1,165,906
ACNB Corp.	19,100	633,547
Ameris Bancorp	38,300	1,310,243
Associated Banc-Corp	158,300	2,569,209
Bank of Marin Bancorp	34,100	602,547
BankUnited, Inc.	125,710	2,709,051
BayCom Corp.	36,300	605,484
BCB Bancorp, Inc.	53,500	628,090
Bridgewater Bancshares, Inc. (a)	74,590	734,712
Brookline Bancorp, Inc.	143,299	1,252,433
Cadence Bank	69,910	1,373,032
Camden National Corp.	39,716	1,230,005
Capitol Federal Financial, Inc.	213,700	1,318,529
Cathay General Bancorp	80,332	2,585,887
Central Pacific Financial Corp.	124,100	1,949,611
Central Valley Community Bancorp	38,700	597,915
Civista Bancshares, Inc.	39,000	678,600
CNB Financial Corp.	36,800	649,520
Columbia Banking System, Inc.	130,700	2,650,596
The Community Financial Corp. (l)	11,600	314,244
Community Trust Bancorp, Inc.	35,410	1,259,534
ConnectOne Bancorp, Inc.	155,300	2,576,427
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
CrossFirst Bankshares, Inc. (a)	51,820	$518,200
Customers Bancorp, Inc. (a)	94,600	2,862,595
Eagle Bancorp, Inc.	88,030	1,862,715
Enterprise Financial Services Corp.	32,100	1,255,110
FB Financial Corp.	47,025	1,319,051
Financial Institutions, Inc.	39,961	628,986
First BanCorp	226,386	2,766,436
First Busey Corp.	100,800	2,026,080
First Business Financial Services, Inc.	21,665	638,901
First Financial Corp.	39,363	1,278,117
First Hawaiian, Inc.	131,740	2,372,637
First Internet Bancorp	85,889	1,275,452
First Merchants Corp.	42,802	1,208,300
First Mid Bancshares, Inc.	26,000	627,640
The First of Long Island Corp.	43,680	525,034
Flushing Financial Corp.	142,818	1,755,233
FNB Corp.	180,680	2,066,979
FS Bancorp, Inc.	21,380	642,897
Great Southern Bancorp, Inc.	17,110	867,990
Hanmi Financial Corp.	148,367	2,215,119
Hilltop Holdings, Inc.	87,700	2,759,042
Home Bancorp, Inc.	19,700	654,237
HomeStreet, Inc.	156,578	926,942
Hope Bancorp, Inc.	277,833	2,339,354
Horizon Bancorp, Inc.	130,500	1,358,505
Independent Bank Corp.	95,200	1,614,592
Investar Holding Corp.	56,000	678,160
Kearny Financial Corp.	180,300	1,271,115
Lakeland Bancorp, Inc.	137,330	1,838,849
Live Oak Bancshares, Inc.	86,700	2,281,077
Luther Burbank Corp.	72,145	643,533
Macatawa Bank Corp.	69,400	644,032
Mercantile Bank Corp.	31,300	864,506
Midland States Bancorp, Inc.	63,613	1,266,535
MidWestOne Financial Group, Inc.	30,794	658,068
National Bankshares, Inc.	23,600	688,884
New York Community Bancorp, Inc.	244,700	2,750,428
Northeast Bank	13,200	550,044
Northeast Community Bancorp, Inc. (l)	44,800	666,624
Northfield Bancorp, Inc.	122,607	1,346,225
Northrim BanCorp, Inc.	16,084	632,584
OceanFirst Financial Corp.	163,510	2,554,026
Pacific Premier Bancorp, Inc.	62,614	1,294,858
	Shares Held	Value
PacWest Bancorp (l)	171,100	$1,394,465
Parke Bancorp, Inc.	33,600	570,864
PCB Bancorp	45,100	663,421
Popular, Inc.	44,700	2,705,244
Preferred Bank	45,600	2,507,544
Premier Financial Corp.	118,560	1,899,331
Primis Financial Corp.	66,356	558,718
Provident Financial Services, Inc.	144,100	2,354,594
RBB Bancorp	53,432	637,978
Republic Bancorp, Inc.	16,570	704,225
Sandy Spring Bancorp, Inc.	109,400	2,481,192
Sierra Bancorp	37,800	641,466
Simmons First National Corp.	159,400	2,749,650
Southern First Bancshares, Inc. (a)	25,177	623,131
Southern Missouri Bancorp, Inc.	16,100	619,045
Territorial Bancorp, Inc.	42,352	520,083
Texas Capital Bancshares, Inc. (a)	55,790	2,873,184
Towne Bank	53,800	1,250,312
TrustCo Bank Corp.	55,192	1,579,043
Univest Financial Corp.	68,850	1,244,808
Washington Federal, Inc.	95,144	2,523,219
Washington Trust Bancorp, Inc.	48,630	1,303,770
William Penn Bancorp	36,000	365,400
Wintrust Financial Corp.	28,050	2,036,991
		123,198,492
Capital Markets — 3.14%
Artisan Partners Asset Management, Inc.	55,900	2,197,429
Diamond Hill Investment Group, Inc.	7,200	1,233,360
Evercore, Inc.	21,710	2,683,139
Federated Hermes, Inc.	66,300	2,376,855
Greenhill & Company, Inc.	116,625	1,708,556
Janus Henderson Group PLC	97,400	2,654,150
Perella Weinberg Partners	153,800	1,281,154
Silvercrest Asset Management Group, Inc.	31,400	635,850
Victory Capital Holdings, Inc.	61,127	1,927,946
Virtu Financial, Inc.	141,800	2,423,362
Virtus Investment Partners, Inc.	9,100	1,796,977
		20,918,778
Consumer Finance — 1.35%
Bread Financial Holdings, Inc.	91,500	2,872,185
Navient Corp.	168,420	3,129,244
SLM Corp.	182,700	2,981,664
		8,983,093

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Financial Services — 3.27%
Cass Information Systems, Inc.	47,700	$1,849,806
Enact Holdings, Inc.	52,300	1,314,299
Essent Group Ltd.	65,000	3,042,000
Euronet Worldwide, Inc. (a)	24,300	2,852,091
International Money Express, Inc. (a)	106,900	2,622,257
Merchants Bancorp	25,400	649,732
MGIC Investment Corp.	137,900	2,177,441
NMI Holdings, Inc. (a)	115,400	2,979,628
Radian Group, Inc.	116,200	2,937,536
Waterstone Financial, Inc.	90,600	1,312,794
		21,737,584
Insurance — 5.68%
American Equity Investment Life Holding Company	71,026	3,701,166
Assured Guaranty Ltd.	53,800	3,002,040
Axis Capital Holdings Ltd.	35,900	1,932,497
Brighthouse Financial, Inc. (a)	28,700	1,358,945
CNO Financial Group, Inc.	115,686	2,738,288
Employers Holdings, Inc.	69,735	2,608,786
Enstar Group Ltd. (a)	10,539	2,574,045
Greenlight Capital Re Ltd. (a)	59,200	623,672
Horace Mann Educators Corp.	88,214	2,616,427
Kemper Corp.	55,100	2,659,126
Mercury General Corp.	41,800	1,265,286
National Western Life Group, Inc.	4,955	2,059,100
Primerica, Inc.	4,300	850,368
Safety Insurance Group, Inc.	18,800	1,348,336
Selectquote, Inc. (a)	615,600	1,200,420
SiriusPoint Ltd. (a)	274,478	2,478,536
Stewart Information Services Corp.	51,900	2,135,166
United Fire Group, Inc.	28,994	657,004
White Mountains Insurance Group Ltd.	1,400	1,944,474
		37,753,682
Mortgage Real Estate Investment Trusts — 0.82%
Apollo Commercial Real Estate Finance, Inc.	70,500	798,060
BrightSpire Capital, Inc.	88,100	592,913
Granite Point Mortgage Trust, Inc.	123,300	653,490
Great Ajax Corp.	102,734	629,759
MFA Financial, Inc.	78,400	881,216
New York Mortgage Trust, Inc.	129,025	1,279,928
TPG RE Finance Trust, Inc.	86,500	640,965
		5,476,331
TOTAL FINANCIALS		218,067,960
	Shares Held	Value
HEALTH CARE — 2.56% Biotechnology — 1.12%
Emergent BioSolutions, Inc. (a)	268,600	$1,974,210
Ironwood Pharmaceuticals, Inc. (a)	241,400	2,568,496
Organogenesis Holdings, Inc. (a)	277,300	920,636
Vanda Pharmaceuticals, Inc. (a)	304,300	2,005,337
		7,468,679
Health Care Providers & Services — 0.93%
National HealthCare Corp.	27,600	1,706,232
Premier, Inc.	94,800	2,622,168
Select Medical Holdings Corp.	58,900	1,876,554
		6,204,954
Pharmaceuticals — 0.51%
Phibro Animal Health Corp.	97,000	1,328,900
Taro Pharmaceutical Industries Ltd. (a)	54,380	2,062,633
		3,391,533
TOTAL HEALTH CARE		17,065,166
INDUSTRIALS — 16.93% Aerospace & Defense — 1.29%
AerSale Corp. (a)	108,800	1,599,360
Moog, Inc.	18,000	1,951,740
National Presto Industries, Inc.	28,614	2,094,545
V2X, Inc. (a)	59,055	2,926,766
		8,572,411
Air Freight & Logistics — 0.30%
Forward Air Corp.	19,000	2,016,090
Building Products — 1.68%
AZZ, Inc.	65,700	2,855,322
Insteel Industries, Inc.	74,500	2,318,440
JELD-WEN Holding, Inc. (a)	157,900	2,769,566
PGT Innovations, Inc. (a)	22,600	658,790
Resideo Technologies, Inc. (a)	88,100	1,555,846
UFP Industries, Inc.	10,100	980,205
		11,138,169
Commercial Services & Supplies — 1.84%
ABM Industries, Inc.	39,200	1,671,880
ACCO Brands Corp.	386,609	2,014,233
The Brink's Company	28,400	1,926,372
Healthcare Services Group, Inc.	116,300	1,736,359
HNI Corp.	12,359	348,277
Interface, Inc.	207,700	1,825,683
MillerKnoll, Inc.	184,200	2,722,476
		12,245,280

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Construction & Engineering — 1.06%
Fluor Corp. (a)	90,330	$2,673,768
Primoris Services Corp.	27,953	851,728
Sterling Infrastructure, Inc. (a)	18,800	1,049,040
Tutor Perini Corp. (a)	345,921	2,473,335
		7,047,871
Electrical Equipment — 1.05%
Encore Wire Corp.	4,196	780,162
EnerSys	15,710	1,704,849
GrafTech International Ltd.	396,080	1,996,243
Preformed Line Products Company	5,027	784,715
Thermon Group Holdings, Inc. (a)	64,883	1,725,888
		6,991,857
Ground Transportation — 0.34%
Heartland Express, Inc.	102,700	1,685,307
PAM Transportation Services, Inc. (a)	20,600	551,462
		2,236,769
Machinery — 4.92%
Allison Transmission Holdings, Inc.	55,200	3,116,592
Barnes Group, Inc.	39,500	1,666,505
Blue Bird Corp. (a)	33,200	746,336
Columbus McKinnon Corp.	46,900	1,906,485
Enerpac Tool Group Corp.	60,000	1,620,000
Flowserve Corp.	71,300	2,648,795
Gates Industrial Corp. PLC (a)	119,000	1,604,120
The Greenbrier Companies, Inc.	86,199	3,715,176
Hillenbrand, Inc.	44,320	2,272,730
Miller Industries, Inc.	26,820	951,305
Mueller Industries, Inc.	23,800	2,077,264
Mueller Water Products, Inc.	125,400	2,035,242
Proto Labs, Inc. (a)	87,300	3,052,008
The Timken Company	34,800	3,185,244
Wabash National Corp.	84,282	2,160,990
		32,758,792
Marine Transportation — 0.28%
Matson, Inc.	23,813	1,850,984
Professional Services — 3.17%
BGSF, Inc.	27,260	259,788
Heidrick & Struggles International, Inc.	98,410	2,604,913
Kelly Services, Inc.	111,650	1,966,157
Kforce, Inc.	27,200	1,704,352
Korn Ferry	52,256	2,588,762
ManpowerGroup, Inc.	21,200	1,683,280
Maximus, Inc.	22,200	1,876,122
	Shares Held	Value
Resources Connection, Inc.	121,485	$1,908,529
TrueBlue, Inc. (a)	149,900	2,654,729
TTEC Holdings, Inc.	53,400	1,807,056
Verra Mobility Corp. (a)	104,500	2,060,740
		21,114,428
Trading Companies & Distributors — 1.00%
BlueLinx Holdings, Inc. (a)	21,600	2,025,648
Boise Cascade Company	24,100	2,177,435
Global Industrial Company	23,957	665,286
Rush Enterprises, Inc.	29,247	1,776,463
		6,644,832
TOTAL INDUSTRIALS		112,617,483
INFORMATION TECHNOLOGY — 9.05% Electronic Equipment, Instruments & Components — 5.08%
Avnet, Inc.	60,600	3,057,270
Belden, Inc.	27,670	2,646,636
Benchmark Electronics, Inc.	22,200	573,426
Coherent Corp. (a)	55,800	2,844,684
ePlus, Inc. (a)	31,980	1,800,474
Insight Enterprises, Inc. (a)	12,868	1,883,103
IPG Photonics Corp. (a)	20,100	2,729,982
Itron, Inc. (a)	36,800	2,653,280
Kimball Electronics, Inc. (a)	73,400	2,028,042
PC Connection, Inc.	12,006	541,471
Plexus Corp. (a)	26,223	2,576,148
Sanmina Corp. (a)	33,395	2,012,717
ScanSource, Inc. (a)	20,433	603,999
TTM Technologies, Inc. (a)	146,000	2,029,400
Vishay Intertechnology, Inc.	93,726	2,755,544
Vontier Corp.	95,400	3,072,833
		33,809,009
Semiconductors & Semiconductor Equipment — 2.02%
ACM Research, Inc. (a)	213,300	2,789,964
Cirrus Logic, Inc. (a)	25,800	2,090,058
Diodes, Inc. (a)	18,149	1,678,601
MaxLinear, Inc. (a)	53,700	1,694,772
Photronics, Inc. (a)	81,300	2,096,727
Semtech Corp. (a)	121,300	3,088,298
		13,438,420
Software — 1.31%
ACI Worldwide, Inc. (a)	119,000	2,757,230
CoreCard Corp. (a)	21,100	535,096
Ebix, Inc.	89,770	2,262,204

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
InterDigital, Inc.	14,200	$1,371,010
Telos Corp. (a)	627,700	1,606,912
Xperi, Inc. (a)	15,360	201,984
		8,734,436
Technology Hardware, Storage & Peripherals — 0.64%
NCR Corp. (a)	80,400	2,026,080
Super Micro Computer, Inc. (a)	8,900	2,218,325
		4,244,405
TOTAL INFORMATION TECHNOLOGY		60,226,270
MATERIALS — 5.06% Chemicals — 2.52%
AdvanSix, Inc.	55,300	1,934,394
Alto Ingredients, Inc. (a)	475,100	1,373,039
Cabot Corp.	24,570	1,643,487
Chase Corp.	12,900	1,563,738
Ecovyst, Inc. (a)	245,700	2,815,722
Hawkins, Inc.	13,100	624,739
Ingevity Corp. (a)	12,300	715,368
Minerals Technologies, Inc.	29,000	1,673,010
NewMarket Corp.	1,700	683,604
Tredegar Corp.	211,730	1,412,239
Trinseo PLC	180,650	2,288,836
		16,728,176
Containers & Packaging — 0.50%
Myers Industries, Inc.	83,300	1,618,519
TriMas Corp.	62,900	1,729,121
		3,347,640
Metals & Mining — 1.33%
Arconic Corp. (a)	69,400	2,052,851
Constellium SE (a)	88,300	1,518,760
Kaiser Aluminum Corp.	26,167	1,874,604
Olympic Steel, Inc.	18,100	886,900
Ryerson Holding Corp.	40,000	1,735,200
Worthington Industries, Inc.	11,050	767,644
		8,835,959
Paper & Forest Products — 0.71%
Louisiana-Pacific Corp.	38,400	2,879,232
Mercer International, Inc.	230,650	1,861,346
		4,740,578
TOTAL MATERIALS		33,652,353
	Shares Held	Value
REAL ESTATE — 3.90% Diversified Real Estate Investment Trusts — 0.49%
Empire State Realty Trust, Inc.	439,600	$3,292,604
Hotel & Resort Real Estate Investment Trusts — 1.07%
Braemar Hotels & Resorts, Inc.	366,600	1,473,732
Park Hotels & Resorts, Inc.	226,000	2,897,320
Pebblebrook Hotel Trust	196,800	2,743,392
		7,114,444
Real Estate Management & Development — 1.99%
Cushman & Wakefield PLC (a)	310,800	2,542,344
Douglas Elliman, Inc.	261,660	580,885
Marcus & Millichap, Inc.	83,800	2,640,538
RE/MAX Holdings, Inc.	148,600	2,862,036
The RMR Group, Inc.	83,900	1,943,963
Seritage Growth Properties (a) (l)	299,848	2,674,644
		13,244,410
Retail Real Estate Investment Trusts — 0.35%
Alexander's, Inc.	12,600	2,316,636
TOTAL REAL ESTATE		25,968,094
UTILITIES — 4.67% Electric Utilities — 1.91%
ALLETE, Inc.	42,176	2,444,943
Hawaiian Electric Industries, Inc.	70,900	2,566,580
Otter Tail Corp.	33,540	2,648,319
PNM Resources, Inc.	57,102	2,575,300
Portland General Electric Company	52,800	2,472,624
		12,707,766
Gas Utilities — 1.60%
Northwest Natural Holding Company	61,900	2,664,795
ONE Gas, Inc.	33,000	2,534,730
Southwest Gas Holdings, Inc.	44,700	2,845,155
Spire, Inc.	40,873	2,592,983
		10,637,663
Multi-Utilities — 1.16%
Avista Corp.	64,561	2,535,310
Black Hills Corp.	42,700	2,573,102
NorthWestern Corp.	45,600	2,588,256
		7,696,668
TOTAL UTILITIES		31,042,097
Total common stocks (Cost $620,270,643)		656,728,219
Total long-term investments (Cost $620,270,643)		656,728,219

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund

COLLATERAL FOR SECURITIES ON LOAN — 0.77%	Shares Held	Value
Money Market Funds — 0.77%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 5.05%^	5,110,568	$5,110,568
Total collateral for securities on loan (Cost $5,110,568)		5,110,568
SHORT-TERM INVESTMENTS — 1.17%	Principal Amount
Time Deposits — 1.17%
Citigroup Inc., 4.42%, 07/03/2023*	$7,761,110	7,761,110
Total short-term investments (Cost $7,761,110)		7,761,110
Total investments — 100.65% (Cost $633,142,321)		669,599,897
Liabilities in excess of other assets — (0.65)%		(4,287,672)
Net assets — 100.00%		$665,312,225

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $4,990,905. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 7 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of June 30, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Global Value Fund

Largest Equity Holdings	Percent of net assets
Telefonaktiebolaget LM Ericsson	4.52%
F5, Inc.	4.46%
American International Group, Inc.	3.49%
Elevance Health, Inc.	3.42%
Microsoft Corp.	3.10%
Accor SA	2.74%
Alphabet, Inc.	2.67%
CVS Health Corp.	2.63%
General Electric Company	2.53%
Magna International, Inc.	2.51%

* Based on country of risk.

COMMON STOCKS — 97.54%	Shares Held	Value
COMMUNICATION SERVICES — 7.45% Entertainment — 1.07%
Warner Bros. Discovery, Inc. (a)	28,350	$355,509
Interactive Media & Services — 2.67%
Alphabet, Inc. (a)	7,400	885,780
Media — 2.77%
Comcast Corp.	18,100	752,055
News Corp.	8,500	165,750
		917,805
Wireless Telecommunication Services — 0.94%
Vodafone Group PLC — ADR	32,772	309,695
TOTAL COMMUNICATION SERVICES		2,468,789
CONSUMER DISCRETIONARY — 7.41% Automobile Components — 2.51%
Magna International, Inc.	14,711	830,289
Automobiles — 2.16%
General Motors Company	18,545	715,095
Hotels, Restaurants & Leisure — 2.74%
Accor SA (v)	24,400	907,961
TOTAL CONSUMER DISCRETIONARY		2,453,345
CONSUMER STAPLES — 1.59% Household Products — 1.59%
Henkel AG & Company KGaA (v)	7,500	527,958
TOTAL CONSUMER STAPLES		527,958
ENERGY — 10.05% Energy Equipment & Services — 1.34%
NOV, Inc.	27,669	443,811
	Shares Held	Value
Oil, Gas & Consumable Fuels — 8.71%
APA Corp.	19,600	$669,732
Cenovus Energy, Inc.	29,500	501,038
Kosmos Energy Ltd. (a)	79,300	475,007
Marathon Oil Corp.	8,800	202,576
Ovintiv, Inc.	8,100	308,367
Shell PLC — ADR	2,800	169,064
Suncor Energy, Inc.	19,100	560,276
		2,886,060
TOTAL ENERGY		3,329,871
FINANCIALS — 28.06% Banks — 14.22%
BNP Paribas SA (v)	9,956	628,285
Citigroup, Inc.	12,804	589,496
ING Groep NV (v)	34,956	471,264
Lloyds Banking Group PLC (v)	568,800	315,314
Popular, Inc.	12,700	768,604
Societe Generale SA (v)	8,393	218,271
U.S. Bancorp	12,700	419,608
UniCredit SpA (v)	22,900	532,508
Wells Fargo & Company	18,030	769,520
		4,712,870
Capital Markets — 5.01%
The Bank of New York Mellon Corp.	7,300	324,996
Evercore, Inc.	5,600	692,104
The Goldman Sachs Group, Inc.	968	312,219
Rothschild & Company	6,500	330,170
		1,659,489

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
Financial Services — 2.02%
Euronet Worldwide, Inc. (a)	5,700	$669,009
Insurance — 6.81%
American International Group, Inc.	20,069	1,154,771
The Hartford Financial Services Group, Inc.	4,500	324,090
Tokio Marine Holdings, Inc. (v)	33,700	776,905
		2,255,766
TOTAL FINANCIALS		9,297,134
HEALTH CARE — 10.07% Health Care Equipment & Supplies — 4.02%
GE HealthCare Technologies, Inc.	4,178	339,421
Koninklijke Philips NV (a) (v)	17,399	376,996
Medtronic PLC	7,000	616,700
		1,333,117
Health Care Providers & Services — 6.05%
CVS Health Corp.	12,600	871,038
Elevance Health, Inc.	2,548	1,132,051
		2,003,089
TOTAL HEALTH CARE		3,336,206
INDUSTRIALS — 15.88% Aerospace & Defense — 4.66%
Airbus SE (v)	4,200	607,245
Babcock International Group PLC (a) (v)	113,800	408,784
BAE Systems PLC (v)	27,359	322,598
Safran SA (v)	1,320	206,857
		1,545,484
Air Freight & Logistics — 3.54%
FedEx Corp.	2,950	731,305
International Distributions Services PLC (v)	157,087	441,567
		1,172,872
Ground Transportation — 1.35%
U-Haul Holding Company	8,815	446,656
Industrial Conglomerates — 2.53%
General Electric Company	7,634	838,595
Machinery — 2.02%
Cummins, Inc.	2,729	669,041
Passenger Airlines — 1.01%
Qantas Airways Ltd. (a) (v)	80,900	335,260
Professional Services — 0.77%
ManpowerGroup, Inc.	3,200	254,080
TOTAL INDUSTRIALS		5,261,988
	Shares Held		Value
INFORMATION TECHNOLOGY — 17.03% Communications Equipment — 8.98%
F5, Inc. (a)		10,100	$1,477,226
Telefonaktiebolaget LM Ericsson — ADR		274,872	1,498,053
			2,975,279
Semiconductors & Semiconductor Equipment — 0.95%
Micron Technology, Inc.		5,000	315,550
Software — 5.07%
Microsoft Corp.		3,013	1,026,047
Workday, Inc. (a)		2,900	655,081
			1,681,128
Technology Hardware, Storage & Peripherals — 2.03%
Samsung Electronics Company Ltd. (v)		12,200	671,772
TOTAL INFORMATION TECHNOLOGY			5,643,729
Total common stocks (Cost $28,615,140)			32,319,020
Total long-term investments (Cost $28,615,140)			32,319,020
SHORT-TERM INVESTMENTS — 2.43%	Principal Amount
Time Deposits — 2.43%
Australia and New Zealand Banking Group Ltd., 4.42%, 07/03/2023*		$804,133	804,133
Skandinaviska Enskilda Banken, 2.37%, 07/03/2023*	EUR	7	7
Total short-term investments (Cost $804,140)			804,140
Total investments — 99.97% (Cost $29,419,280)			33,123,160
Other assets in excess of liabilities — 0.03%			10,901
Net assets — 100.00%			$33,134,061

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $7,749,545, which represented 23.39% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Value Fund

Largest Equity Holdings	Percent of net assets
Telefonaktiebolaget LM Ericsson	4.54%
BNP Paribas SA	4.01%
Tokio Marine Holdings, Inc.	3.76%
Airbus SE	3.65%
Shell PLC	3.57%
UniCredit SpA	3.48%
Accor SA	3.30%
Samsung Electronics Company Ltd.	3.24%
ING Groep NV	3.02%
Medtronic PLC	2.95%

* Based on country of risk.

COMMON STOCKS — 98.50%	Shares Held	Value
COMMUNICATION SERVICES — 2.48% Media — 0.93%
RTL Group SA (v)	770	$30,824
Wireless Telecommunication Services — 1.55%
Vodafone Group PLC (v)	54,546	51,428
TOTAL COMMUNICATION SERVICES		82,252
CONSUMER DISCRETIONARY — 7.57% Automobile Components — 2.94%
Magna International, Inc.	1,722	97,190
Automobiles — 1.33%
Bayerische Motoren Werke AG (v)	386	43,987
Hotels, Restaurants & Leisure — 3.30%
Accor SA (v)	2,940	109,402
TOTAL CONSUMER DISCRETIONARY		250,579
CONSUMER STAPLES — 9.91% Beverages — 4.91%
Britvic PLC (v)	2,800	30,475
Coca-Cola Europacific Partners PLC	570	36,725
Heineken Holding NV (v)	1,097	95,463
		162,663
Consumer Staples Distribution & Retail — 0.57%
Tesco PLC (v)	5,938	18,732
Food Products — 0.96%
JDE Peet's NV	1,070	31,828
Household Products — 2.47%
Henkel AG & Company KGaA (v)	1,160	81,657
Personal Care Products — 1.00%
Unilever PLC (v)	638	33,223
TOTAL CONSUMER STAPLES		328,103
	Shares Held	Value
ENERGY — 15.32% Energy Equipment & Services — 2.07%
Schlumberger NV	610	$29,963
Subsea 7 SA (v)	3,100	38,611
		68,574
Oil, Gas & Consumable Fuels — 13.25%
Baytex Energy Corp. (a)	5,200	16,957
Cenovus Energy, Inc.	4,670	79,317
Kosmos Energy Ltd. (a)	13,218	79,176
Parkland Corp. (Acquired 01/30/2023, Cost $32,925) (m)	1,400	34,875
Shell PLC (v)	3,927	118,294
Suncor Energy, Inc.	2,720	79,787
TotalEnergies SE (v)	525	30,138
		438,544
TOTAL ENERGY		507,118
FINANCIALS — 27.26% Banks — 18.83%
ABN AMRO Bank NV (r) (v)	3,500	54,402
Barclays PLC (v)	23,317	45,552
BNP Paribas SA (v)	2,104	132,774
ING Groep NV (v)	7,407	99,859
Lloyds Banking Group PLC (v)	105,600	58,540
NatWest Group PLC (v)	9,014	27,551
Societe Generale SA (v)	3,441	89,488
UniCredit SpA (v)	4,960	115,338
		623,504

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Value Fund

	Shares Held	Value
Capital Markets — 2.84%
Rothschild & Company	1,850	$93,972
Insurance — 5.59%
Enstar Group Ltd. (a)	129	31,507
Tokio Marine Holdings, Inc. (v)	5,400	124,489
Zurich Insurance Group AG (v)	61	29,017
		185,013
TOTAL FINANCIALS		902,489
HEALTH CARE — 5.71% Health Care Equipment & Supplies — 4.72%
Koninklijke Philips NV (a) (v)	2,692	58,329
Medtronic PLC	1,110	97,791
		156,120
Pharmaceuticals — 0.99%
Euroapi SA (a) (v)	5	57
GSK PLC (v)	1,047	18,556
Sanofi (v)	133	14,318
		32,931
TOTAL HEALTH CARE		189,051
INDUSTRIALS — 17.83% Aerospace & Defense — 9.57%
Airbus SE (v)	835	120,726
Babcock International Group PLC (a) (v)	16,000	57,474
BAE Systems PLC (v)	5,775	68,095
Safran SA (v)	450	70,520
		316,815
Air Freight & Logistics — 2.50%
International Distributions Services PLC (v)	29,429	82,724
Industrial Conglomerates — 2.62%
Siemens AG (v)	520	86,685
Machinery — 1.08%
CNH Industrial NV	1,793	25,819
Iveco Group NV (a) (v)	1,110	10,010
		35,829
Passenger Airlines — 1.79%
Qantas Airways Ltd. (a) (v)	14,300	59,261
Professional Services — 0.27%
Hudson Global, Inc. (a)	399	8,878
TOTAL INDUSTRIALS		590,192
INFORMATION TECHNOLOGY — 8.73% Communications Equipment — 4.54%
Telefonaktiebolaget LM Ericsson (v)	27,644	150,198
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 0.95%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	310	$31,285
Technology Hardware, Storage & Peripherals — 3.24%
Samsung Electronics Company Ltd. (v)	1,950	107,373
TOTAL INFORMATION TECHNOLOGY		288,856
MATERIALS — 3.69% Chemicals — 3.69%
Akzo Nobel NV (v)	840	68,673
Fuso Chemical Company Ltd. (v)	1,700	53,472
TOTAL MATERIALS		122,145
Total common stocks (Cost $2,857,626)		3,260,785
Total long-term investments (Cost $2,857,626)		3,260,785
SHORT-TERM INVESTMENTS — 0.80%	Principal Amount
Time Deposits — 0.80%
Citigroup, Inc., 4.42%, 07/03/2023*	$26,315	26,315
Total short-term investments (Cost $26,315)		26,315
Total investments — 99.30% (Cost $2,883,941)		3,287,100
Other assets in excess of liabilities — 0.70%		23,208
Net assets — 100.00%		$3,310,308

(a) — Non-income producing security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $34,875, which represented 1.05% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $54,402, which represented 1.64% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,485,715, which represented 75.09% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Subsea 7 SA	0.58%
Furyu Corp.	0.58%
Downer EDI Ltd.	0.58%
OKUMA Corp.	0.57%
Enplas Corp.	0.55%
Iveco Group NV	0.55%
Hoist Finance AB	0.54%
Kosmos Energy Ltd.	0.54%
Tocalo Company Ltd.	0.54%
Sparebanken Vest	0.54%

* Based on country of risk.

COMMON STOCKS — 99.16%	Shares Held	Value
COMMUNICATION SERVICES — 1.07% Entertainment — 0.48%
GungHo Online Entertainment, Inc. (v)	1,600	$31,507
Media — 0.29%
Atresmedia Corp. de Medios de Comunicacion SA (v)	5,000	19,074
Wireless Telecommunication Services — 0.30%
1&1 AG (v)	1,800	19,810
TOTAL COMMUNICATION SERVICES		70,391
CONSUMER DISCRETIONARY — 10.04% Automobile Components — 2.41%
Exco Technologies Ltd.	2,100	12,650
Pirelli & C SpA (r) (v)	2,600	12,854
AKWEL (v)	1,300	19,165
Cie Plastic Omnium SA (v)	700	12,312
Pacific Industrial Company Ltd. (v)	1,500	13,570
Toyota Boshoku Corp. (v)	1,900	34,007
TS Tech Company Ltd. (v)	2,600	32,881
Valeo (v)	1,000	21,489
		158,928
Automobiles — 0.50%
Kabe Group AB (v)	600	13,061
Mitsubishi Motors Corp. (v)	5,800	20,281
		33,342
Diversified Consumer Services — 0.08%
Anexo Group PLC	6,600	4,987
Hotels, Restaurants & Leisure — 0.69%
888 Holdings PLC (a) (v)	25,500	31,828
Tokyotokeiba Company Ltd. (v)	500	13,658
		45,486
	Shares Held	Value
Household Durables — 0.93%
Crest Nicholson Holdings PLC (v)	5,300	$12,715
Kaufman & Broad SA (v)	500	14,786
MJ Gleeson PLC	4,400	20,899
Redrow PLC (v)	2,300	12,913
		61,313
Leisure Products — 1.80%
Catana Group (v)	2,600	19,897
Fountaine Pajot SA	100	13,313
Furyu Corp. (v)	4,200	38,472
GLOBERIDE, Inc. (v)	800	12,622
Kawai Musical Instruments Manufacturing Company Ltd. (v)	1,400	35,045
		119,349
Specialty Retail — 3.28%
AutoCanada, Inc. (a)	2,300	33,369
City Chic Collective Ltd. (a) (v)	56,600	14,455
Halfords Group PLC	12,900	35,322
IDOM, Inc. (v)	3,100	18,928
JB Hi-Fi Ltd. (v)	1,150	33,657
Michael Hill International Ltd.	21,900	13,057
Shaver Shop Group Ltd. (v)	19,800	12,471
Super Retail Group Ltd. (v)	4,500	34,432
Vertu Motors PLC (v)	22,900	20,826
		216,517
Textiles, Apparel & Luxury Goods — 0.35%
Mavi Giyim Sanayi Ve Ticaret AS (r)	7,800	23,370
TOTAL CONSUMER DISCRETIONARY		663,292

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
CONSUMER STAPLES — 6.06% Beverages — 1.01%
Britvic PLC (v)	2,900	$31,564
Takara Holdings, Inc. (v)	4,300	35,008
		66,572
Food Products — 4.86%
Austevoll Seafood ASA (v)	4,800	33,155
Cloetta AB (v)	17,900	32,567
Elders Ltd. (v)	7,600	33,389
Greencore Group PLC (a)	34,300	31,843
Itoham Yonekyu Holdings, Inc. (v)	3,700	18,619
Lassonde Industries, Inc. (Acquired 05/11/2022 — 06/28/2023, Cost $24,862) (m)	260	20,521
Leroy Seafood Group ASA (v)	5,100	19,353
Nitto Fuji Flour Milling Company Ltd. (v)	600	19,515
Origin Enterprises PLC	5,500	20,015
Premier Foods PLC	20,100	32,522
Riken Vitamin Company Ltd. (v)	900	13,357
S Foods, Inc. (v)	900	19,667
Savencia SA	300	19,052
Wynnstay Group PLC (v)	1,200	7,203
		320,778
Personal Care Products — 0.19%
Shinnihonseiyaku Company Ltd. (v)	1,300	12,795
TOTAL CONSUMER STAPLES		400,145
ENERGY — 7.40% Energy Equipment & Services — 2.88%
Aker Solutions ASA (v)	5,800	21,003
CES Energy Solutions Corp.	11,100	21,953
Expro Group Holdings NV (a)	1,133	20,077
Pason Systems, Inc.	2,200	19,081
SBM Offshore NV (v)	900	12,337
Schoeller-Bleckmann Oilfield Equipment AG (v)	370	21,431
STEP Energy Services Ltd. (a) (r)	5,700	14,027
Subsea 7 SA (v)	3,100	38,611
Technip Energies NV (v)	960	22,115
		190,635
Oil, Gas & Consumable Fuels — 4.52%
Ampol Ltd. (v)	1,000	19,977
Baytex Energy Corp. (a)	6,400	20,870
Birchcliff Energy Ltd.	3,400	20,122
Cardinal Energy Ltd. (Acquired 05/04/2021 — 06/28/2023, Cost $26,778) (m)	6,700	33,278
	Shares Held	Value
Crescent Point Energy Corp.	3,000	$20,200
CropEnergies AG (v)	1,800	19,706
Friedrich Vorwerk Group SE (v)	1,700	20,368
Kosmos Energy Ltd. (a)	6,000	35,940
NuVista Energy Ltd. (a)	2,400	19,240
Pantheon Resources PLC (a)	31,700	5,117
Tamarack Valley Energy Ltd.	8,100	19,627
Tullow Oil PLC (a) (v)	63,600	22,781
Vermilion Energy, Inc.	1,700	21,199
Viva Energy Group Ltd. (r) (v)	9,900	19,895
		298,320
TOTAL ENERGY		488,955
FINANCIALS — 26.83% Banks — 10.68%
Aozora Bank Ltd. (v)	1,800	33,468
The Awa Bank Ltd. (v)	2,400	33,181
Bank Danamon Indonesia Tbk PT (v)	171,900	33,611
The Bank of East Asia Ltd. (v)	25,178	34,827
Basellandschaftliche Kantonalbank	12	11,959
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	1,000	19,430
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	160	14,297
Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France (v)	280	20,430
Caisse Regionale de Credit Agricole Mutuel d'Ille-et-Vilaine	110	8,076
Caisse Regionale de Credit Agricole Mutuel Nord de France	1,500	21,476
Caisse Regionale de Credit Agricole Mutuel Toulouse 31	80	6,119
Canadian Western Bank	1,800	33,588
Collector Bank AB (a) (v)	12,000	32,466
Dah Sing Financial Holdings Ltd. (v)	13,600	34,065
EQB, Inc.	370	19,551
The First Bank of Toyama Ltd. (v)	4,100	21,105
The Hachijuni Bank Ltd. (v)	4,900	21,285
Heartland Group Holdings Ltd. (v)	13,100	13,688
Iyogin Holdings, Inc. (v)	3,400	19,114
mBank SA (a) (v)	220	21,992
Raiffeisen Bank International AG (a) (v)	1,300	20,630
SBI Shinsei Bank Ltd. (v)	700	13,678
Seven Bank Ltd. (v)	6,200	12,179
SpareBank 1 Nord Norge (v)	1,500	13,573
Sparebank 1 Oestlandet (v)	2,900	35,128

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Sparebanken More	4,700	$33,804
Sparebanken Vest (v)	3,700	35,496
Sparekassen Sjaelland-Fyn A/S (v)	700	19,230
Suruga Bank Ltd. (v)	8,800	35,311
TOMONY Holdings, Inc. (v)	4,900	12,457
Unicaja Banco SA (r) (v)	19,200	20,204
		705,418
Capital Markets — 4.80%
ABG Sundal Collier Holding ASA	66,200	32,133
AGF Management Ltd.	5,600	33,226
Anima Holding SpA (r) (v)	5,300	19,731
AURELIUS Equity Opportunities SE & Company KGaA (a) (v)	1,100	21,441
Azimut Holding SpA (v)	1,000	21,578
Bright Smart Securities & Commodities Group Ltd. (v)	70,000	14,409
CI Financial Corp.	1,700	19,300
Flow Traders Ltd.	900	19,858
GAM Holding AG (a)	32,400	19,548
HS Holdings Company Ltd. (v)	4,500	31,051
JAFCO Group Company Ltd. (v)	1,500	19,255
Jupiter Fund Management PLC (v)	23,750	32,524
Man Group PLC (v)	7,100	19,717
Navigator Global Investments Ltd. (v)	15,500	13,694
		317,465
Consumer Finance — 1.56%
Gruppo MutuiOnline SpA	650	21,881
Hoist Finance AB (a) (r) (v)	13,900	35,976
Resurs Holding AB (r) (v)	17,800	33,084
Solvar Ltd. (v)	12,000	12,393
		103,334
Financial Services — 3.48%
Aruhi Corp. (v)	2,700	18,543
Australian Finance Group Ltd. (v)	19,300	23,010
Banca IFIS SpA (v)	2,000	32,042
BFF Bank SpA (r) (v)	1,300	14,248
Corp Financiera Alba SA	400	21,257
Financial Products Group Company Ltd. (v)	4,000	35,338
Home Capital Group, Inc.	400	13,017
MCAN Mortgage Corp.	1,700	19,711
OSB Group PLC (v)	3,100	18,974
Plus500 Ltd.	1,800	33,490
		229,630
	Shares Held	Value
Insurance — 6.31%
Clal Insurance Enterprises Holdings Ltd. (a) (v)	1,300	$20,272
Coface SA (v)	2,500	34,485
Direct Line Insurance Group PLC (v)	17,200	29,738
FBD Holdings PLC	900	12,522
Grupo Catalana Occidente SA (v)	600	18,455
Harel Insurance Investments & Financial Services Ltd. (v)	1,500	11,730
Hiscox Ltd. (v)	1,400	19,410
IDI Insurance Company Ltd.	600	13,590
Just Group PLC	20,000	19,761
Lancashire Holdings Ltd. (v)	4,400	32,337
Menora Mivtachim Holdings Ltd. (v)	600	12,741
The Phoenix Holdings Ltd. (v)	1,800	18,126
Protector Forsikring ASA (v)	900	13,874
Sabre Insurance Group PLC (r)	12,500	21,495
SCOR SE (v)	700	20,578
Solid Forsakring AB (v)	3,300	19,427
Storebrand ASA (v)	1,800	14,039
Unipol Gruppo SpA (v)	6,300	33,667
UNIQA Insurance Group AG (v)	1,500	12,035
Vienna Insurance Group AG Wiener Versicherung Gruppe (v)	760	19,871
Wuestenrot & Wuerttembergische AG (v)	1,100	18,827
		416,980
TOTAL FINANCIALS		1,772,827
HEALTH CARE — 3.91% Biotechnology — 0.48%
Bavarian Nordic A/S (a) (v)	1,100	31,335
Health Care Equipment & Supplies — 1.80%
Eiken Chemical Company Ltd. (v)	1,300	13,924
Japan Lifeline Company Ltd. (v)	4,500	32,299
Paramount Bed Holdings Company Ltd. (v)	2,000	33,324
Riverstone Holdings Ltd. (v)	43,400	19,937
Shofu, Inc. (v)	1,200	19,303
		118,787
Health Care Providers & Services — 0.82%
FALCO HOLDINGS Company Ltd. (v)	2,600	34,183
Toho Holdings Company Ltd. (v)	1,100	20,235
		54,418
Pharmaceuticals — 0.81%
Faes Farma SA (v)	9,600	33,355
Tsumura & Company (v)	1,100	20,368
		53,723
TOTAL HEALTH CARE		258,263

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
INDUSTRIALS — 21.34% Aerospace & Defense — 0.96%
Babcock International Group PLC (a) (v)	8,700	$31,252
QinetiQ Group PLC (V)	7,200	32,452
		63,704
Air Freight & Logistics — 1.53%
bpost SA (v)	7,500	32,952
International Distributions Services PLC (v)	11,900	33,451
PostNL NV (v)	7,826	13,651
Wincanton PLC	6,500	20,761
		100,815
Building Products — 0.38%
Deceuninck NV (v)	7,400	18,427
Norcros PLC	3,000	6,439
		24,866
Commercial Services & Supplies — 1.26%
Aeon Delight Company Ltd. (v)	600	12,811
Downer EDI Ltd. (v)	14,000	38,438
ISS A/S (v)	900	19,039
Okamura Corp. (v)	1,000	13,275
		83,563
Construction & Engineering — 3.54%
Aecon Group, Inc.	1,500	14,007
Bird Construction, Inc.	2,030	12,933
CTI Engineering Company Ltd. (v)	500	12,771
Dai-Dan Company Ltd. (v)	1,100	20,839
Fukuda Corp. (v)	600	20,306
Hazama Ando Corp. (v)	1,700	12,715
JDC Corp. (v)	3,300	13,113
JGC Holdings Corp. (v)	1,100	14,303
Koninklijke BAM Groep NV (v)	9,400	18,117
Kumagai Gumi Company Ltd. (v)	600	12,842
Kyudenko Corp. (v)	500	13,425
NRW Holdings Ltd. (v)	13,400	22,644
Obrascon Huarte Lain SA (a) (v)	39,200	20,011
Tobishima Corp. (v)	1,500	13,220
Yurtec Corp. (v)	2,100	12,593
		233,839
Electrical Equipment — 0.33%
Innovatec SpA (a) (v)	14,000	21,875
Ground Transportation — 0.30%
Redde Northgate PLC	4,100	19,526
	Shares Held	Value
Industrial Conglomerates — 0.49%
Chargeurs SA (v)	2,700	$32,661
Machinery — 8.03%
Danieli & C Officine Meccaniche SpA (v)	1,100	20,206
Duerr AG (v)	1,090	35,301
Frencken Group Ltd. (v)	31,600	21,171
Iveco Group NV (a) (v)	4,000	36,072
Luxfer Holdings PLC	2,200	31,306
Morita Holdings Corp. (v)	3,000	32,454
NGK Insulators Ltd. (v)	1,600	19,116
Norma Group SE (v)	1,700	31,462
Obara Group, Inc. (v)	1,100	31,854
OKUMA Corp. (v)	700	37,582
Pegasus Company Ltd. (v)	8,300	33,925
Rieter Holding AG (v)	310	32,201
Sulzer AG (v)	410	35,316
Takuma Company Ltd. (v)	3,100	31,912
Tocalo Company Ltd. (v)	3,400	35,685
Tsugami Corp. (v)	3,400	32,767
Vesuvius PLC (v)	6,400	32,424
		530,754
Professional Services — 2.75%
Bertrandt AG	410	21,922
Hito Communications Holdings, Inc. (v)	3,000	32,436
McMillan Shakespeare Ltd. (v)	2,800	33,771
Pagegroup PLC (v)	3,800	19,373
Pasona Group, Inc. (v)	1,100	12,773
PeopleIN Ltd. (v)	21,800	34,160
Quick Company Ltd. (v)	900	14,585
SThree PLC	3,000	13,011
		182,031
Trading Companies & Distributors — 1.77%
Howden Joinery Group PLC (v)	2,300	18,792
Wajax Corp.	1,700	32,005
Yamazen Corp. (v)	4,200	32,311
Yuasa Trading Company Ltd. (v)	1,100	33,593
		116,701
TOTAL INDUSTRIALS		1,410,335
INFORMATION TECHNOLOGY — 7.74% Communications Equipment — 0.52%
Evertz Technologies Ltd.	1,400	14,531
Ituran Location and Control Ltd.	850	19,839
		34,370
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Electronic Equipment, Instruments & Components — 3.43%
Anritsu Corp. (v)	1,500	$12,812
Celestica, Inc. (a)	1,100	15,968
Dexerials Corp. (v)	1,000	21,968
Enplas Corp. (v)	900	36,668
Esprinet SpA (v)	3,000	18,222
Horiba Ltd. (v)	600	34,509
Hosiden Corp. (v)	2,600	32,594
Santec Holdings Corp. (v)	1,000	22,113
V Technology Company Ltd. (v)	1,900	32,074
		226,928
IT Services — 1.49%
GFT Technologies SE (v)	1,160	32,727
Indra Sistemas SA (v)	2,600	32,892
KNOW IT AB (v)	800	12,937
Sopra Steria Group SACA (v)	100	19,965
		98,521
Semiconductors & Semiconductor Equipment — 1.78%
AEM Holdings Ltd. (v)	7,600	20,971
Inter Action Corp. (v)	2,100	20,415
u-blox Holding AG (a) (v)	310	34,027
UMS Holdings Ltd. (v)	25,825	20,333
Yamaichi Electronics Company Ltd. (v)	1,300	21,506
		117,252
Software — 0.52%
Silverlake Axis Ltd. (v)	85,500	19,327
System Research Company Ltd. (v)	800	14,987
		34,314
TOTAL INFORMATION TECHNOLOGY		511,385
MATERIALS — 11.71% Chemicals — 3.98%
C Uyemura & Company Ltd. (v)	600	34,279
Dai Nippon Toryo Company Ltd. (v)	5,000	31,903
FUCHS PETROLUB SE (v)	1,000	32,056
Fuso Chemical Company Ltd. (v)	700	22,018
Hodogaya Chemical Company Ltd. (v)	1,400	33,620
Kanto Denka Kogyo Company Ltd. (v)	5,000	34,299
Kumiai Chemical Industry Company Ltd. (v)	2,900	22,650
Tessenderlo Group SA (v)	577	18,903
Yushiro Chemical Industry Company Ltd. (v)	1,800	13,576
Zeon Corp. (v)	2,000	19,392
		262,696
	Shares Held	Value
Construction Materials — 2.59%
Adbri Ltd. (v)	21,200	$33,877
Cementir Holding NV	4,100	33,197
CSR Ltd. (v)	9,200	31,910
Forterra PLC (r)	15,300	31,401
Krosaki Harima Corp. (v)	300	18,503
Shinagawa Refractories Company Ltd. (v)	600	22,530
		171,418
Containers & Packaging — 1.61%
Billerud AB (v)	4,200	31,964
Fuji Seal International, Inc. (v)	1,900	20,118
Pact Group Holdings Ltd. (v)	50,100	22,082
Vetropack Holding AG (v)	700	32,502
		106,666
Metals & Mining — 2.08%
DDH1 Ltd. (v)	35,900	20,022
Grange Resources Ltd. (v)	94,900	33,991
Macmahon Holdings Ltd. (v)	78,900	8,125
Maruichi Steel Tube Ltd. (v)	600	13,783
Rana Gruber ASA (v)	2,600	13,529
Stelco Holdings, Inc.	400	13,050
Vulcan Steel Ltd. (v)	6,400	35,082
		137,582
Paper & Forest Products — 1.45%
Arctic Paper SA (v)	2,800	12,834
Canfor Corp. (a)	1,300	23,336
Interfor Corp. (a)	1,100	20,742
Miquel y Costas & Miquel SA	1,000	12,571
Rottneros AB	12,000	12,884
Western Forest Products, Inc.	16,900	13,267
		95,634
TOTAL MATERIALS		773,996
REAL ESTATE — 0.79% Health Care Real Estate Investment Trusts — 0.29%
Target Healthcare REIT PLC (v)	21,300	19,470
Retail Real Estate Investment Trusts — 0.50%
SmartCentres Real Estate Investment Trust	1,800	33,004
TOTAL REAL ESTATE		52,474
UTILITIES — 2.27% Electric Utilities — 1.00%
Elmera Group ASA (r) (v)	16,700	33,217
EVN AG (v)	1,500	33,189
		66,406

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held		Value
Gas Utilities — 0.79%
Hiroshima Gas Company Ltd. (v)		7,200	$18,907
Italgas SpA (v)		5,600	33,201
			52,108
Multi-Utilities — 0.48%
ACEA SpA (v)		2,400	31,391
TOTAL UTILITIES			149,905
Total common stocks (Cost $6,302,230)			6,551,968
Total long-term investments (Cost $6,302,230)			6,551,968
SHORT-TERM INVESTMENTS — 1.18%	Principal Amount
Time Deposits — 1.18%
Australia and New Zealand Banking Group Ltd., 2.77%, 07/03/2023*	AUD	4,450	2,964
Citigroup, Inc., 4.42%, 07/03/2023*		$74,653	74,653
Skandinaviska Enskilda Banken, 2.37%, 07/03/2023*	EUR	14	15
Total short-term investments (Cost $77,631)			77,632
Total investments — 100.34% (Cost $6,379,861)			6,629,600
Liabilities in excess of other assets — (0.34)%			(22,404)
Net assets — 100.00%			$6,607,196

(a) — Non-income producing security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $53,799, which represented 0.81% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $279,502, which represented 4.23% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $5,115,528, which represented 77.42% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

AUD — Australian Dollar

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
Telefonaktiebolaget LM Ericsson	8.23%
F5, Inc.	8.11%
Microsoft Corp.	5.43%
Shell PLC	4.85%
Elevance Health, Inc.	4.62%
Stagwell, Inc.	3.95%
Popular, Inc.	2.97%
U-Haul Holding Company	2.91%
General Electric Company	2.68%
Wells Fargo & Company	2.64%

* Excluding short-term securities

COMMON STOCKS — 96.08%	Shares Held	Value
COMMUNICATION SERVICES — 9.78% Entertainment — 0.26%
Warner Bros. Discovery, Inc. (a)	111,780	$1,401,721
Interactive Media & Services — 2.11%
Alphabet, Inc. (a)	94,300	11,287,710
Media — 7.41%
Comcast Corp.	302,800	12,581,340
News Corp.	303,800	5,924,100
Stagwell, Inc. (a)	2,932,910	21,146,281
		39,651,721
TOTAL COMMUNICATION SERVICES		52,341,152
CONSUMER DISCRETIONARY — 3.51% Automobiles — 2.53%
General Motors Company	351,500	13,553,840
Broadline Retail — 0.22%
Redbubble Ltd. (a) (v)	4,782,949	1,182,629
Hotels, Restaurants & Leisure — 0.76%
Accor SA (v)	108,500	4,037,450
TOTAL CONSUMER DISCRETIONARY		18,773,919
CONSUMER STAPLES — 2.48% Tobacco — 2.48%
Philip Morris International, Inc.	136,100	13,286,082
TOTAL CONSUMER STAPLES		13,286,082
ENERGY — 13.46% Energy Equipment & Services — 2.38%
McDermott International Ltd. (a)	832,402	149,833
NOV, Inc.	784,400	12,581,776
		12,731,609
Oil, Gas & Consumable Fuels — 11.08%
APA Corp.	309,200	10,565,364
Berry Corp.	1,048,000	7,210,240
	Shares Held	Value
Kosmos Energy Ltd. (a)	1,534,400	$9,191,056
Murphy Oil Corp.	85,800	3,286,140
Range Resources Corp.	104,200	3,063,480
Shell PLC — ADR	430,300	25,981,514
		59,297,794
TOTAL ENERGY		72,029,403
FINANCIALS — 16.99% Banks — 7.12%
Citigroup, Inc.	96,300	4,433,652
Citizens Financial Group, Inc.	140,400	3,661,632
Popular, Inc.	262,800	15,904,656
Wells Fargo & Company	330,760	14,116,837
		38,116,777
Capital Markets — 4.15%
The Bank of New York Mellon Corp.	103,200	4,594,464
Evercore, Inc.	92,900	11,481,511
The Goldman Sachs Group, Inc.	11,600	3,741,464
State Street Corp.	33,100	2,422,258
		22,239,697
Consumer Finance — 2.55%
Capital One Financial Corp.	37,400	4,090,438
SLM Corp.	584,900	9,545,568
		13,636,006
Financial Services — 0.49%
Euronet Worldwide, Inc. (a)	22,500	2,640,825
Insurance — 2.68%
American International Group, Inc.	189,100	10,880,814
Global Indemnity Group LLC	102,500	3,442,975
		14,323,789
TOTAL FINANCIALS		90,957,094

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
HEALTH CARE — 7.03% Health Care Equipment & Supplies — 2.41%
Medtronic PLC	146,500	$12,906,650
Health Care Providers & Services — 4.62%
Elevance Health, Inc.	55,600	24,702,524
TOTAL HEALTH CARE		37,609,174
INDUSTRIALS — 13.23% Aerospace & Defense — 1.01%
Babcock International Group PLC (a) (v)	1,510,600	5,426,271
Air Freight & Logistics — 1.72%
International Distributions Services PLC (v)	3,271,400	9,195,804
Construction & Engineering — 0.80%
Fluor Corp. (a)	144,500	4,277,200
Ground Transportation — 2.91%
U-Haul Holding Company	306,900	15,550,623
Industrial Conglomerates — 2.68%
General Electric Company	130,700	14,357,395
Professional Services — 4.11%
Korn Ferry	160,900	7,970,986
ManpowerGroup, Inc.	176,900	14,045,860
		22,016,846
TOTAL INDUSTRIALS		70,824,139
INFORMATION TECHNOLOGY — 26.47% Communications Equipment — 16.34%
F5, Inc. (a)	297,000	43,439,220
Telefonaktiebolaget LM Ericsson — ADR	8,082,900	44,051,805
		87,491,025
Electronic Equipment, Instruments & Components — 2.44%
Arrow Electronics, Inc. (a)	91,100	13,048,253
Semiconductors & Semiconductor Equipment — 0.50%
Micron Technology, Inc.	42,000	2,650,620
Software — 7.19%
Microsoft Corp.	85,310	29,051,467
Workday, Inc. (a)	41,800	9,442,202
		38,493,669
TOTAL INFORMATION TECHNOLOGY		141,683,567
MATERIALS — 3.13% Chemicals — 3.05%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	10,178,239
Olin Corp.	89,300	4,589,127
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)	24,058	1,551,741
		16,319,107
	Shares Held	Value
Metals & Mining — 0.08%
Metals Recovery Holdings LLC (Acquired 07/24/2014 — 12/10/2019, Cost $7,036,459) (a) (f) (i) (m) (u)	7,042	$462,115
TOTAL MATERIALS		16,781,222
Total common stocks (Cost $492,771,883)		514,285,752
PREFERRED STOCKS — 0.50%
FINANCIALS — 0.50% Financial Services — 0.50%
Federal Home Loan Mortgage Corp. — Series K (a)	33,300	110,223
Federal Home Loan Mortgage Corp. — Series N (a)	116,400	357,348
Federal Home Loan Mortgage Corp. — Series S (a)	18,400	62,652
Federal Home Loan Mortgage Corp. — Series Z (a)	929,600	2,138,080
TOTAL FINANCIALS		2,668,303
Total preferred stocks (Cost $2,451,595)		2,668,303
TERM LOANS — 0.71%	Principal Amount
ENERGY — 0.22% Energy Equipment & Services — 0.22%
Lealand Finance Company BV 8.217% (1 Month SOFR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)	$442,883	354,306
6.217% Cash and 3.000% PIK (1 Month SOFR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 — 05/31/2023, Cost $1,480,396) (b) (i) (m) (p)	1,412,102	823,728
TOTAL ENERGY		1,178,034
MATERIALS — 0.49% Chemicals — 0.49%
Iracore International Holdings, Inc. 14.242% (1 Month SOFR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)	$2,649,013	2,649,013
TOTAL MATERIALS		2,649,013
Total term loans (Cost $4,572,292)		3,827,047

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley Value Opportunities Fund

PURCHASED PUT OPTIONS — 0.80%	Contracts (100 shares per contract)	Notional Amount	Value
CONSUMER DISCRETIONARY — 0.24% Automobiles — 0.24%
Tesla, Inc. (a) Expiration: June 2024, Exercise Price: $333.33	140	$3,664,780	$1,282,400
TOTAL CONSUMER DISCRETIONARY			1,282,400
MISCELLANEOUS — 0.31% Stock Index — 0.31%
S&P 500® Index (a) Expiration: December 2023, Exercise Price: $4,000.00	340	151,312,920	1,659,200
TOTAL MISCELLANEOUS			1,659,200
INFORMATION TECHNOLOGY — 0.25% Software — 0.25%
Alteryx, Inc. (a) Expiration: January 2025, Exercise Price: $40.00	1,600	7,264,000	1,368,000
TOTAL INFORMATION TECHNOLOGY			1,368,000
Total purchased put options (Cost $6,055,494)			4,309,600
Total long-term investments (Cost $505,851,264)			525,090,702

SHORT-TERM INVESTMENTS — 1.98%	Principal Amount
Time Deposits — 1.98%
Citigroup, Inc., 4.42%, 07/03/2023*		$10,587,371	10,587,371
Citigroup, Inc., 2.37%, 07/03/2023*	EUR	37	40
Skandinaviska Enskilda Banken, 3.92%, 07/03/2023*	GBP	1	1
Total short-term investments (Cost $10,587,411)			10,587,412
Total investments — 100.07% (Cost $516,438,675)			535,678,114
Liabilities in excess of other assets — (0.07)%			(389,069)
Net assets — 100.00%			$535,289,045

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2023.

(f) — Security was fair valued by the Advisor pursuant to the Board's designation of the Advisor as valuation designee with respect to the Fund's portfolio investments. The total market value of these securities was $13,289,367, which represented 2.48% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $15,664,836, which represented 2.93% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $16,019,142, which represented 2.99% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security. See Payment In-Kind Securities in Note 1 in Notes to the Financial Statements.

(u) — Value determined using significant unobservable inputs. See Security Valuation in Note 1 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $19,842,154, which represented 3.71% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

ADR — American Depositary Receipt

EUR — Euro

GBP — British Pound

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley High Yield Fund

Largest Issuers*	Percent of net assets
Boardriders, Inc.	2.03%
Carnival Corp.	1.85%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.79%
Royal Caribbean Cruises Ltd.	1.12%
Virgin Media Secured Finance PLC	1.07%
Iracore Holdings Corp. (includes Iracore International Holdings, Inc. and Iracore Investments Holdings, Inc.)	0.98%
Mativ Holdings, Inc.	0.97%
Emerald Debt Merger Sub LLC	0.89%
Tenet Healthcare Corp.	0.86%
WR Grace Holdings LLC	0.85%

* Excluding investment companies and short-term securities

CORPORATE BONDS — 84.46%	Principal Amount	Value
Advertising — 0.45%
Stagwell Global LLC 5.625%, 08/15/2029 (r)	$4,780,000	$4,095,922
Aerospace/Defense — 1.94%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	4,657,000	4,219,871
Spirit AeroSystems, Inc. 7.500%, 04/15/2025 (r)	3,598,000	3,559,931
9.375%, 11/30/2029 (r)	2,510,000	2,690,281
TransDigm, Inc. 6.250%, 03/15/2026 (r)	4,090,000	4,073,692
6.750%, 08/15/2028 (r)	2,947,000	2,961,853
		17,505,628
Auto Parts & Equipment — 2.60%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	5,727,000	5,447,012
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	5,342,000	5,001,127
Clarios Global LP / Clarios US Finance Company 6.750%, 05/15/2028 (r)	4,389,000	4,378,279
The Goodyear Tire & Rubber Company 5.250%, 07/15/2031	5,044,000	4,387,397
ZF North America Capital, Inc. 6.875%, 04/14/2028 (r)	4,161,000	4,217,939
		23,431,754
Automakers — 0.48%
Ford Motor Company 5.291%, 12/08/2046	5,296,000	4,366,536
Banking — 1.27%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (b) (r)	4,706,000	4,537,175
	Principal Amount	Value
ING Groep NV 6.500% (Fixed until 04/15/2025, then 5 Year Swap Rate USD + 4.446%), Perpetual (b)	$2,157,000	$2,014,854
Popular, Inc. 7.250%, 03/13/2028	2,456,000	2,456,000
Texas Capital Bancshares, Inc. 4.000% (Fixed until 05/05/2026, then 5 Year CMT Rate USD + 3.150%), 05/06/2031 (b)	3,400,000	2,468,675
		11,476,704
Brokerage — 0.09%
StoneX Group, Inc. 8.625%, 06/15/2025 (r)	775,000	783,413
Building & Construction — 2.37%
Ashton Woods USA LLC / Ashton Woods Finance Company 4.625%, 08/01/2029 (r)	5,710,000	4,874,142
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 4.875%, 02/15/2030 (r)	4,782,000	3,759,095
Installed Building Products, Inc. 5.750%, 02/01/2028 (r)	4,671,000	4,407,741
Tri Pointe Homes, Inc. 5.250%, 06/01/2027	3,866,000	3,660,713
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/2028 (r)	5,173,000	4,663,149
		21,364,840
Building Materials — 3.76%
Arcosa, Inc. 4.375%, 04/15/2029 (r)	4,947,000	4,437,620

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
BlueLinx Holdings, Inc. 6.000%, 11/15/2029 (r)	$6,181,000	$5,415,329
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (r)	3,003,000	2,511,304
Knife River Corp. 7.750%, 05/01/2031 (r)	4,427,000	4,488,139
PGT Innovations, Inc. 4.375%, 10/01/2029 (r)	4,891,000	4,568,579
SRS Distribution, Inc. 6.125%, 07/01/2029 (r)	3,000,000	2,594,811
Standard Industries, Inc. 4.375%, 07/15/2030 (r)	6,710,000	5,817,550
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	3,990,000	4,073,614
		33,906,946
Cable & Satellite TV — 5.90%
Block Communications, Inc. 4.875%, 03/01/2028 (r)	5,858,000	4,855,315
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (r)	9,877,000	8,938,932
4.750%, 02/01/2032 (r)	8,820,000	7,201,971
CSC Holdings LLC 5.750%, 01/15/2030 (r)	11,102,000	5,257,741
DirecTV Financing LLC / DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027 (r)	3,006,000	2,725,871
DISH DBS Corp. 5.750%, 12/01/2028 (r)	4,129,000	3,078,824
DISH Network Corp. 11.750%, 11/15/2027 (r)	2,145,000	2,095,753
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	4,800,000	4,439,040
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	10,674,000	9,665,236
Ziggo BV 4.875%, 01/15/2030 (r)	5,914,000	4,913,998
		53,172,681
Chemicals — 4.12%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/2027 (r)	4,317,000	4,073,490
Diamond BC BV 4.625%, 10/01/2029 (r)	4,435,000	4,476,630
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	2,991,000	2,610,438
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (r)	6,163,000	5,180,334
SCIH Salt Holdings, Inc. 4.875%, 05/01/2028 (r)	3,764,000	3,366,204
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/01/2026 (r)	5,377,000	4,907,165
	Principal Amount	Value
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125%, 04/01/2029 (r)	$6,016,000	$2,787,814
Univar Solutions USA, Inc. 5.125%, 12/01/2027 (r)	1,991,000	2,037,223
WR Grace Holdings LLC 5.625%, 08/15/2029 (r)	6,470,000	5,307,017
7.375%, 03/01/2031 (r)	2,425,000	2,378,637
		37,124,952
Consumer — Products — 0.58%
Winnebago Industries, Inc. 6.250%, 07/15/2028 (r)	5,372,000	5,270,953
Consumer/Commercial/Lease Financing — 1.26%
Burford Capital Global Finance LLC 9.250%, 07/01/2031 (r)	4,199,000	4,178,425
Macquarie Airfinance Holdings Ltd. 8.375%, 05/01/2028 (r)	4,405,000	4,470,943
Upbound Group, Inc. 6.375%, 02/15/2029 (r)	3,031,000	2,692,967
		11,342,335
Diversified Capital Goods — 3.56%
Emerald Debt Merger Sub LLC 6.625%, 12/15/2030 (r)	8,060,000	7,999,550
General Electric Company 8.882% (3 Month LIBOR USD + 3.330%), Perpetual (b)	5,408,000	5,428,273
JB Poindexter & Company, Inc. 7.125%, 04/15/2026 (r)	4,570,000	4,473,413
Patrick Industries, Inc. 4.750%, 05/01/2029 (r)	5,586,000	4,804,323
Railworks Holdings LP / Railworks Rally, Inc. 8.250%, 11/15/2028 (r)	3,330,000	3,098,376
TK Elevator Holdco GmbH 7.625%, 07/15/2028 (r)	3,135,000	2,847,786
TK Elevator US Newco, Inc. 5.250%, 07/15/2027 (r)	3,755,000	3,473,610
		32,125,331
Electric — Generation — 0.40%
Calpine Corp. 3.750%, 03/01/2031 (r)	4,433,000	3,595,480
Electric — Integrated — 0.43%
PG&E Corp. 5.250%, 07/01/2030	4,341,000	3,894,803
Electronics — 0.48%
Coherent Corp. 5.000%, 12/15/2029 (r)	4,825,000	4,360,859
Energy — Exploration & Production — 4.05%
California Resources Corp. 7.125%, 02/01/2026 (r)	3,649,000	3,670,529
Callon Petroleum Company 6.375%, 07/01/2026	3,721,000	3,630,328

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Chesapeake Energy Corp. 6.750%, 04/15/2029 (r)	$2,437,000	$2,420,272
Civitas Resources, Inc. 5.000%, 10/15/2026 (r)	2,777,000	2,621,030
Crescent Energy Finance LLC 9.250%, 02/15/2028 (r)	4,239,000	4,117,150
Earthstone Energy Holdings LLC 8.000%, 04/15/2027 (r)	4,427,000	4,279,692
Hilcorp Energy I LP / Hilcorp Finance Company 6.000%, 02/01/2031 (r)	5,213,000	4,666,297
Kosmos Energy Ltd. 7.500%, 03/01/2028 (r)	2,320,000	1,931,218
Matador Resources Company 6.875%, 04/15/2028 (r)	2,691,000	2,666,467
Murphy Oil Corp. 6.375%, 07/15/2028	4,431,000	4,371,729
Southwestern Energy Company 4.750%, 02/01/2032	2,480,000	2,189,248
		36,563,960
Food — Wholesale — 0.60%
Central Garden & Pet Company 4.125%, 04/30/2031 (r)	4,595,000	3,794,766
HLF Financing Sarl LLC / Herbalife International, Inc. 4.875%, 06/01/2029 (r)	2,330,000	1,663,352
		5,458,118
Forestry/Paper — 1.84%
Ahlstrom Holding 3 Oy 4.875%, 02/04/2028 (r)	5,999,000	4,987,548
Mativ Holdings, Inc. 6.875%, 10/01/2026 (r)	5,894,000	5,165,561
Mercer International, Inc. 5.125%, 02/01/2029	5,791,000	4,513,758
Rayonier AM Products, Inc. 7.625%, 01/15/2026 (r)	2,182,000	1,901,602
		16,568,469
Gaming — 4.54%
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029 (r)	4,136,000	4,204,285
Boyd Gaming Corp. 4.750%, 06/15/2031 (r)	4,641,000	4,150,929
Caesars Entertainment, Inc. 7.000%, 02/15/2030 (r)	4,127,000	4,148,213
Everi Holdings, Inc. 5.000%, 07/15/2029 (r)	5,129,000	4,496,391
International Game Technology PLC 6.250%, 01/15/2027 (r)	2,047,000	2,041,166
Jacobs Entertainment, Inc. 6.750%, 02/15/2029 (r)	5,215,000	4,672,379
MGM Resorts International 5.500%, 04/15/2027	4,703,000	4,510,589
	Principal Amount	Value
Penn Entertainment, Inc. 5.625%, 01/15/2027 (r)	$5,350,000	$5,008,949
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.625%, 03/01/2030 (r)	5,120,000	4,510,336
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	3,608,000	3,215,540
		40,958,777
Gas Distribution — 4.68%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 03/01/2027 (r)	5,059,000	4,883,637
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 8.000%, 04/01/2029 (r)	5,026,000	5,099,111
DT Midstream, Inc. 4.375%, 06/15/2031 (r)	4,797,000	4,138,697
EQM Midstream Partners LP 7.500%, 06/01/2027 (r)	6,117,000	6,181,473
Harvest Midstream I LP 7.500%, 09/01/2028 (r)	4,770,000	4,733,607
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 02/01/2028 (r)	4,766,000	4,400,919
Kinetik Holdings LP 5.875%, 06/15/2030 (r)	4,682,000	4,454,900
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 03/01/2030	3,901,000	3,757,970
Venture Global LNG, Inc. 8.375%, 06/01/2031 (r)	4,535,000	4,578,116
		42,228,430
Health Facilities — 1.89%
CHS / Community Health Systems, Inc. 6.875%, 04/15/2029 (r)	2,030,000	1,270,008
5.250%, 05/15/2030 (r)	5,055,000	3,987,193
Encompass Health Corp. 4.750%, 02/01/2030	4,478,000	4,082,622
Tenet Healthcare Corp. 6.250%, 02/01/2027	4,560,000	4,518,381
6.125%, 06/15/2030	3,252,000	3,209,562
		17,067,766
Health Services — 1.34%
Charles River Laboratories International, Inc. 4.000%, 03/15/2031 (r)	3,379,000	2,938,404
Fortrea Holdings, Inc. 7.500%, 07/01/2030 (r)	4,441,000	4,553,002
ModivCare Escrow Issuer, Inc. 5.000%, 10/01/2029 (r)	6,145,000	4,553,107
		12,044,513

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Hotels — 1.47%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow 5.000%, 06/01/2029 (r)	$4,980,000	$4,424,233
Marriott Ownership Resorts, Inc. 4.500%, 06/15/2029 (r)	5,121,000	4,424,365
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/2029 (r)	5,085,000	4,387,211
		13,235,809
Insurance Brokerage — 1.08%
AmWINS Group, Inc. 4.875%, 06/30/2029 (r)	5,908,000	5,341,293
Ryan Specialty LLC 4.375%, 02/01/2030 (r)	4,975,000	4,410,089
		9,751,382
Investments & Miscellaneous Financial Services — 0.81%
Armor Holdco, Inc. 8.500%, 11/15/2029 (r)	1,455,000	1,208,983
SoftBank Group Corp. 6.000% (Fixed until 07/18/2023, then 5 Year Mid Swap Rate USD + 4.226%), Perpetual (b)	6,141,000	6,135,934
		7,344,917
Machinery — 1.90%
Chart Industries, Inc. 7.500%, 01/01/2030 (r)	4,198,000	4,288,278
NESCO Holdings II, Inc. 5.500%, 04/15/2029 (r)	5,285,000	4,736,576
Regal Rexnord Corp. 6.300%, 02/15/2030 (r)	3,734,000	3,725,602
Titan International, Inc. 7.000%, 04/30/2028	4,670,000	4,371,003
		17,121,459
Media — Broadcast — 0.58%
CMG Media Corp. 8.875%, 12/15/2027 (r)	1,165,000	818,297
Gray Escrow II, Inc. 5.375%, 11/15/2031 (r)	6,618,000	4,393,642
		5,211,939
Media — Diversified — 0.10%
National CineMedia LLC 5.750%, 08/15/2026 (d) (i)	6,230,000	256,988
5.875%, 04/15/2028 (d) (r)	2,187,000	675,247
		932,235
Media Content — 1.47%
News Corp. 3.875%, 05/15/2029 (r)	2,003,000	1,760,209
5.125%, 02/15/2032 (r)	4,668,000	4,263,593
Sirius XM Radio, Inc. 4.000%, 07/15/2028 (r)	4,069,000	3,539,795
	Principal Amount	Value
Townsquare Media, Inc. 6.875%, 02/01/2026 (r)	$3,839,000	$3,674,716
		13,238,313
Medical Products — 1.73%
Grifols Escrow Issuer SA 4.750%, 10/15/2028 (r)	5,356,000	4,654,043
Medline Borrower LP 3.875%, 04/01/2029 (r)	3,911,000	3,402,602
5.250%, 10/01/2029 (r)	3,481,000	3,024,046
Varex Imaging Corp. 7.875%, 10/15/2027 (r)	4,531,000	4,516,296
		15,596,987
Metals/Mining Excluding Steel — 1.11%
Kaiser Aluminum Corp. 4.500%, 06/01/2031 (r)	5,210,000	4,160,654
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	6,056,000	5,884,010
		10,044,664
Oil Field Equipment & Services — 3.02%
Enerflex Ltd. 9.000%, 10/15/2027 (r)	2,667,000	2,597,485
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	3,684,000	3,228,215
Noble Finance II LLC 8.000%, 04/15/2030 (r)	3,522,000	3,584,392
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	5,972,000	5,581,590
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	3,176,063	3,137,076
Transocean, Inc. 8.750%, 02/15/2030 (r)	2,105,000	2,138,880
Valaris Ltd. 8.375%, 04/30/2030 (r)	3,466,000	3,481,008
Weatherford International Ltd. 8.625%, 04/30/2030 (r)	3,410,000	3,465,164
		27,213,810
Oil Refining & Marketing — 0.96%
Parkland Corp. 4.625%, 05/01/2030 (r)	5,527,000	4,797,657
PBF Holding Company LLC / PBF Finance Corp. 6.000%, 02/15/2028	4,110,000	3,845,480
		8,643,137
Packaging — 0.43%
Ball Corp. 6.875%, 03/15/2028	3,759,000	3,837,255
Personal & Household Products — 1.83%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	4,620,000	4,371,906
Energizer Holdings, Inc. 4.375%, 03/31/2029 (r)	6,161,000	5,316,943

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
The Scotts Miracle-Gro Company 4.375%, 02/01/2032	$5,332,000	$4,205,848
Spectrum Brands, Inc. 5.000%, 10/01/2029 (r)	2,900,000	2,591,398
		16,486,095
Pharmaceuticals — 1.35%
1375209 BC Ltd. 9.000%, 01/30/2028 (r)	998,000	1,001,648
Bausch Health Companies, Inc. 6.125%, 02/01/2027 (r)	2,901,000	1,860,556
11.000%, 09/30/2028 (r)	1,770,000	1,261,656
Jazz Securities DAC 4.375%, 01/15/2029 (r)	3,930,000	3,510,314
Organon & Company / Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031 (r)	5,534,000	4,573,100
		12,207,274
Real Estate Development & Management — 0.51%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.750%, 01/15/2029 (r)	6,158,000	4,614,482
Recreation & Travel — 4.23%
Boyne USA, Inc. 4.750%, 05/15/2029 (r)	5,714,000	5,154,362
Carnival Corp. 4.000%, 08/01/2028 (r)	6,607,000	5,863,183
6.000%, 05/01/2029 (r)	4,620,000	4,129,214
10.500%, 06/01/2030 (r)	6,312,000	6,701,936
Royal Caribbean Cruises Ltd. 11.500%, 06/01/2025 (r)	1,616,000	1,716,030
11.625%, 08/15/2027 (r)	3,769,000	4,102,101
7.250%, 01/15/2030 (r)	4,235,000	4,293,206
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	6,714,000	6,166,205
		38,126,237
Reinsurance — 0.85%
Enstar Finance LLC 5.750% (Fixed until 08/31/2025, then 5 Year CMT Rate USD + 5.468%), 09/01/2040 (b)	2,165,000	1,871,480
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625% Cash or 8.375% PIK, 10/15/2025 (p) (r)	6,240,983	5,775,358
		7,646,838
Restaurants — 1.22%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/2030 (r)	4,909,000	4,207,173
Dave & Buster's, Inc. 7.625%, 11/01/2025 (r)	2,521,000	2,558,802
Papa John's International, Inc. 3.875%, 09/15/2029 (r)	4,977,000	4,218,431
		10,984,406
	Principal Amount	Value
Software/Services — 1.47%
Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028 (r)	$5,040,000	$4,313,736
Twilio, Inc. 3.625%, 03/15/2029	4,870,000	4,147,539
VM Consolidated, Inc. 5.500%, 04/15/2029 (r)	5,156,000	4,760,897
		13,222,172
Specialty Retail — 2.64%
Academy Ltd. 6.000%, 11/15/2027 (r)	5,011,000	4,816,172
Kontoor Brands, Inc. 4.125%, 11/15/2029 (r)	5,448,000	4,555,553
Liberty Interactive LLC 8.250%, 02/01/2030	5,273,000	1,852,521
Lithia Motors, Inc. 4.375%, 01/15/2031 (r)	5,010,000	4,329,128
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/2028 (r)	4,596,000	4,252,562
Sonic Automotive, Inc. 4.875%, 11/15/2031 (r)	4,915,000	4,038,388
		23,844,324
Steel Producers/Products — 1.32%
ATI, Inc. 5.875%, 12/01/2027	4,054,000	3,929,368
Calderys Financing LLC 11.250%, 06/01/2028 (r)	3,912,000	4,013,869
Carpenter Technology Corp. 7.625%, 03/15/2030	3,876,000	3,924,494
		11,867,731
Support — Services — 2.15%
The Dun & Bradstreet Corp. 5.000%, 12/15/2029 (r)	4,705,000	4,153,574
Newfold Digital Holdings Group, Inc. 6.000%, 02/15/2029 (r)	2,225,000	1,672,288
Ritchie Bros. Holdings, Inc. 7.750%, 03/15/2031 (r)	4,249,000	4,413,332
Summer BC Bidco B LLC 5.500%, 10/31/2026 (r)	4,752,000	4,004,249
ZipRecruiter, Inc. 5.000%, 01/15/2030 (r)	6,091,000	5,192,517
		19,435,960
Technology Hardware & Equipment — 2.33%
CommScope, Inc. 6.000%, 03/01/2026 (r)	3,031,000	2,828,418
8.250%, 03/01/2027 (r)	5,454,000	4,370,714
NCR Corp. 6.125%, 09/01/2029 (r)	4,283,000	4,290,435
Seagate HDD Cayman 8.500%, 07/15/2031 (r)	4,394,000	4,613,173

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Xerox Holdings Corp. 5.500%, 08/15/2028 (r)	$5,751,000	$4,898,288
		21,001,028
Telecom — Satellite — 0.38%
Telesat Canada / Telesat LLC 5.625%, 12/06/2026 (r)	5,575,000	3,445,517
Telecom — Wireline Integrated & Services — 0.38%
Frontier Communications Holdings LLC 5.875%, 10/15/2027 (r)	3,744,000	3,439,785
Tobacco — 0.51%
Turning Point Brands, Inc. 5.625%, 02/15/2026 (r)	5,007,000	4,574,020
Total corporate bonds (Cost $837,461,004)		761,776,946
CONVERTIBLE BONDS — 0.40%
Hotels — 0.40%
Pebblebrook Hotel Trust 1.750%, 12/15/2026	4,265,000	3,621,515
Total convertible bonds (Cost $4,265,000)		3,621,515
TERM LOANS — 6.19%
Advertising — 0.51%
AP Core Holdings II LLC 10.717% (1 Month SOFR USD + 5.500%), 09/01/2027 (Acquired 07/21/2021 — 02/10/2023, Cost $4,737,793) (b) (m)	4,787,958	4,623,396
Air Transportation — 1.01%
AAdvantage Loyalty IP Ltd. 10.000% (3 Month LIBOR USD + 4.750%), 04/20/2028 (Acquired 06/24/2021 — 02/10/2023, Cost $5,466,269) (b) (m)	5,335,000	5,455,998
United Airlines, Inc. 9.292% (3 Month LIBOR USD + 3.750%), 04/21/2028 (Acquired 08/17/2022 — 08/18/2022, Cost $3,641,651) (b) (m)	3,681,546	3,685,651
		9,141,649
Cable & Satellite TV — 0.25%
DirecTV Financing LLC 10.217% (1 Month SOFR USD + 5.000%), 08/02/2027 (Acquired 08/17/2022, Cost $2,227,643) (b) (m)	2,271,650	2,225,899
Consumer/Commercial/Lease Financing — 0.24%
Upbound Group, Inc. 8.563% (1 Month LIBOR USD + 3.250%), 02/17/2028 (Acquired 02/14/2023, Cost $2,158,806) (b) (m)	2,195,639	2,198,384
Forestry/Paper — 0.40%
Mativ Holdings, Inc. 9.000% (1 Month LIBOR USD + 3.750%), 04/20/2028 (Acquired 02/23/2021 — 02/13/2023, Cost $3,652,196) (b) (m)	3,688,183	3,556,791
	Principal Amount	Value
Health Services — 0.23%
FinThrive Software Intermediate Holdings, Inc. 9.193% (1 Month LIBOR USD + 4.000%), 12/18/2028 (Acquired 11/19/2021 — 02/10/2023, Cost $2,416,813) (b) (i) (m)	$2,424,810	$2,073,213
Oil Field Equipment & Services — 0.20%
Iracore International Holdings, Inc. 14.242% (1 Month SOFR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $1,826,992) (b) (f) (i) (m) (u)	1,826,992	1,826,992
Oil Refining & Marketing — 0.54%
Par Petroleum LLC 9.614% (1 Month SOFR USD + 4.250%), 02/28/2030 (Acquired 02/14/2023, Cost $4,905,750) (b) (m)	4,968,548	4,900,230
Personal & Household Products — 0.47%
Journey Personal Care Corp. 9.981% (3 Month LIBOR USD + 4.250%), 03/01/2028 (Acquired 02/19/2021, Cost $4,941,286) (b) (m)	4,966,117	4,266,714
Restaurants — 0.50%
Dave & Buster's, Inc. TBD, 06/29/2029 (Acquired 06/29/2023 — 06/30/2023, Cost $2,397,329) (b) (e) (m)	2,414,000	2,410,983
10.213% (1 Month SOFR USD + 5.000%), 06/29/2029 (Acquired 08/02/2022, Cost $2,077,126) (b) (m)	2,106,085	2,110,044
		4,521,027
Software/Services — 1.00%
Central Parent, Inc. 9.492% (3 Month SOFR USD + 4.250%), 07/06/2029 (Acquired 06/09/2022 — 02/10/2023, Cost $4,657,217) (b) (m)	4,775,005	4,767,222
Syncapay, Inc. 11.693% (3 Month LIBOR USD + 6.500%), 12/10/2027 (Acquired 12/31/2020, Cost $4,119,562) (b) (m)	4,246,005	4,230,103
		8,997,325
Specialty Retail — 0.84%
Boardriders, Inc. 11.773% (3 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $5,742,941) (b) (f) (i) (m) (u)	5,762,187	5,762,187
12.845% PIK (3 Month LIBOR USD + 8.000%), 04/23/2024 (Acquired 10/07/2020 — 05/09/2023, Cost $1,767,385) (b) (f) (i) (m) (p) (u)	1,767,385	1,767,385
		7,529,572
Total term loans (Cost $56,736,759)		55,861,192

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2023

Hotchkis & Wiley High Yield Fund

CONVERTIBLE PREFERRED STOCKS — 0.32%	Shares Held	Value
Building & Construction — 0.32%
Fluor Corp., 6.500%	2,093	$2,858,305
Total convertible preferred stocks (Cost $2,093,000)		2,858,305
PREFERRED STOCKS — 1.38%
Hotels — 0.19%
Pebblebrook Hotel Trust — Series F, 6.300%	85,621	1,667,897
Specialty Retail — 1.19%
Boardriders, Inc. — Series B (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,490) (a) (f) (i) (m) (u)	13,810,639	10,772,299
Total preferred stocks (Cost $30,716,577)		12,440,196
COMMON STOCKS — 1.63%
Energy — Exploration & Production — 0.00%
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	17,668
Metals/Mining Excluding Steel — 0.85%
Metals Recovery Holdings LLC (Acquired 07/19/2012 — 12/10/2019, Cost $28,518,345) (a) (f) (i) (m) (o) (u)	116,127	7,620,273
Oil Field Equipment & Services — 0.78%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (a) (f) (i) (m) (o) (u)	22,361	7,019,789
Oil Refining & Marketing — 0.00%
PetroQuest Energy, Inc. (Acquired 02/14/2019 — 04/06/2023, Cost $23,022,611) (a) (f) (i) (m) (o) (u)	89,691	0
Total common stocks (Cost $56,457,380)		14,657,730
Total long-term investments (Cost $987,729,720)		851,215,884
SHORT-TERM INVESTMENTS — 3.06%
Money Market Funds — 2.93%
JPMorgan U.S. Government Money Market Fund — Class IM, 5.17%^	26,481,191	26,481,191
	Principal Amount
Time Deposits — 0.13%
Barclays PLC, 4.42%, 07/03/2023*	$1,131,920	1,131,920
JPMorgan Chase & Company, 4.42%, 07/03/2023*	7,126	7,126
		1,139,046
Total short-term investments (Cost $27,620,237)		27,620,237
Total investments — 97.44% (Cost $1,015,349,957)		878,836,121
Other assets in excess of liabilities — 2.56%		23,078,198
Net assets — 100.00%		$901,914,319

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2023.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued by the Advisor pursuant to the Board's designation of the Advisor as valuation designee with respect to the Fund's portfolio investments. The total market value of these securities was $34,786,593, which represented 4.12% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $37,116,794, which represented 4.12% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $81,291,221, which represented 9.01% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security. See Payment In-Kind Securities in Note 1 in Notes to the Financial Statements.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $654,936,471, which represented 72.62% of net assets.

(u) — Value determined using significant unobservable inputs. See Security Valuation in Note 1 in Notes to the Financial Statements.

CMT — Constant Maturity Treasury Rate

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

TBD — To Be Determined

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2023

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$81,468,440	$367,892,168	$443,808,490	$684,384,630	$656,728,219
Affiliated issuers	—	—	—	3,280,985	—
Collateral for securities on loan*	—	—	—	2,853,005	5,110,568
Short-term investments*	1,003,456	3,414,668	1,998,578	4,165,610	7,761,110
Cash	2,784	10,563	6,238	30,885	38,598
Cash denominated in foreign currencies#	—	—	—	2	—
Dividends and interest receivable	150,623	755,844	701,065	535,584	778,615
Receivable for investments sold	—	—	2,515,120	298,993	260,382
Receivable for Fund shares sold	34,179	257,146	167,636	1,432,979	1,089,260
Other assets	5,810	24,609	30,403	47,233	23,525
Total assets	$82,665,292	$372,354,998	$449,227,530	$697,029,906	$671,790,277
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$2,853,005	$5,110,568
Payable for investments purchased	267,151	778,815	2,651,128	1,910,789	306,670
Payable for Fund shares repurchased	2,795	276,398	811,208	404,765	489,859
Payable to Advisor	33,933	204,419	270,850	395,366	311,395
Accrued distribution and service fees	43,866	189,430	181,942	78,381	12,916
Accrued expenses and other liabilities	57,189	216,010	208,000	313,496	246,644
Total liabilities	404,934	1,665,072	4,123,128	5,955,802	6,478,052
Commitments and contingencies (Note 8)
Net assets	$82,260,358	$370,689,926	$445,104,402	$691,074,104	$665,312,225
Net Assets consist of:
Paid-in capital	$94,714,254	$304,265,823	$656,393,574	$632,611,820	$610,088,040
Total accumulated distributable earnings (losses)	$(12,453,896)	$66,424,103	$(211,289,172)	$58,462,284	$55,224,185
Net assets	$82,260,358	$370,689,926	$445,104,402	$691,074,104	$665,312,225
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$46,907,399	$219,455,743	$289,249,103	$627,131,914	$551,324,269
Shares outstanding (unlimited shares $0.001 par value authorized)	1,782,669	5,344,220	6,238,191	8,994,577	44,986,527
Net asset value per share	$26.31	$41.06	$46.37	$69.72	$12.26
Calculation of Net Asset Value Per Share — Class A
Net assets	$34,784,976	$134,900,881	$120,782,788	$50,326,644	$36,173,379
Shares outstanding (unlimited shares $0.001 par value authorized)	1,317,121	3,306,003	2,651,650	726,668	2,974,140
Net asset value per share	$26.41	$40.80	$45.55	$69.26	$12.16
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$27.87	$43.06	$48.07	$73.10	$12.83
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$567,983	$3,310,768	$4,481,372	$2,181,131
Shares outstanding (unlimited shares $0.001 par value authorized)	21,591	81,997	114,221	41,114
Net asset value per share	$26.31	$40.38	$39.23	$53.05
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$13,022,534	$30,591,139	$11,434,415	$77,814,577
Shares outstanding (unlimited shares $0.001 par value authorized)		317,131	659,542	163,973	6,354,097
Net asset value per share		$41.06	$46.38	$69.73	$12.25
*Cost of long-term investments
Unaffiliated issuers	$70,123,791	$322,336,914	$400,416,941	$631,052,603	$620,270,643
Affiliated issuers	—	—	—	12,960,896	—
*Cost of collateral for securities on loan	—	—	—	2,853,005	5,110,568
*Cost of short-term investments	1,003,456	3,414,667	1,998,578	4,165,610	7,761,110
#Cost of cash denominated in foreign currencies	$—	$—	$—	$2	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2023

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$32,319,020	$3,260,785	$6,551,968	$514,912,463	$836,575,822
Affiliated issuers	—	—	—	10,178,239	14,640,062
Short-term investments*	804,140	26,315	77,632	10,587,412	27,620,237
Cash	1,630	176	776	32,504	5,618
Cash denominated in foreign currencies#	—	16,426	4,118	65	—
Cash held at broker	—	—	—	13,325	—
Dividends and interest receivable	66,743	11,336	21,782	724,713	14,294,898
Receivable for investments sold	—	33,290	—	—	13,981,385
Receivable for Fund shares sold	10,960	—	—	231,021	2,340,100
Receivable from Advisor	—	7,771	7,937	—	—
Other assets	3,042	5,023	4,073	17,638	19,125
Total assets	$33,205,535	$3,361,122	$6,668,286	$536,697,380	$909,477,247
Liabilities:
Payable for investments purchased	$—	$16,499	$7,076	$700,737	$3,056,994
Payable for Fund shares repurchased	19,000	—	—	115,849	2,396,021
Payable to Advisor	11,097	—	—	325,560	331,422
Accrued distribution and service fees	2,044	—	—	89,772	2,552
Distributions payable to shareholders	—	—	—	—	1,418,368
Accrued expenses and other liabilities	39,333	34,315	54,014	176,417	357,571
Total liabilities	71,474	50,814	61,090	1,408,335	7,562,928
Commitments and contingencies (Note 8)
Net assets	$33,134,061	$3,310,308	$6,607,196	$535,289,045	$901,914,319
Net Assets consist of:
Paid-in capital	$27,491,062	$2,729,738	$6,012,880	$472,439,154	$1,390,074,509
Total accumulated distributable earnings (losses)	$5,642,999	$580,570	$594,316	$62,849,891	$(488,160,190)
Net assets	$33,134,061	$3,310,308	$6,607,196	$535,289,045	$901,914,319
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$31,599,094	$3,310,308	$6,607,196	$384,206,438	$723,547,952
Shares outstanding (unlimited shares $0.001 par value authorized)	2,208,468	270,810	578,246	10,859,381	71,358,836
Net asset value per share	$14.31	$12.22	$11.43	$35.38	$10.14
Calculation of Net Asset Value Per Share — Class A
Net assets	$1,534,967			$81,196,633	$28,521,435
Shares outstanding (unlimited shares $0.001 par value authorized)	107,330			2,297,803	2,840,617
Net asset value per share	$14.30			$35.34	$10.04
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$15.09			$37.30
(Net asset value per share divided by 0.9625)					$10.43
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets				$18,817,525	$613,608
Shares outstanding (unlimited shares $0.001 par value authorized)				592,440	60,527
Net asset value per share				$31.76	$10.14
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets				$51,068,449	$149,231,324
Shares outstanding (unlimited shares $0.001 par value authorized)				1,442,723	14,724,307
Net asset value per share				$35.40	$10.14
*Cost of long-term investments
Unaffiliated issuers	$28,615,140	$2,857,626	$6,302,230	$498,959,014	$931,435,264
Affiliated issuers	—	—	—	6,892,250	56,294,456
*Cost of short-term investments	804,140	26,315	77,631	10,587,411	27,620,237
#Cost of cash denominated in foreign currencies	$—	$16,426	$4,121	$65	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2023

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$1,773,025	$8,939,237	$9,862,879	$13,015,398	$14,375,505
Interest	26,449	107,745	395,116	672,865	337,153
Securities on loan, net	2,281	12,932	28,769	40,707	87,783
Total income	1,801,755	9,059,914	10,286,764	13,728,970	14,800,441
Expenses:
Advisory fees	589,889	2,712,035	3,539,616	4,960,547	3,852,928
Professional fees and expenses	26,492	62,671	68,588	97,210	77,329
Custodian fees and expenses	6,337	13,238	14,602	17,650	22,855
Transfer agent fees and expenses	96,957	562,537	570,842	1,221,919	644,528
Accounting fees and expenses	25,867	45,320	55,300	74,465	77,470
Administration fees and expenses	41,208	134,972	163,604	221,996	203,538
Compliance fees and expenses	1,466	6,608	8,057	11,204	9,935
Trustees' fees and expenses	10,659	49,624	58,670	79,670	69,142
Reports to shareholders	6,938	24,330	31,093	58,189	44,116
Registration fees	44,305	77,908	71,018	120,917	65,594
Distribution and service fees — Class A	85,164	349,829	305,172	113,150	36,102
Distribution and service fees — Class C	5,587	38,716	48,678	16,902	—
Other expenses	14,618	46,896	48,558	62,711	56,365
Total expenses	955,487	4,124,684	4,983,798	7,056,530	5,159,902
Fee waiver/expense reimbursement by Advisor (Note 2)	(190,553)	(82,429)	—	(284,844)	(392,739)
Net expenses	764,934	4,042,255	4,983,798	6,771,686	4,767,163
Net investment income	1,036,821	5,017,659	5,302,966	6,957,284	10,033,278
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	4,513,251	25,871,290	41,389,200	45,923,762	27,938,262
Sales of affiliated issuers	—	—	—	(3,489,611)	—
Foreign currency transactions	(358)	(3,747)	(31,046)	(612)	—
Net realized gains	4,512,893	25,867,543	41,358,154	42,433,539	27,938,262
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	7,579,009	20,927,077	13,419,953	57,369,769	32,798,529
Securities of affiliated issuers	—	—	—	2,207,736	—
Net change in unrealized appreciation/depreciation	7,579,009	20,927,077	13,419,953	59,577,505	32,798,529
Net gains	12,091,902	46,794,620	54,778,107	102,011,044	60,736,791
Net Increase in Net Assets Resulting from Operations	$13,128,723	$51,812,279	$60,081,073	$108,968,328	$70,770,069
*Net of Foreign Taxes Withheld	$18,593	$121,459	$205,117	$89,139	$13,373
The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2023

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$716,512	$94,893	$224,000	$8,442,524	$683,407
Interest	18,594	2,443	3,278	1,458,836	52,399,447
Securities on loan, net	—	—	—	29,675	—
Total income	735,106	97,336	227,278	9,931,035	53,082,854
Expenses:
Advisory fees	259,447	23,482	48,980	3,704,591	4,536,786
Professional fees and expenses	19,422	14,170	14,485	75,724	121,566
Custodian fees and expenses	10,604	9,341	56,795	21,571	41,427
Transfer agent fees and expenses	26,154	260	386	429,208	807,241
Accounting fees and expenses	28,234	31,708	77,628	57,912	126,864
Administration fees and expenses	40,191	40,283	46,623	169,742	272,479
Compliance fees and expenses	597	50	105	8,396	14,265
Trustees' fees and expenses	4,272	355	745	61,271	102,091
Reports to shareholders	3,212	2,244	2,301	18,505	51,919
Registration fees	31,609	22,354	27,269	71,589	73,272
Distribution and service fees — Class A	3,434	—	—	191,311	72,831
Distribution and service fees — Class C	—	—	—	195,744	8,060
Other expenses	8,633	4,773	5,800	55,485	89,391
Total expenses	435,809	149,020	281,117	5,061,049	6,318,192
Fee waiver/expense reimbursement by Advisor (Note 2)	(103,742)	(121,136)	(220,500)	—	(608,362)
Net expenses	332,067	27,884	60,617	5,061,049	5,709,830
Net investment income	403,039	69,452	166,661	4,869,986	47,373,024
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	1,779,177	113,807	207,133	49,623,721	(20,191,983)
Foreign currency transactions	(4,607)	(1,470)	(4,820)	(80,878)	(20)
Net realized gains (losses)	1,774,570	112,337	202,313	49,542,843	(20,192,003)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	3,453,862	409,913	593,251	50,492,108	51,662,191
Securities of affiliated issuers	—	—	—	574,843	(7,472,493)
Net change in unrealized appreciation/depreciation	3,453,862	409,913	593,251	51,066,951	44,189,698
Net gains	5,228,432	522,250	795,564	100,609,794	23,997,695
Net Increase in Net Assets Resulting from Operations	$5,631,471	$591,702	$962,225	$105,479,780	$71,370,719
*Net of Foreign Taxes Withheld	$62,444	$12,841	$30,920	$187,370	$1,016

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
Operations:
Net investment income	$1,036,821	$867,324	$5,017,659	$4,091,044
Net realized gains	4,512,893	6,184,981	25,867,543	31,503,576
Net change in unrealized appreciation/depreciation	7,579,009	(14,713,941)	20,927,077	(78,910,741)
Net increase (decrease) in net assets resulting from operations	13,128,723	(7,661,636)	51,812,279	(43,316,121)
Dividends and Distributions to Shareholders:
Class I	(585,655)	(657,851)	(17,355,003)	(2,427,861)
Class A	(281,890)	(334,023)	(10,564,284)	(1,326,174)
Class C	—	(1,799)	(261,394)	—
Class Z	—	—	(1,923,465)	(121,577)
Net decrease in net assets resulting from dividends and distributions to shareholders	(867,545)	(993,673)	(30,104,146)	(3,875,612)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(13,969,071)	(16,142,449)	(55,742,028)	(10,878,399)
Net Assets:
Total decrease in net assets	(1,707,893)	(24,797,758)	(34,033,895)	(58,070,132)
Beginning of year	83,968,251	108,766,009	404,723,821	462,793,953
End of year	$82,260,358	$83,968,251	$370,689,926	$404,723,821

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
Operations:
Net investment income	$5,302,966	$2,070,401	$6,957,284	$2,074,504
Net realized gains	41,358,154	41,676,142	42,433,539	85,784,957
Net change in unrealized appreciation/depreciation	13,419,953	(59,787,599)	59,577,505	(112,908,213)
Net increase (decrease) in net assets resulting from operations	60,081,073	(16,041,056)	108,968,328	(25,048,752)
Dividends and Distributions to Shareholders:
Class I	(1,589,970)	(3,616,474)	(71,852,683)	(1,727,552)
Class A	(359,388)	(1,423,942)	(5,572,007)	(77,062)
Class C	—	(1,906)	(255,929)	—
Class Z	(193,762)	(434,467)	(1,252,245)	(51,094)
Net decrease in net assets resulting from dividends and distributions to shareholders	(2,143,120)	(5,476,789)	(78,932,864)	(1,855,708)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(46,841,778)	2,909,748	106,692,623	21,543,755
Net Assets:
Total increase (decrease) in net assets	11,096,175	(18,608,097)	136,728,087	(5,360,705)
Beginning of year	434,008,227	452,616,324	554,346,017	559,706,722
End of year	$445,104,402	$434,008,227	$691,074,104	$554,346,017

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
Operations:
Net investment income	$10,033,278	$6,075,362	$403,039	$362,419
Net realized gains	27,938,262	55,204,950	1,774,570	2,888,143
Net change in unrealized appreciation/depreciation	32,798,529	(109,788,819)	3,453,862	(7,802,624)
Net increase (decrease) in net assets resulting from operations	70,770,069	(48,508,507)	5,631,471	(4,552,062)
Dividends and Distributions to Shareholders:
Class I	(47,567,548)	(29,365,305)	(1,263,576)	(245,800)
Class A	(679,077)	(461,227)	(46,949)	(6,987)
Class Z	(3,202,080)	(75,948)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(51,448,705)	(29,902,480)	(1,310,525)	(252,787)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	175,827,495	111,012,557	(4,276,767)	385,654
Net Assets:
Total increase (decrease) in net assets	195,148,859	32,601,570	44,179	(4,419,195)
Beginning of year	470,163,366	437,561,796	33,089,882	37,509,077
End of year	$665,312,225	$470,163,366	$33,134,061	$33,089,882

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		International Small Cap Diversified Value Fund
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
Operations:
Net investment income	$69,452	$61,661	$166,661	$125,446
Net realized gains	112,337	155,647	202,313	338,922
Net change in unrealized appreciation/depreciation	409,913	(496,722)	593,251	(1,416,130)
Net increase (decrease) in net assets resulting from operations	591,702	(279,414)	962,225	(951,762)
Dividends and Distributions to Shareholders:
Class I	(90,047)	(37,541)	(311,643)	(1,250,186)
Net decrease in net assets resulting from dividends and distributions to shareholders	(90,047)	(37,541)	(311,643)	(1,250,186)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	100,491	471,104	247,449	1,250,186
Net Assets:
Total increase (decrease) in net assets	602,146	154,149	898,031	(951,762)
Beginning of year	2,708,162	2,554,013	5,709,165	6,660,927
End of year	$3,310,308	$2,708,162	$6,607,196	$5,709,165

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		High Yield Fund
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
Operations:
Net investment income	$4,869,986	$2,028,099	$47,373,024	$46,600,131
Net realized gains (losses)	49,542,843	48,691,324	(20,192,003)	(12,062,551)
Net change in unrealized appreciation/depreciation	51,066,951	(114,240,737)	44,189,698	(140,316,839)
Net increase (decrease) in net assets resulting from operations	105,479,780	(63,521,314)	71,370,719	(105,779,259)
Dividends and Distributions to Shareholders:
Class I	(8,387,047)	(49,243,055)	(37,198,420)	(37,681,791)
Class A	(1,761,422)	(12,046,592)	(1,606,085)	(1,558,850)
Class C	(469,249)	(3,121,171)	(38,023)	(49,017)
Class Z	(1,132,228)	(5,855,755)	(8,493,751)	(7,150,392)
Net decrease in net assets resulting from dividends and distributions to shareholders	(11,749,946)	(70,266,573)	(47,336,279)	(46,440,050)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(15,507,217)	46,395,922	72,955,373	(152,685,511)
Net Assets:
Total increase (decrease) in net assets	78,222,617	(87,391,965)	96,989,813	(304,904,820)
Beginning of year	457,066,428	544,458,393	804,924,506	1,109,829,326
End of year	$535,289,045	$457,066,428	$901,914,319	$804,924,506

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$22.76	$0.33	$3.49	$3.82	$(0.27)	$—	$(0.27)
Year ended 6/30/2022	25.09	0.25	(2.30)	(2.05)	(0.28)	—	(0.28)
Year ended 6/30/2021	15.31	0.25	9.92	10.17	(0.39)	—	(0.39)
Year ended 6/30/2020	18.90	0.32	(3.54)	(3.22)	(0.37)	—	(0.37)
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)
Class A
Year ended 6/30/2023	22.84	0.27	3.50	3.77	(0.20)	—	(0.20)
Year ended 6/30/2022	25.18	0.19	(2.30)	(2.11)	(0.23)	—	(0.23)
Year ended 6/30/2021	15.36	0.20	9.96	10.16	(0.34)	—	(0.34)
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)
Class C
Year ended 6/30/2023	22.73	0.08	3.50	3.58	—	—	—
Year ended 6/30/2022	25.07	(0.01)	(2.29)	(2.30)	(0.04)	—	(0.04)
Year ended 6/30/2021	15.24	0.05	9.91	9.96	(0.13)	—	(0.13)
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2023	$26.31	16.88%	$46,907	0.80%	1.04%	1.33%
Year ended 6/30/2022	22.76	–8.27	50,757	0.80	1.01	0.98
Year ended 6/30/2021	25.09	67.14	63,906	0.80	1.03	1.24
Year ended 6/30/2020	15.31	–17.51	46,372	0.80	1.04	1.83
Year ended 6/30/2019	18.90	2.08	63,333	0.83	0.99	1.65
Class A
Year ended 6/30/2023	26.41	16.58	34,785	1.05	1.25	1.10
Year ended 6/30/2022	22.84	–8.49	32,489	1.05	1.22	0.72
Year ended 6/30/2021	25.18	66.74	43,719	1.05	1.24	1.00
Year ended 6/30/2020	15.36	–17.68	24,972	1.05	1.25	1.57
Year ended 6/30/2019	18.95	1.78	35,807	1.08	1.24	1.39
Class C
Year ended 6/30/2023	26.31	15.75	568	1.80	2.04	0.34
Year ended 6/30/2022	22.73	–9.20	722	1.80	1.98	(0.04)
Year ended 6/30/2021	25.07	65.57	1,141	1.80	1.97	0.25
Year ended 6/30/2020	15.24	–18.33	1,069	1.80	1.98	0.80
Year ended 6/30/2019	18.77	0.98	2,141	1.83	1.99	0.64

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	26%	28%	32%	28%	26%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$38.92	$0.57	$4.86	$5.43	$(0.53)	$(2.76)	$(3.29)
Year ended 6/30/2022	43.29	0.41	(4.40)	(3.99)	(0.38)	—	(0.38)
Year ended 6/30/2021	26.81	0.41	16.64	17.05	(0.57)	—	(0.57)
Year ended 6/30/2020	33.29	0.53	(6.44)	(5.91)	(0.57)	—	(0.57)
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)
Class A
Year ended 6/30/2023	38.66	0.46	4.84	5.30	(0.40)	(2.76)	(3.16)
Year ended 6/30/2022	43.04	0.31	(4.38)	(4.07)	(0.31)	—	(0.31)
Year ended 6/30/2021	26.67	0.33	16.56	16.89	(0.52)	—	(0.52)
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)
Class C
Year ended 6/30/2023	38.24	0.14	4.80	4.94	(0.04)	(2.76)	(2.80)
Year ended 6/30/2022	42.57	(0.02)	(4.31)	(4.33)	—	—	—
Year ended 6/30/2021	26.26	0.05	16.36	16.41	(0.10)	—	(0.10)
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)
Class Z
Year ended 6/30/2023	38.92	0.54	4.93	5.47	(0.57)	(2.76)	(3.33)
Year ended 6/30/2022	43.30	0.46	(4.40)	(3.94)	(0.44)	—	(0.44)
Year ended 6/30/2021	26.82	0.47	16.63	17.10	(0.62)	—	(0.62)
Period from 9/30/2019[3] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2023	$41.06	14.35%	$219,456	0.95%	0.99%	1.40%
Year ended 6/30/2022	38.92	–9.31	214,692	0.95	0.97	0.93
Year ended 6/30/2021	43.29	64.20	293,318	0.95	0.98	1.19
Year ended 6/30/2020	26.81	–18.18	257,544	0.95	0.95	1.72
Year ended 6/30/2019	33.29	2.51	357,191	0.95	0.95	1.56
Class A
Year ended 6/30/2023	40.80	14.08	134,901	1.20	1.20	1.14
Year ended 6/30/2022	38.66	–9.53	150,260	1.18	1.18	0.71
Year ended 6/30/2021	43.04	63.82	149,051	1.18	1.18	0.96
Year ended 6/30/2020	26.67	–18.42	113,504	1.20	1.20	1.49
Year ended 6/30/2019	33.14	2.24	116,354	1.20	1.20	1.26
Class C
Year ended 6/30/2023	40.38	13.23	3,311	1.95	1.96	0.36
Year ended 6/30/2022	38.24	–10.17	4,691	1.91	1.91	(0.05)
Year ended 6/30/2021	42.57	62.60	7,467	1.92	1.92	0.16
Year ended 6/30/2020	26.26	–18.93	9,567	1.88	1.88	0.78
Year ended 6/30/2019	32.59	1.49	14,948	1.95	1.95	0.55
Class Z
Year ended 6/30/2023	41.06	14.46	13,023	0.87	0.87	1.34
Year ended 6/30/2022	38.92	–9.22	35,081	0.86	0.86	1.07
Year ended 6/30/2021	43.30	64.34	12,958	0.84	0.84	1.32
Period from 9/30/2019[3] to 6/30/2020	26.82	–17.65	6,943	0.83[4]	0.83[4]	2.37[4]

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	26%	35%	25%	29%	23%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$40.71	$0.53	$5.35	$5.88	$(0.22)	$—	$(0.22)
Year ended 6/30/2022	42.23	0.22	(1.18)	(0.96)	(0.56)	—	(0.56)
Year ended 6/30/2021	22.27	0.48	20.20	20.68	(0.72)	—	(0.72)
Year ended 6/30/2020	33.10	0.51	(10.82)	(10.31)	(0.52)	—	(0.52)
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)
Class A
Year ended 6/30/2023	39.99	0.43	5.26	5.69	(0.13)	—	(0.13)
Year ended 6/30/2022	41.52	0.13	(1.15)	(1.02)	(0.51)	—	(0.51)
Year ended 6/30/2021	21.93	0.43	19.87	20.30	(0.71)	—	(0.71)
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)
Class C
Year ended 6/30/2023	34.61	0.07	4.55	4.62	—	—	—
Year ended 6/30/2022	35.80	(0.17)	(1.01)	(1.18)	(0.01)	—	(0.01)
Year ended 6/30/2021	19.01	0.15	17.19	17.34	(0.55)	—	(0.55)
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)
Class Z
Year ended 6/30/2023	40.72	0.58	5.36	5.94	(0.28)	—	(0.28)
Year ended 6/30/2022	42.25	0.29	(1.19)	(0.90)	(0.63)	—	(0.63)
Year ended 6/30/2021	22.26	0.56	20.19	20.75	(0.76)	—	(0.76)
Period from 9/30/2019[3] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2023	$46.37	14.47%	$289,249	1.00%	1.00%	1.18%
Year ended 6/30/2022	40.71	–2.34	286,887	1.01	1.01	0.51
Year ended 6/30/2021	42.23	93.96	302,584	1.04	1.04	1.50
Year ended 6/30/2020	22.27	–31.62	202,902	1.04	1.04	1.73
Year ended 6/30/2019	33.10	–14.29	1,044,280	1.00	1.00	0.67
Class A
Year ended 6/30/2023	45.55	14.24	120,783	1.21	1.21	0.97
Year ended 6/30/2022	39.99	–2.54	111,771	1.21	1.21	0.31
Year ended 6/30/2021	41.52	93.63	118,947	1.23	1.23	1.35
Year ended 6/30/2020	21.93	–31.78	71,919	1.22	1.22	1.56
Year ended 6/30/2019	32.53	–14.48	159,676	1.25	1.25	0.43
Class C
Year ended 6/30/2023	39.23	13.35	4,481	1.98	1.98	0.20
Year ended 6/30/2022	34.61	–3.29	4,480	1.97	1.97	(0.46)
Year ended 6/30/2021	35.80	92.13	8,206	2.01	2.01	0.57
Year ended 6/30/2020	19.01	–32.29	8,389	1.96	1.96	0.82
Year ended 6/30/2019	28.12	–15.15	24,447	2.00	2.00	(0.33)
Class Z
Year ended 6/30/2023	46.38	14.60	30,591	0.88	0.88	1.30
Year ended 6/30/2022	40.72	–2.23	30,870	0.87	0.87	0.65
Year ended 6/30/2021	42.25	94.35	22,879	0.88	0.88	1.75
Period from 9/30/2019[3] to 6/30/2020	22.26	–26.16	15,976	0.89[4]	0.89[4]	2.12[4]

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	35%	41%	37%	27%	34%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$66.00	$0.74	$11.79	$12.53	$(0.42)	$(8.39)	$(8.81)
Year ended 6/30/2022	68.58	0.27	(2.59)	(2.32)	(0.26)	—	(0.26)
Year ended 6/30/2021	38.22	0.23	30.56	30.79	(0.43)	—	(0.43)
Year ended 6/30/2020	53.27	0.45	(12.86)	(12.41)	(0.48)	(2.16)	(2.64)
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)
Class A
Year ended 6/30/2023	65.67	0.60	11.72	12.32	(0.34)	(8.39)	(8.73)
Year ended 6/30/2022	68.24	0.16	(2.58)	(2.42)	(0.15)	—	(0.15)
Year ended 6/30/2021	38.03	0.14	30.41	30.55	(0.34)	—	(0.34)
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)
Class C
Year ended 6/30/2023	52.23	0.08	9.21	9.29	(0.08)	(8.39)	(8.47)
Year ended 6/30/2022	54.55	(0.27)	(2.05)	(2.32)	—	—	—
Year ended 6/30/2021	30.49	(0.19)	24.33	24.14	(0.08)	—	(0.08)
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)
Class Z
Year ended 6/30/2023	66.04	0.85	11.78	12.63	(0.55)	(8.39)	(8.94)
Year ended 6/30/2022	68.62	0.42	(2.60)	(2.18)	(0.40)	—	(0.40)
Year ended 6/30/2021	38.23	0.35	30.55	30.90	(0.51)	—	(0.51)
Period from 9/30/2019[3] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2023	$69.72	19.73%	$627,132	1.01%	1.06%	1.07%
Year ended 6/30/2022	66.00	–3.42	510,545	1.06	1.06	0.38
Year ended 6/30/2021	68.58	80.88	512,396	1.07	1.07	0.44
Year ended 6/30/2020	38.22	–24.70	335,080	1.05	1.05	0.94
Year ended 6/30/2019	53.27	–8.97	670,391	1.03	1.03	0.61
Class A
Year ended 6/30/2023	69.26	19.49	50,327	1.21	1.21	0.86
Year ended 6/30/2022	65.67	–3.56	33,250	1.21	1.21	0.23
Year ended 6/30/2021	68.24	80.58	35,039	1.25	1.25	0.27
Year ended 6/30/2020	38.03	–24.86	26,028	1.25	1.25	0.76
Year ended 6/30/2019	52.98	–9.20	44,240	1.28	1.28	0.32
Class C
Year ended 6/30/2023	53.05	18.60	2,181	1.96	1.96	0.15
Year ended 6/30/2022	52.23	–4.25	1,157	1.94	1.94	(0.48)
Year ended 6/30/2021	54.55	79.25	2,026	1.99	1.99	(0.46)
Year ended 6/30/2020	30.49	–25.40	3,528	1.95	1.95	0.05
Year ended 6/30/2019	42.94	–9.86	7,496	2.03	2.03	(0.44)
Class Z
Year ended 6/30/2023	69.73	19.90	11,434	0.87	0.87	1.22
Year ended 6/30/2022	66.04	–3.22	9,394	0.86	0.86	0.59
Year ended 6/30/2021	68.62	81.23	10,246	0.87	0.87	0.65
Period from 9/30/2019[3] to 6/30/2020	38.23	–22.99	6,540	0.87[4]	0.87[4]	1.72[4]

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	42%	49%	36%	34%	40%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$11.91	$0.21	$1.24	$1.45	$(0.19)	$(0.91)	$(1.10)
Year ended 6/30/2022	13.99	0.17	(1.38)	(1.21)	(0.14)	(0.73)	(0.87)
Year ended 6/30/2021	7.88	0.14	6.07	6.21	(0.10)	—	(0.10)
Year ended 6/30/2020	10.08	0.12	(2.23)	(2.11)	(0.09)	—	(0.09)
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)
Class A
Year ended 6/30/2023	11.83	0.18	1.22	1.40	(0.16)	(0.91)	(1.07)
Year ended 6/30/2022	13.91	0.13	(1.36)	(1.23)	(0.12)	(0.73)	(0.85)
Year ended 6/30/2021	7.83	0.11	6.06	6.17	(0.09)	—	(0.09)
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)
Class Z
Year ended 6/30/2023	11.90	0.21	1.24	1.45	(0.19)	(0.91)	(1.10)
Year ended 6/30/2022	13.99	0.18	(1.39)	(1.21)	(0.15)	(0.73)	(0.88)
Year ended 6/30/2021	7.87	0.15	6.07	6.22	(0.10)	—	(0.10)
Period from 9/30/2019[3] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2023	$12.26	12.47%	$551,324	0.80%	0.87%	1.69%
Year ended 6/30/2022	11.91	–9.34	461,866	0.80	0.87	1.26
Year ended 6/30/2021	13.99	79.26	427,708	0.80	0.87	1.21
Year ended 6/30/2020	7.88	–21.14	143,415	0.82	0.92	1.37
Year ended 6/30/2019	10.08	–9.23	95,405	0.90	1.06	0.91
Class A
Year ended 6/30/2023	12.16	12.12	36,173	1.05	1.14	1.54
Year ended 6/30/2022	11.83	–9.57	5,839	1.05	1.15	0.98
Year ended 6/30/2021	13.91	79.09	8,668	1.05	1.14	0.96
Year ended 6/30/2020	7.83	–21.48	1,535	1.07	1.18	1.06
Year ended 6/30/2019	10.03	–9.35	2,875	1.15	1.36	0.55
Class Z
Year ended 6/30/2023	12.25	12.54	77,815	0.77	0.77	1.72
Year ended 6/30/2022	11.90	–9.38	2,458	0.76	0.76	1.33
Year ended 6/30/2021	13.99	79.45	1,186	0.77	0.77	1.25
Period from 9/30/2019[3] to 6/30/2020	7.87	–20.75	40	0.80[4]	0.84[4]	1.41[4]

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	52%	38%	42%	53%	84%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$12.64	$0.16	$2.01	$2.17	$(0.14)	$(0.36)	$(0.50)
Year ended 6/30/2022	14.44	0.14	(1.84)	(1.70)	(0.10)	—	(0.10)
Year ended 6/30/2021	8.96	0.10	5.56	5.66	(0.18)	—	(0.18)
Year ended 6/30/2020	11.55	0.14	(2.42)	(2.28)	(0.13)	(0.18)	(0.31)
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)	(1.04)
Class A
Year ended 6/30/2023	12.63	0.13	2.00	2.13	(0.10)	(0.36)	(0.46)
Year ended 6/30/2022	14.43	0.11	(1.84)	(1.73)	(0.07)	—	(0.07)
Year ended 6/30/2021	8.96	0.08	5.54	5.62	(0.15)	—	(0.15)
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)	(0.29)
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2023	$14.31	17.61%	$31,599	0.95%	1.25%	1.17%
Year ended 6/30/2022	12.64	–11.86	31,800	0.95	1.22	0.98
Year ended 6/30/2021	14.44	63.58	36,025	0.95	1.29	0.83
Year ended 6/30/2020	8.96	–20.42	25,148	0.95	1.32	1.31
Year ended 6/30/2019	11.55	–4.57	39,749	0.96	1.62	2.02
Class A
Year ended 6/30/2023	14.30	17.30	1,535	1.20	1.50	0.96
Year ended 6/30/2022	12.63	–12.07	1,290	1.20	1.46	0.73
Year ended 6/30/2021	14.43	63.05	1,484	1.20	1.48	0.58
Year ended 6/30/2020	8.96	–20.57	168	1.20	1.62	1.05
Year ended 6/30/2019	11.55	–4.85	238	1.24	2.64	0.72

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	39%	38%	39%	36%	36%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$10.35	$0.26	$1.96	$2.22	$(0.23)	$(0.12)	$(0.35)
Year ended 6/30/2022	11.66	0.27	(1.41)	(1.14)	(0.17)	—	(0.17)
Year ended 6/30/2021	7.59	0.15	4.04	4.19	(0.12)	—	(0.12)
Year ended 6/30/2020	9.77	0.13	(1.96)	(1.83)	(0.19)	(0.16)	(0.35)
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)	(0.72)

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2023	$12.22	21.88%	$3,310	0.95%	5.08%	2.37%
Year ended 6/30/2022	10.35	–9.82	2,708	0.95	4.87	2.35
Year ended 6/30/2021	11.66	55.37	2,554	0.95	5.13	1.56
Year ended 6/30/2020	7.59	–19.66	1,874	0.95	6.10	1.39
Year ended 6/30/2019	9.77	–9.04	2,334	0.99	5.94	1.85

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	26%	20%	29%	30%	42%

		Income (loss) from investment operations			Dividends and distributions
International Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$10.29	$0.29	$1.41	$1.70	$(0.20)	$(0.36)	$(0.56)
Year ended 6/30/2022	14.83	0.25	(2.01)	(1.76)	(0.39)	(2.39)	(2.78)
Period from 6/30/2020[3] to 6/30/2021	10.00	0.24	4.87	5.11	(0.08)	(0.20)	(0.28)

				Ratios to Average Net Assets
International Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2023	$11.43	17.07%	$6,607	0.99%	4.59%	2.72%
Year ended 6/30/2022	10.29	–14.28	5,709	0.99	4.23	1.92
Period from 6/30/2020[3] to 6/30/2021	14.83	51.58	6,661	0.99	4.27	1.91

	Year Ended June 30,
	2023	2022	2021
Portfolio turnover rate	78%	45%	63%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$29.09	$0.35	$6.74	$7.09	$(0.08)	$(0.72)	$(0.80)
Year ended 6/30/2022	37.42	0.16	(3.67)	(3.51)	(0.45)	(4.37)	(4.82)
Year ended 6/30/2021	22.61	0.50	15.06	15.56	(0.75)	—	(0.75)
Year ended 6/30/2020	28.08	0.49	(5.28)	(4.79)	(0.32)	(0.36)	(0.68)
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)
Class A
Year ended 6/30/2023	29.09	0.26	6.75	7.01	(0.04)	(0.72)	(0.76)
Year ended 6/30/2022	37.43	0.07	(3.68)	(3.61)	(0.36)	(4.37)	(4.73)
Year ended 6/30/2021	22.66	0.43	15.06	15.49	(0.72)	—	(0.72)
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)
Class C
Year ended 6/30/2023	26.37	0.03	6.08	6.11	—	(0.72)	(0.72)
Year ended 6/30/2022	34.31	(0.18)	(3.31)	(3.49)	(0.08)	(4.37)	(4.45)
Year ended 6/30/2021	20.87	0.21	13.83	14.04	(0.60)	—	(0.60)
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)
Class Z
Year ended 6/30/2023	29.09	0.38	6.74	7.12	(0.09)	(0.72)	(0.81)
Year ended 6/30/2022	37.43	0.19	(3.68)	(3.49)	(0.48)	(4.37)	(4.85)
Year ended 6/30/2021	22.62	0.55	15.04	15.59	(0.78)	—	(0.78)
Period from 9/30/2019[3] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2023	$35.38	24.67%	$384,206	0.96%	0.96%	1.05%
Year ended 6/30/2022	29.09	–11.50	326,559	0.94	0.94	0.44
Year ended 6/30/2021	37.42	69.77	390,241	0.94	0.94	1.69
Year ended 6/30/2020	22.61	–17.56	401,552	0.97	0.97	1.88
Year ended 6/30/2019	28.08	2.45	588,097	0.96	0.96	1.05
Class A
Year ended 6/30/2023	35.34	24.36	81,197	1.21	1.21	0.80
Year ended 6/30/2022	29.09	–11.72	70,350	1.20	1.20	0.19
Year ended 6/30/2021	37.43	69.24	83,243	1.24	1.24	1.43
Year ended 6/30/2020	22.66	–17.73	72,162	1.20	1.20	1.64
Year ended 6/30/2019	28.12	2.18	131,050	1.21	1.21	0.77
Class C
Year ended 6/30/2023	31.76	23.44	18,818	1.92	1.92	0.10
Year ended 6/30/2022	26.37	–12.34	19,575	1.91	1.91	(0.55)
Year ended 6/30/2021	34.31	68.05	27,089	1.93	1.93	0.76
Year ended 6/30/2020	20.87	–18.32	26,951	1.91	1.91	0.94
Year ended 6/30/2019	25.94	1.44	47,021	1.96	1.96	0.02
Class Z
Year ended 6/30/2023	35.40	24.74	51,068	0.87	0.87	1.14
Year ended 6/30/2022	29.09	–11.40	40,582	0.86	0.86	0.52
Year ended 6/30/2021	37.43	69.86	43,886	0.87	0.87	1.81
Period from 9/30/2019[3] to 6/30/2020	22.62	–16.61	16,207	0.85[4]	0.85[4]	1.95[4]

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	88%	75%	76%	47%	60%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2023	$9.83	$0.57	$0.31	$0.88	$(0.57)	$—	$(0.57)
Year ended 6/30/2022	11.58	0.51	(1.75)	(1.24)	(0.51)	—	(0.51)
Year ended 6/30/2021	10.22	0.59	1.34	1.93	(0.57)	—	(0.57)
Year ended 6/30/2020	11.69	0.65	(1.48)[5]	(0.83)	(0.64)	—	(0.64)
Year ended 6/30/2019	11.90	0.69	(0.21)[5]	0.48	(0.69)	—	(0.69)
Class A
Year ended 6/30/2023	9.75	0.55	0.29	0.84	(0.55)	—	(0.55)
Year ended 6/30/2022	11.48	0.48	(1.73)	(1.25)	(0.48)	—	(0.48)
Year ended 6/30/2021	10.13	0.56	1.33	1.89	(0.54)	—	(0.54)
Year ended 6/30/2020	11.62	0.63	(1.51)[5]	(0.88)	(0.61)	—	(0.61)
Year ended 6/30/2019	11.83	0.65	(0.20)[5]	0.45	(0.66)	—	(0.66)
Class C
Year ended 6/30/2023	9.83	0.47	0.31	0.78	(0.47)	—	(0.47)
Year ended 6/30/2022	11.57	0.40	(1.74)	(1.34)	(0.40)	—	(0.40)
Year ended 6/30/2021	10.21	0.49	1.34	1.83	(0.47)	—	(0.47)
Year ended 6/30/2020	11.68	0.55	(1.48)	(0.93)	(0.54)	—	(0.54)
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)
Class Z
Year ended 6/30/2023	9.83	0.58	0.31	0.89	(0.58)	—	(0.58)
Year ended 6/30/2022	11.58	0.52	(1.75)	(1.23)	(0.52)	—	(0.52)
Year ended 6/30/2021	10.22	0.61	1.33	1.94	(0.58)	—	(0.58)
Year ended 6/30/2020	11.70	0.64	(1.46)[5]	(0.82)	(0.66)	—	(0.66)
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2023	$10.14	9.23%	$723,548	0.70%	0.77%	5.73%
Year ended 6/30/2022	9.83	–11.12	642,934	0.70	0.77	4.56
Year ended 6/30/2021	11.58	19.32	857,715	0.70	0.75	5.34
Year ended 6/30/2020	10.22	–7.26	978,398	0.70	0.75	5.85
Year ended 6/30/2019	11.69	4.19	1,825,782	0.70	0.75	5.87
Class A
Year ended 6/30/2023	10.04	8.80	28,521	0.92	0.98	5.52
Year ended 6/30/2022	9.75	–11.28	29,066	0.93	0.98	4.33
Year ended 6/30/2021	11.48	19.09	39,312	0.91	0.97	5.12
Year ended 6/30/2020	10.13	–7.77	43,638	0.95	1.01	5.54
Year ended 6/30/2019	11.62	3.92	303,367	0.95	1.00	5.62
Class C
Year ended 6/30/2023	10.14	8.03	614	1.70	1.78	4.73
Year ended 6/30/2022	9.83	–11.94	1,078	1.70	1.77	3.55
Year ended 6/30/2021	11.57	18.20	1,769	1.66	1.71	4.41
Year ended 6/30/2020	10.21	–8.13	2,596	1.64	1.69	4.95
Year ended 6/30/2019	11.68	3.15	3,599	1.70	1.75	4.88
Class Z
Year ended 6/30/2023	10.14	9.23	149,231	0.60	0.66	5.84
Year ended 6/30/2022	9.83	–11.04	131,847	0.60	0.65	4.66
Year ended 6/30/2021	11.58	19.44	211,034	0.60	0.65	5.56
Year ended 6/30/2020	10.22	–7.24	523,848	0.60	0.65	6.02
Year ended 6/30/2019	11.70	4.38	401,268	0.60	0.65	5.99

	Year Ended June 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate	36%	40%	82%	67%	41%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

5  Redemption fees per share were less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2023

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley International Small Cap Diversified Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares: Class I, Class A, Class C and Class Z. The International Small Cap Diversified Value Fund has three authorized classes of shares: Class I, Class A and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Equity securities traded on a national stock exchange or Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, "Nasdaq") are valued at the last reported sale price or Nasdaq Official Closing Price, as applicable, on that day, or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or Nasdaq. Over-the-counter securities not traded on Nasdaq are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an independent and qualified pricing source approved by the valuation designee ("Pricing Service").

The Trust's Board of Trustees (the "Board") has designated Hotchkis & Wiley Capital Management, LLC (the "Advisor") as the Funds' "valuation designee" to perform all fair valuations of the Funds' portfolio investments, subject to the Board's oversight. The Advisor, as the Funds' valuation designee, has established procedures for its fair valuation of the Funds' portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of Pricing Services.

Fixed-income securities are generally valued at their evaluated mean prices provided by Pricing Services. Pricing Services generally provide an evaluated price that takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, and may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the Pricing Services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA's Trade Reporting and Compliance Engine ("TRACE") (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), the Funds generally utilize a Pricing Service's fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2023:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$81,468,440	$367,892,168	$433,638,602	$687,665,615	$656,728,219
Money Market Funds	—	—	—	2,853,005	5,110,568
Level 2 — Other significant observable market inputs:
Common Stocks:
Industrials	—	—	10,169,888	—	—
Time Deposits	1,003,456	3,414,668	1,998,578	4,165,610	7,761,110
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$82,471,896	$371,306,836	$445,807,068	$694,684,230	$669,599,897
	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$24,569,475	$775,070	$1,436,440	$482,101,670	$—
Preferred Stocks	—	—	—	2,605,651	1,667,897
Convertible Preferred Stocks	—	—	—	—	2,858,305
Purchased Put Options	—	—	—	1,659,200	—
Money Market Funds	—	—	—	—	26,481,191
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	82,252	70,391	—	—
Consumer Discretionary	907,961	153,389	506,325	5,220,079	—
Consumer Staples	527,958	259,550	276,192	—	—
Energy	—	187,043	218,224	149,833	—
Financials	2,942,547	777,010	1,303,738	—	—
Health Care	376,996	91,260	258,263	—	—
Industrials	2,322,311	555,495	1,238,425	14,622,075	—
Information Technology	671,772	257,571	461,047	—	—
Materials	—	122,145	613,548	1,551,741	—
Real Estate	—	—	19,470	—	—
Utilities	—	—	149,905	—	—
Preferred Stocks:
Financials	—	—	—	62,652	—
Convertible Bonds	—	—	—	—	3,621,515
Corporate Bonds	—	—	—	—	761,776,946
Term Loans	—	—	—	1,178,034	46,504,628
Purchased Put Options	—	—	—	2,650,400	—
Time Deposits	804,140	26,315	77,632	10,587,412	1,139,046
Level 3 — Significant unobservable inputs:
Common Stocks:
Energy — Exploration & Production	—	—	—	—	17,668
Materials	—	—	—	10,640,354	—
Metals/Mining Excluding Steel	—	—	—	—	7,620,273
Oil Field Equipment & Services	—	—	—	—	7,019,789
Oil Refining & Marketing	—	—	—	—	0
Preferred Stocks:
Specialty Retail	—	—	—	—	10,772,299
Term Loans	—	—	—	2,649,013	9,356,564
Total Investments	$33,123,160	$3,287,100	$6,629,600	$535,678,114	$878,836,121

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of June 30, 2023:

	Fair Value at June 30, 2023	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$10,178,239	Market comparable companies	EBIT multiple	11.6x	Increase
	462,115	Market comparable companies	EBITDA multiple	8.0x	Increase
Total Common Stocks	10,640,354
Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$13,289,367
High Yield
Common Stocks	$0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	7,019,789	Market comparable companies	EBIT multiple	11.6x	Increase
	7,637,941	Market comparable companies	EBITDA multiple	2.4x - 8.0x (8.0x)	Increase
Total Common Stocks	14,657,730
Preferred Stocks	10,772,299	Transaction price**	N/A	$0.78	Increase
Term Loans	1,826,992	Market comparable securities	N/A	$100.00	Increase
	7,529,572	Indicative Bid	N/A	N/A	Increase
Total Term Loans	9,356,564
	$34,786,593

*  Unobservable inputs were weighted by the fair value of the investments.

**  Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Small Cap Value
Common Stocks
Balance at June 30, 2022	$0
Purchases	—
Sales	—
Accrued discounts (premiums)	—
Realized gains (losses)	(48,543)
Change in unrealized appreciation/ depreciation	48,543
Transfers into Level 3	0
Balance at June 30, 2023	$—
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2023	$—

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2022	$10,725,797	$2,649,013	$13,374,810
Purchases	—	—	—
Sales	(259,244)	—	(259,244)
Accrued discounts (premiums)	—	—	—
Realized gains (losses)	—	—	—
Change in unrealized appreciation/ depreciation	173,801	—	173,801
Transfers into Level 3	—	—	—
Balance at June 30, 2023	$10,640,354	$2,649,013	$13,289,367
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2023	$173,801	$—	$173,801

	High Yield
	Common Stocks	Preferred Stocks	Term Loans	Total
Balance at June 30, 2022	$36,442,562	$6,214,788	$1,826,992	$44,484,342
Purchases	—	—	—	—
Sales	(16,906,532)	—	—	(16,906,532)
Accrued discounts (premiums)	—	—	—	—
Realized gains (losses)	4,078,139	—	—	4,078,139
Change in unrealized appreciation/ depreciation	(8,956,439)	4,557,511	—	(4,398,928)
Transfers into Level 3	—	—	7,529,572	7,529,572
Balance at June 30, 2023	$14,657,730	$10,772,299	$9,356,564	$34,786,593
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2023	$(7,663,305)	$4,557,511	$—	$(3,105,794)

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid for the put option. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call option.

Futures Contracts. The Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund and High Yield Fund are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not enter into any credit default swap contracts during the year ended June 30, 2023.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2023:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$4,309,600

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2023:

Realized Gains (Losses) on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$3,332,026	*

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation/Depreciation on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$(1,686,871	)*

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2023:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	1,484
Average Notional Amount — Purchased Put Options	$37,791,110

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2023:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Small Cap Value	$2,781,984	$—	$(2,781,984)	$—
Small Cap Diversified Value	4,990,905	—	(4,990,905)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which certain officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives an Advisory fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. During the year ended June 30, 2023, the Advisor contractually agreed to waive its Advisory fees or reimburse regular Fund operating expenses so that a Fund's annual operating expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) will be limited to the annual rates presented below as applied to such Fund's and share class's average daily net assets.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.05%	0.97%	0.80%	0.95%	0.95%	0.99%	1.15%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.30%	1.22%	1.05%	1.20%	1.20%	1.24%	1.40%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.05%	1.97%	1.80%	1.95%	1.95%	n/a	2.15%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.05%	0.97%	0.80%	0.95%	0.95%	0.99%	1.15%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

Prior to December 31, 2022, the Advisor contractually agreed to limit expenses applicable to the Small Cap Value Fund at the following annual percentages of each share class's average daily net assets:

Annual cap on expenses — Class I	1.15%
Annual cap on expenses — Class A	1.40%
Annual cap on expenses — Class C	2.15%
Annual cap on expenses — Class Z	1.15%

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2023, the Funds did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2023 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Purchases	$21,348,750	$100,048,740	$162,161,122	$328,389,871	$439,322,470	$13,345,917	$821,461	$4,853,938	$425,533,917	$358,306,468
Sales	35,257,219	175,731,881	204,744,927	269,975,627	303,144,773	18,994,023	751,778	4,679,884	457,178,454	283,239,327

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2023.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2023:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Tax cost of investments	$71,474,904	$330,982,125	$408,008,635	$648,858,500	$627,428,203	$28,911,728	$2,859,748	$6,336,515	$509,183,005	$988,682,295
Gross unrealized appreciation	19,052,110	79,573,294	90,104,165	123,471,558	110,623,210	6,193,578	626,711	717,903	63,241,081	12,873,744
Gross unrealized depreciation	(9,058,574)	(42,663,251)	(54,304,310)	(84,664,443)	(81,323,194)	(2,786,570)	(225,776)	(502,690)	(47,333,384)	(150,340,155)
Net unrealized appreciation/ depreciation	9,993,536	36,910,043	35,799,855	38,807,115	29,300,016	3,407,008	400,935	215,213	15,907,697	(137,466,411)
Distributable ordinary income (as of 6/30/23)*	1,036,463	2,724,582	1,202,140	7,038,576	5,609,190	398,432	90,059	379,102	15,244,128	1,422,813
Distributable long-term gains (as of 6/30/23)	—	26,789,477	—	12,640,191	20,314,979	1,837,559	89,576	—	30,766,728	—
Total distributable earnings	1,036,463	29,514,059	1,202,140	19,678,767	25,924,169	2,235,991	179,635	379,102	46,010,856	1,422,813
Other accumulated gains (losses)	(23,483,895)	1	(248,291,167)	(23,598)	—	—	—	1	931,338	(352,116,592)
Total accumulated gains (losses)	$(12,453,896)	$66,424,103	$(211,289,172)	$58,462,284	$55,224,185	$5,642,999	$580,570	$594,316	$62,849,891	$(488,160,190)

* Includes distributable short-term gains of $2,366,760 for the Small Cap Value Fund, $707,393 for the Small Cap Diversified Value Fund, $22,325 for the International Value Fund, $160,335 for the International Small Cap Diversified Value Fund and $11,591,526 for the Value Opportunities Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2023, the Global Value Fund held securities with $3,469 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2023, the Small Cap Diversified Value Fund held securities with $12,881 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as equalization.

	Paid-In Capital	Total Accumulated Distributable Earnings (Losses)
Diversified Value	$—	$—
Large Cap Value	—	—
Mid-Cap Value	—	—
Small Cap Value	—	—
Small Cap Diversified Value	—	—
Global Value	—	—
International Value	—	—
International Small Cap Diversified Value	—	—
Value Opportunities	3,724,190	(3,724,190)
High Yield	—	—

The tax components of distributions paid during the fiscal years ended June 30, 2023 and 2022, capital loss carryovers as of June 30, 2023, and any tax basis late year losses as of June 30, 2023, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2023					June 30, 2022
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$867,545	$—	$966,612	$22,517,283	$4,364,486	$993,673	$—
Large Cap Value	4,455,115	25,649,031	—	—	—	3,875,612	—
Mid-Cap Value	2,143,120	—	81,833,306	166,457,382	40,229,025	5,476,789	—
Small Cap Value	10,322,241	68,610,623	—	—	—	1,855,708	—
Small Cap Diversified Value	15,676,116	35,772,589	—	—	—	16,228,065	13,674,415
Global Value	356,748	953,777	—	—	—	252,787	—
International Value	59,717	30,330	—	—	—	37,541	—
International Small Cap Diversified Value	111,448	200,195	—	—	—	1,159,737	90,449
Value Opportunities	1,067,989	10,681,957	—	—	—	10,786,641	59,479,932
High Yield[3]	47,336,279	—	10,273,326	335,936,176	—	46,440,050	—

1  Short-term with no expiration.

2  Long-term with no expiration.

3  The High Yield Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization of the Hotchkis & Wiley Capital Income Fund into the High Yield Fund, which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Internal Revenue Code Section 382.

As of and during the year ended June 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties. The tax years ended June 30, 2020 through June 30, 2023 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of and distributions		Redemptions		dividends Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2023
Diversified Value Fund
Class I	58,373	$1,442,777	22,386	$553,836	(527,785)	$(13,119,187)	(447,026)	$(11,122,574)
Class A	19,305	471,178	4,525	112,488	(129,240)	(3,193,964)	(105,410)	(2,610,298)
Class C	127	3,200	—	—	(10,291)	(239,399)	(10,164)	(236,199)
Total net increase (decrease)	77,805	1,917,155	26,911	666,324	(667,316)	(16,552,550)	(562,600)	(13,969,071)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2023
Large Cap Value Fund
Class I	868,592	$34,725,285	392,981	$15,385,213	(1,433,743)	$(57,215,795)	(172,170)	$(7,105,297)
Class A	638,023	24,994,660	117,448	4,574,592	(1,335,883)	(51,997,903)	(580,412)	(22,428,651)
Class C	10,301	405,916	5,718	221,324	(56,704)	(2,248,415)	(40,685)	(1,621,175)
Class Z	135,866	5,324,833	48,783	1,908,879	(768,849)	(31,820,617)	(584,200)	(24,586,905)
Total net increase (decrease)	1,652,782	65,450,694	564,930	22,090,008	(3,595,179)	(143,282,730)	(1,377,467)	(55,742,028)
Mid-Cap Value Fund
Class I	1,725,400	77,370,139	32,858	1,467,432	(2,567,562)	(114,030,214)	(809,304)	(35,192,643)
Class A	564,906	24,449,908	4,204	184,638	(712,098)	(31,230,914)	(142,988)	(6,596,368)
Class C	21,783	848,036	—	—	(37,003)	(1,420,249)	(15,220)	(572,213)
Class Z	84,939	3,698,022	4,128	184,263	(187,604)	(8,362,839)	(98,537)	(4,480,554)
Total net increase (decrease)	2,397,028	106,366,105	41,190	1,836,333	(3,504,267)	(155,044,216)	(1,066,049)	(46,841,778)
Small Cap Value Fund
Class I	4,208,260	293,018,122	477,717	31,538,893	(3,426,632)	(235,852,642)	1,259,345	88,704,373
Class A	315,417	22,210,509	68,050	4,468,184	(163,139)	(11,074,858)	220,328	15,603,835
Class C	24,116	1,330,153	4,339	219,175	(9,498)	(507,303)	18,957	1,042,025
Class Z	82,971	5,750,091	17,769	1,172,550	(79,005)	(5,580,251)	21,735	1,342,390
Total net increase (decrease)	4,630,764	322,308,875	567,875	37,398,802	(3,678,274)	(253,015,054)	1,520,365	106,692,623
Small Cap Diversified Value Fund
Class I	21,662,855	259,315,580	3,947,789	47,018,170	(19,399,756)	(235,044,070)	6,210,888	71,289,680
Class A	2,768,297	33,054,492	45,445	538,069	(333,166)	(3,994,463)	2,480,576	29,598,098
Class Z	7,444,070	91,427,214	221,201	2,632,297	(1,517,680)	(19,119,794)	6,147,591	74,939,717
Total net increase (decrease)	31,875,222	383,797,286	4,214,435	50,188,536	(21,250,602)	(258,158,327)	14,839,055	175,827,495
Global Value Fund
Class I	209,647	2,736,541	98,305	1,263,214	(615,344)	(8,347,201)	(307,392)	(4,347,446)
Class A	10,557	143,991	3,651	46,949	(8,982)	(120,261)	5,226	70,679
Total net increase (decrease)	220,204	2,880,532	101,956	1,310,163	(624,326)	(8,467,462)	(302,166)	(4,276,767)
International Value Fund
Class I	4,849	55,426	4,397	46,789	(160)	(1,724)	9,086	100,491
Total net increase (decrease)	4,849	55,426	4,397	46,789	(160)	(1,724)	9,086	100,491
International Small Cap Diversified Value Fund
Class I	6,948	78,233	16,426	170,335	(108)	(1,119)	23,266	247,449
Total net increase (decrease)	6,948	78,233	16,426	170,335	(108)	(1,119)	23,266	247,449
Value Opportunities Fund
Class I	2,400,650	79,099,826	142,727	4,574,388	(2,909,676)	(92,580,977)	(366,299)	(8,906,763)
Class A	278,221	9,199,549	42,933	1,375,990	(441,687)	(14,375,081)	(120,533)	(3,799,542)
Class C	36,516	1,087,462	14,132	408,846	(200,613)	(5,881,419)	(149,965)	(4,385,111)
Class Z	26,685	900,593	35,327	1,132,228	(14,297)	(448,622)	47,715	1,584,199
Total net increase (decrease)	2,742,072	90,287,430	235,119	7,491,452	(3,566,273)	(113,286,099)	(589,082)	(15,507,217)
High Yield Fund
Class I	35,060,777	351,940,326	2,717,597	27,222,670	(31,792,242)	(317,555,463)	5,986,132	61,607,533
Class A	853,540	8,539,861	135,655	1,345,640	(1,131,098)	(11,322,133)	(141,903)	(1,436,632)
Class C	10,269	104,755	2,470	24,709	(61,878)	(612,288)	(49,139)	(482,824)
Class Z	2,867,417	28,835,960	628,414	6,294,770	(2,177,730)	(21,863,434)	1,318,101	13,267,296
Total net increase (decrease)	38,792,003	389,420,902	3,484,136	34,887,789	(35,162,948)	(351,353,318)	7,113,191	72,955,373

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2022
Diversified Value Fund
Class I	150,176	$3,932,509	24,442	$623,755	(491,513)	$(12,544,875)	(316,895)	$(7,988,611)
Class A	91,558	2,417,634	5,112	131,077	(410,150)	(10,344,146)	(313,480)	(7,795,435)
Class C	6,878	181,923	64	1,638	(20,708)	(541,964)	(13,766)	(358,403)
Total net increase (decrease)	248,612	6,532,066	29,618	756,470	(922,371)	(23,430,985)	(644,141)	(16,142,449)
Large Cap Value Fund
Class I	1,117,980	49,387,294	49,099	2,147,118	(2,426,654)	(107,300,059)	(1,259,575)	(55,765,647)
Class A	2,763,785	118,706,521	10,107	439,639	(2,350,931)	(98,857,159)	422,961	20,289,001
Class C	21,118	929,544	—	—	(73,847)	(3,172,367)	(52,729)	(2,242,823)
Class Z	728,713	32,323,620	2,767	120,928	(129,426)	(5,603,478)	602,054	26,841,070
Total net increase (decrease)	4,631,596	201,346,979	61,973	2,707,685	(4,980,858)	(214,933,063)	(287,289)	(10,878,399)
Mid-Cap Value Fund
Class I	2,369,224	108,356,664	77,469	3,353,653	(2,564,860)	(111,411,685)	(118,167)	298,632
Class A	679,939	29,991,266	17,729	754,899	(767,557)	(33,377,683)	(69,889)	(2,631,518)
Class C	30,903	1,184,642	40	1,464	(130,716)	(4,786,330)	(99,773)	(3,600,224)
Class Z	327,016	13,721,266	9,380	405,864	(119,879)	(5,284,272)	216,517	8,842,858
Total net increase (decrease)	3,407,082	153,253,838	104,618	4,515,880	(3,583,012)	(154,859,970)	(71,312)	2,909,748
Small Cap Value Fund
Class I	2,453,456	178,270,897	8,058	575,021	(2,197,818)	(155,530,588)	263,696	23,315,330
Class A	161,889	11,856,176	760	54,041	(169,804)	(12,316,357)	(7,155)	(406,140)
Class C	5,525	305,126	—	—	(20,504)	(1,159,407)	(14,979)	(854,281)
Class Z	38,578	2,784,424	707	50,430	(46,352)	(3,346,008)	(7,067)	(511,154)
Total net increase (decrease)	2,659,448	193,216,623	9,525	679,492	(2,434,478)	(172,352,360)	234,495	21,543,755
Small Cap Diversified Value Fund
Class I	11,734,826	158,715,920	2,143,429	29,000,600	(5,670,764)	(76,741,063)	8,207,491	110,975,457
Class A	1,297,152	18,065,756	34,120	458,912	(1,460,788)	(20,130,433)	(129,516)	(1,605,765)
Class Z	122,913	1,657,590	5,617	75,948	(6,830)	(90,673)	121,700	1,642,865
Total net increase (decrease)	13,154,891	178,439,266	2,183,166	29,535,460	(7,138,382)	(96,962,169)	8,199,675	111,012,557
Global Value Fund
Class I	262,675	3,837,880	16,806	245,531	(258,703)	(3,708,873)	20,778	374,538
Class A	25,379	387,135	474	6,929	(26,622)	(382,948)	(769)	11,116
Total net increase (decrease)	288,054	4,225,015	17,280	252,460	(285,325)	(4,091,821)	20,009	385,654
International Value Fund
Class I	43,585	478,285	3,302	37,541	(4,179)	(44,722)	42,708	471,104
Total net increase (decrease)	43,585	478,285	3,302	37,541	(4,179)	(44,722)	42,708	471,104
International Small Cap Diversified Value Fund
Class I	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Total net increase	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Value Opportunities Fund
Class I	3,575,584	128,311,658	780,362	27,125,388	(3,557,601)	(123,386,823)	798,345	32,050,223
Class A	844,282	31,659,953	230,848	8,035,833	(880,861)	(31,444,575)	194,269	8,251,211
Class C	77,124	2,503,437	85,298	2,702,238	(209,615)	(7,021,658)	(47,193)	(1,815,983)
Class Z	57,348	2,174,312	168,511	5,855,755	(3,466)	(119,596)	222,393	7,910,471
Total net increase (decrease)	4,554,338	164,649,360	1,265,019	43,719,214	(4,651,543)	(161,972,652)	1,167,814	46,395,922

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2022
High Yield Fund
Class I	19,594,772	$219,369,723	2,740,407	$30,472,864	(31,042,395)	$(341,709,942)	(8,707,216)	$(91,867,355)
Class A	997,235	11,111,506	118,868	1,309,300	(1,559,228)	(17,292,289)	(443,125)	(4,871,483)
Class C	8,155	87,190	3,410	37,999	(54,796)	(617,636)	(43,231)	(492,447)
Class Z	1,177,285	13,354,141	460,163	5,101,501	(6,459,093)	(73,909,868)[1]	(4,821,645)	(55,454,226)
Total net increase (decrease)	21,777,447	243,922,560	3,322,848	36,921,664	(39,115,512)	(433,529,735)	(14,015,217)	(152,685,511)

1  Includes an in-kind redemption which resulted in a realized gain of $912,500.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2023, is set forth below:

Small Cap Value

Issuer Name	Value at June 30, 2022	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2023	Dividends	Shares Held at June 30, 2023
Hudson Global, Inc.	$5,324,184	$—	$(761,324)	$(3,441,068)	$2,159,193	$3,280,985	$—	147,460
Noranda Aluminum Holding Corp.+	0	—	—	(48,543)	48,543	—	—	—
	$5,324,184	$—	$(761,324)	$(3,489,611)	$2,207,736	$3,280,985	$—

+ Issuer was not an affiliate as of June 30, 2023.

Value Opportunities Fund

Issuer Name	Value at June 30, 2022	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2023	Dividends	Shares Held at June 30, 2023
Iracore Investments Holdings, Inc.	$9,603,396	$—	$—	$—	$574,843	$10,178,239	$—	32,422
	$9,603,396	$—	$—	$—	$574,843	$10,178,239	$—

High Yield Fund

Issuer Name	Value at June 30, 2022	Purchases	Sales		Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2023	Dividends	Shares Held at June 30, 2023
Iracore Investments Holdings, Inc.	$6,623,328	$—	$—		$—	$396,461	$7,019,789	$—	22,361
Metals Recovery Holdings LLC	18,508,369	—	(4,274,811	)*	—	(6,613,285)	7,620,273	—	116,127
PetroQuest Energy, Inc.	1,255,669	—	—		—	(1,255,669)	0	—	89,691	**
	$26,387,366	$—	$(4,274,811)		$—	$(7,472,493)	$14,640,062	$—

*  Reduction due to return of capital distributions.

**  Reduction in shares due to corporate action.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. The contractual maturity of the cash collateral received under the securities lending agreement is classified as overnight and continuous. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2023, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2023, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The Value Opportunities Fund and the High Yield Fund may have investments in securities or derivatives that utilized the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. The publication of LIBOR rates ceased at the end of 2021 for most maturities and currencies, and certain remaining widely used U.S. dollar (USD) LIBOR rates that were published for an additional period of time to assist with the transition have also been phased out. The transition process from LIBOR to the Secured Overnight Financing Rate ("SOFR") for USD LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act of 2021 and the Federal Reserve Board's adoption of implementing regulations in December 2022, which replaced LIBOR based benchmark rates in instruments with no, or insufficient, alternative rate setting provisions with a SOFR based rate following the cessation of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity of, or return on, certain of a Fund's investments.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

Certain Funds invest a significant portion of their assets in companies in the financial sector, and therefore the performance of the Funds could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund. These events can include changes in economic, political or financial market conditions due to war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, and recessions, as well as investor sentiment regarding these issues.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements. In June 2022, FASB issued Accounting Standards Update ("ASU") No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2023.

For the year ended June 30, 2023, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 75.16%, Small Cap Diversified Value Fund — 63.21%, Global Value Fund — 66.36%, International Value Fund — 0.34%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 36.94%, High Yield Fund — 0.77%.

For the year ended June 30, 2023, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 75.82%, Small Cap Diversified Value Fund — 63.44%, Global Value Fund — 100.00%, International Value Fund — 100.00%, International Small Cap Diversified Value Fund — 95.57%, Value Opportunities Fund — 51.07%, High Yield Fund — 0.77%. Shareholders should consult their tax advisors.

For the year ended June 30, 2023, the International Value Fund and International Small Cap Diversified Value Fund earned foreign source income of $107,734 and $254,920, respectively, and paid foreign taxes of $12,841 and $30,619, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2023, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 1.73%, Mid-Cap Value Fund — 0.15%, Small Cap Value Fund — 2.57%, Small Cap Diversified Value Fund — 0.74%, Global Value Fund — 0.09%, International Value Fund — 0.08%, International Small Cap Diversified Value Fund — 0.04%, Value Opportunities Fund — 4.18%, High Yield Fund — 99.09%.

For the year ended June 30, 2023, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 64.17%, Small Cap Diversified Value Fund — 43.94%, Global Value Fund — 0.00%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 0.00%, High Yield Fund — 0.00%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets & liabilities of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund, and High Yield Fund, including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended (as to International Small Cap Diversified Value Fund, the financial highlights for each of the two years in the period ended June 30, 2023, and for the period from June 30, 2020 (commencement of operations) through June 30, 2021), and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting Hotchkis & Wiley Funds, except International Small Cap Diversified Value Fund, as of June 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Small Cap Diversified Value Fund as of June 30, 2023; the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period ended June 30, 2023 and for the period from June 30, 2020 (commencement of operations) through June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
August 22, 2023

We have served as the auditor of one or more Hotchkis & Wiley Funds investment companies since 2012.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2023 – June 30, 2023).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period* 1/1/23 - 6/30/23	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period* 1/1/23 - 6/30/23	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,073.90	$4.11	$1,000.00	$1,020.83	$4.01	0.80%
Class A	1,000.00	1,072.70	5.40	1,000.00	1,019.59	5.26	1.05
Class C	1,000.00	1,068.60	9.23	1,000.00	1,015.87	9.00	1.80
Large Cap Value Fund
Class I	1,000.00	1,059.10	4.85	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	1,057.50	6.07	1,000.00	1,018.89	5.96	1.19
Class C	1,000.00	1,054.00	9.93	1,000.00	1,015.12	9.74	1.95
Class Z	1,000.00	1,059.60	4.29	1,000.00	1,020.63	4.21	0.84
Mid-Cap Value Fund
Class I	1,000.00	1,035.70	5.05	1,000.00	1,019.84	5.01	1.00
Class A	1,000.00	1,034.50	6.10	1,000.00	1,018.79	6.06	1.21
Class C	1,000.00	1,030.50	9.97	1,000.00	1,014.98	9.89	1.98
Class Z	1,000.00	1,036.20	4.44	1,000.00	1,020.43	4.41	0.88
Small Cap Value Fund
Class I	1,000.00	1,063.50	4.96	1,000.00	1,019.98	4.86	0.97
Class A	1,000.00	1,062.30	6.24	1,000.00	1,018.74	6.11	1.22
Class C	1,000.00	1,058.20	10.05	1,000.00	1,015.03	9.84	1.97
Class Z	1,000.00	1,063.90	4.50	1,000.00	1,020.43	4.41	0.88
Small Cap Diversified Value Fund
Class I	1,000.00	1,042.50	4.05	1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,041.10	5.31	1,000.00	1,019.59	5.26	1.05
Class Z	1,000.00	1,043.40	3.95	1,000.00	1,020.93	3.91	0.78
Global Value Fund
Class I	1,000.00	1,124.10	5.00	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	1,123.30	6.32	1,000.00	1,018.84	6.01	1.20
International Value Fund
Class I	1,000.00	1,137.80	5.04	1,000.00	1,020.08	4.76	0.95

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period* 1/1/23 - 6/30/23	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period* 1/1/23 - 6/30/23	Annualized Expense Ratio
International Small Cap Diversified Value Fund
Class I	$1,000.00	$1,087.50	$5.12	$1,000.00	$1,019.89	$4.96	0.99%
Value Opportunities Fund
Class I	1,000.00	1,120.00	4.99	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	1,118.70	6.30	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,114.80	10.02	1,000.00	1,015.32	9.54	1.91
Class Z	1,000.00	1,120.60	4.52	1,000.00	1,020.53	4.31	0.86
High Yield Fund
Class I	1,000.00	1,057.90	3.57	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,057.00	4.69	1,000.00	1,020.23	4.61	0.92
Class C	1,000.00	1,051.60	8.65	1,000.00	1,016.36	8.50	1.70
Class Z	1,000.00	1,057.30	3.06	1,000.00	1,021.82	3.01	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations In Approving Continuation of Investment Advisory Agreements

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley International Value Fund, the Hotchkis and Wiley International Small Cap Diversified Value Fund, the Hotchkis and Wiley Value Opportunities Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"), of which each Fund is a series. The Advisory Agreements were initially approved by the Board of Trustees of the Trust at the inception of each Fund and continue thereafter if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"). The Advisory Agreements for each Fund were renewed by the Board at a meeting held in May 2023.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to: (i) the nature, extent and quality of services provided by the Advisor, (ii) short-term and longer-term total return of each Fund relative to its respective peer group and benchmark index(es), (iii) the advisory fees and expense ratios of each Fund as compared to the advisory fees and expense ratios of funds in its peer group, (iv) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (v) the extent to which the Advisor has in the past, or is likely in the future, to experience economies of scale in connection with the investment advisory services it provides to each Fund, and (vi) fall-out benefits to the Advisor and its affiliates from its relationship with the Funds.

The Independent Trustees met with their independent legal counsel prior to the May 2023 Board meeting to review the materials provided by the Advisor and were advised regarding their fiduciary duties pertaining to renewal of investment advisory contracts and the factors they should consider in evaluating advisory agreements. The Independent Trustees, through their legal counsel, then provided follow-up questions to the Advisor which were addressed by the Advisor. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their requests was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance.

At the May 2023 Board meeting, representatives of the Advisor discussed the Independent Trustees' requests and follow-up questions with the Board and responded to further questions. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Board noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Board also reviewed each Fund's performance and information regarding the Advisor's investment approach, which is driven by team-oriented, in-depth, fundamental research. The Board considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Board also considered the portfolio managers' significant investments in the Funds. The Board reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Board also considered other non-advisory services provided by the Advisor to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on its review, the Board concluded that the nature, extent and quality of services provided to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor. The Board noted that it reviews data on the short-term and longer-term total returns of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Board reviewed a report prepared by the Trust's administrator (the "Report") using information provided by Morningstar, Inc., an independent provider of mutual fund data, that compared the annualized total returns of Class I shares of each Fund to the median annualized total returns of a group of funds that are similar, primarily in terms of investment style (each a "Peer Group"), and to the annualized total returns of the Fund's primary and secondary (for Funds that have secondary benchmarks) benchmark indexes for the one-, three-, five- and ten-year periods, as applicable, ended December 31, 2022 and for the three- and six-month, one-, three-, five- and ten-year periods, as applicable, ended March 31, 2023. The Board noted that the Peer Groups were reviewed and selected by the Advisor based on its criteria to determine an appropriate group of competitor funds. In addition, data regarding performance of the Peer Group is provided at each quarterly Board meeting.

The Board noted that all Funds outperformed the median returns of their respective Peer Groups and the returns of their respective primary benchmarks for the one-year and three-year periods ended December 31, 2022, except that the Large Cap Value Fund underperformed its Peer Group for the three-year period, the Global Value Fund underperformed its Peer Group for the one-year period and underperformed its primary benchmark for the three-year period, and the Value Opportunities Fund underperformed its Peer Group for the one-year period. The Board also considered that the International Small Cap Diversified Value Fund commenced operations on June 30, 2020 and did not have three years of performance history as of December 31, 2022. The Board considered that the Advisor had been consistent in its approach to managing portfolios. The Board concluded that the Advisor's services in managing each Fund's portfolio were satisfactory.

Fees, Expenses and Profitability. The Board reviewed advisory fee and expense data using information provided by Morningstar, Inc., contained in the Report, including information regarding applicable expense limitations for the Funds' Class I shares. The Board reviewed data in the Report showing how each Fund's advisory fee and Class I shares' expense ratio compared to those of the funds in its Peer Group using similar share classes. The Board also reviewed information provided by the Advisor on management fees charged by the Advisor for sub-advisory services it provides to other mutual funds and management fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Board considered a list of the many additional functions that the Advisor performs for the Funds that the Advisor does not perform for its separate account and sub-advisory clients, and noted it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts.

With respect to the advisory fee for each Fund, the Board noted that the Report showed that the Diversified Value and Large Cap Value Funds' contractual advisory fees were higher than the median contractual advisory fees of their respective Peer Groups, that the Small Cap Value, Global Value, International Value and International Small Cap Diversified Value Funds' contractual advisory fees were lower than the median contractual advisory fees of their respective Peer Groups, and that the Mid-Cap Value, Small Cap Diversified Value, Value Opportunities and High Yield Funds' contractual advisory fees were the same as the median contractual advisory fees of their respective Peer Groups. The Board also noted that the net expense ratios, after implementation of the expense caps, of the Diversified Value Fund and Large Cap Value Fund were above the median net expense ratio of their Peer Group, and in response to questions from the Independent Trustees the Advisor provided supplemental information regarding the components of the Funds' non-advisory fee expenses and why such other expenses generally exceed those of the peer funds, including that the Diversified Value and Large Cap Value Funds' net assets are the lowest of all funds in their Peer Group. The Independent Trustees also considered the Large Cap Value Fund's contractual advisory fee and net expense ratio compared to a supplemental peer group compiled by the Advisor that consisted of other funds in the Morningstar U.S. Large Cap Value category with similar levels of assets under management as the Fund, and noted that the Large Cap Value Fund's contractual advisory fee compared similarly and the Fund's net expense ratio compared more favorably against those of the funds in the supplemental peer group. The Independent Trustees considered that in 2018 the Advisor reduced the Diversified Value and Large Cap Value Funds' expense caps.

The Board noted that the Advisor uses a fundamental research-intensive process. The Board considered the expense caps put in place by the Advisor for each Fund (as further described below). The Board concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Board reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Board reviewed data regarding the Advisor's variable expenses and fixed expenses. The Board considered that in 2022, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board noted that the annualized expense ratio was above the expense cap for the Diversified Value, Large Cap Value, Small Cap Diversified Value, Global Value, International Value, International Small Cap Diversified Value and High Yield Funds in 2022. The Board considered that the Advisor has agreed to continue the expense caps for the share classes of each Fund through at least August 29, 2024. The Board also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Board noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. The Board also noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. The Board concluded that the level of estimated profitability to the Advisor under the Advisory Agreements was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Board reviewed the information provided by the Advisor as to the extent to which it has in the past or is likely in the future to realize economies of scale in connection with the investment advisory services it provides as each Fund grows. The Board noted the low level of assets under management in certain Funds. The Board considered that the breakpoints in the Diversified Value, Large Cap Value and Mid-Cap Value Funds' advisory fee schedules can enable shareholders to share in economies of scale. The Board considered the amount of advisory fees that the Advisor waived and Fund operating expenses that the Advisor reimbursed in 2022 to the benefit of certain Funds and their shareholders. The Board also considered information regarding the investment, compliance and client service personnel employed by the Advisor. The Board concluded that in the aggregate the Funds' fee levels are appropriate.

Fall-Out Benefits to the Advisor from its Relationship to the Funds. The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity Funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the Advisor's investment research process, which benefits the Funds (as well as the Advisor who uses (or can use) the research for the benefit of the Advisor's other clients). The Board also considered that the Advisor indirectly benefits from the Funds' payment of sub-transfer agency expenses.

* * * *

Based on its review, including its consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Fund's Advisory Agreement is in the best interests of the Fund.

Statement Regarding Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act") the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk, i.e., the risk that a Fund could not meet redemption requests without significant dilution of remaining investors' interests in the Fund (the "Program"). The Program is overseen by the Liquidity Risk Management Committee (the "Committee"), a committee comprised of representatives of Hotchkis & Wiley Capital Management, LLC, the Funds' investment adviser. The Funds' Board of Trustees ("Board") has approved the designation of the Committee to oversee the Program. The Program's principal objectives include supporting each Fund's compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund's liquidity and the periodic classification and re-classification of a Fund's investments into groupings that reflect the Committee's assessment of their relative liquidity under current market conditions. At a meeting of the Board on May 16, 2023, the Committee provided a written report to the Board addressing the operation, adequacy, and effectiveness of implementation of the Program for the period of April 1, 2022 through March 31, 2023 (the "Review Period").

During the Review Period, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders, no Fund breached the 15% limit on illiquid investments, and no changes were made to the Program except for minor clarifications in relation to recently implemented SEC rulemaking. The report concluded that the process for classifying the Funds' portfolio investments is working effectively, each Fund primarily holds assets that are highly liquid, each Fund's liquidity risk is low and the liquidity of each Fund is sufficient to meet anticipated redemptions. The Committee determined, and reported to the Board, that the Program had been implemented and operated in an adequate and effective manner.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds' Prospectus or Statement of Additional Information for more information regarding a Fund's exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018

Founder, Chief Executive Officer and Chairman of Bridge Energy LLC (2017 — present); Chairman Emeritus of Stanford University PIC Endowment (1999 — present); Formerly, Founder, Chief Executive Officer and Chairman of Pacific Coast Energy Company, LP (1988 — 2019); Founder, Chief Executive Officer and Chairman of BreitBurn Energy Company (1988 — 2012).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007

President of Chilean Association of Pension Fund Administrators (2021 — present); Member of Queens Care's Investment Committee (2017 — present); Formerly, California State University — Long Beach: Professor of Economics (1994 – 2015).

				Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (8 portfolios)
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 — 2015).	Ten	Aptim Corp.

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chair of the Nominating and Governance Committee.

(b)  Chair of the Audit Committee.

(c)  Vice Chair of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Executive Chairman (2021 — present) and Portfolio Manager (2001 — present) of Hotchkis & Wiley Capital Management, LLC (the "Advisor"). Formerly, Chief Executive Officer of the Advisor (2001 — 2021).	Ten	None

*  Mr. Davis is considered an "interested person," as defined in the 1940 Act, of the Trust based on his positions with the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Stacey Gillespie (born 1974)	Chief Compliance Officer	Since 2021	Director and Chief Compliance Officer of ACA Group (2015 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust, except Stacey Gillespie, is c/o Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary. The address for Stacey Gillespie is c/o ACA Group, 140 East 45th Street, 29th Floor (2 Grand Central Tower), New York, NY 10017.

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1000
Costa Mesa, California 92626

DISTRIBUTOR

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0623-0823

JUNE 30, 2023

ANNUAL REPORT

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The principal accountant did not provide any other services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2023	FYE 6/30/2022
(a) Audit Fees	$224,200	$209,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)(1) The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any “control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

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(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g) During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor. The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2023 and 2022 consisted of preparing state and federal tax returns. D&T charged $167,053 and $206,314 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2023 and 2022, respectively. None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant.

(h) The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

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Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee. Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chair of the Nominating and Governance Committee, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5704.

Item 11. Controls and Procedures.

(a)	The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

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Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	8/22/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	8/22/2023

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	8/22/2023

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